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EXHIBIT 10.45

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                      CONSTRUCTION AND TERM LOAN AGREEMENT



                              dated April 10, 2006



                                  by and among



                           PACIFIC ETHANOL MADERA LLC,
                                  as Borrower,



                    THE LENDERS NAMED ON THE SIGNATURE PAGES
                               TO THIS AGREEMENT,
                                   as Lenders,



                                       and



                             HUDSON UNITED CAPITAL,
                        A DIVISION OF TD BANKNORTH, N.A.,
                             as Administrative Agent




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
                                                 TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----


ARTICLE I DEFINITIONS.............................................................................................2

ARTICLE II THE CONSTRUCTION AND TERM LOANS........................................................................2
         SECTION 2.1         COMMITMENTS..........................................................................2
         SECTION 2.2         FUNDING OF THE LOANS.................................................................3
         SECTION 2.3         INTEREST.............................................................................4
         SECTION 2.4         NOTES................................................................................6
         SECTION 2.5         FEES.................................................................................7
         SECTION 2.6         SECURITY.............................................................................7
         SECTION 2.7         USE OF PROCEEDS......................................................................7
         SECTION 2.8         REPAYMENT OF PRINCIPAL...............................................................7
         SECTION 2.9         PAYMENTS............................................................................10
         SECTION 2.10        INCREASED COSTS AND UNAVAILABILITY..................................................11

ARTICLE III CONDITIONS PRECEDENT.................................................................................16
         SECTION 3.1         CONDITIONS PRECEDENT TO THE CONSTRUCTION LOAN CLOSING DATE..........................16
         SECTION 3.2         CONDITIONS PRECEDENT TO THE SECOND AND EACH SUBSEQUENT CONSTRUCTION LOAN
                             FUNDING DATE........................................................................22
         SECTION 3.3         CONDITIONS PRECEDENT TO THE TERM LOAN CONVERSION DATE...............................26
         SECTION 3.4         NO WAIVER...........................................................................29
         SECTION 3.5         LOCATION OF CLOSINGS................................................................29

ARTICLE IV REPRESENTATIONS AND WARRANTIES........................................................................29
         SECTION 4.1         REPRESENTATIONS AND WARRANTIES......................................................29
         SECTION 4.2         SURVIVAL............................................................................37

ARTICLE V COVENANTS..............................................................................................37
         SECTION 5.1         AFFIRMATIVE COVENANTS...............................................................37
         SECTION 5.2         NEGATIVE COVENANTS..................................................................46

ARTICLE VI EVENTS OF DEFAULT.....................................................................................52
         SECTION 6.1         EVENTS OF DEFAULT...................................................................52
         SECTION 6.2         REMEDIES............................................................................55
         SECTION 6.3         RIGHT TO COMPLETE...................................................................55

ARTICLE VII THE AGENT............................................................................................57
         SECTION 7.1         AUTHORIZATION AND ACTION............................................................57
         SECTION 7.2         DELEGATION OF DUTIES................................................................57
         SECTION 7.3         ADMINISTRATIVE AGENT'S RELIANCE.....................................................57
         SECTION 7.4         NOTICE OF DEFAULT...................................................................58


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         SECTION 7.5         ADMINISTRATIVE AGENT AS A LENDER....................................................58
         SECTION 7.6         CREDIT DECISIONS....................................................................59
         SECTION 7.7         INDEMNIFICATION.....................................................................59
         SECTION 7.8         SUCCESSOR ADMINISTRATIVE AGENT......................................................60

ARTICLE VIII GENERAL PROVISIONS..................................................................................61
         SECTION 8.1         COUNTERPARTS........................................................................61
         SECTION 8.2         INTEGRATION.........................................................................61
         SECTION 8.3         SEVERABILITY........................................................................61
         SECTION 8.4         FURTHER ASSURANCES..................................................................61
         SECTION 8.5         AMENDMENTS AND WAIVERS..............................................................61
         SECTION 8.6         NO WAIVER; REMEDIES CUMULATIVE......................................................61
         SECTION 8.7         SUCCESSORS AND ASSIGNS..............................................................62
         SECTION 8.8         NO AGENCY...........................................................................63
         SECTION 8.9         NO THIRD-PARTY BENEFICIARIES........................................................63
         SECTION 8.10        NON-RECOURSE........................................................................64
         SECTION 8.11        COSTS, EXPENSES AND TAXES...........................................................64
         SECTION 8.12        INDEMNITY...........................................................................65
         SECTION 8.13        RIGHT OF SET-OFF....................................................................65
         SECTION 8.14        SHARING OF PAYMENTS.................................................................66
         SECTION 8.15        GOVERNING LAW.......................................................................66
         SECTION 8.16        WAIVER OF PRESENTMENT, DEMAND, PROTEST AND NOTICE...................................66
         SECTION 8.17        WAIVER OF JURY TRIAL................................................................66
         SECTION 8.18        CONSENT TO JURISDICTION.............................................................67
         SECTION 8.19        CONFIDENTIALITY.....................................................................67
         SECTION 8.20        NOTICES.............................................................................68
         SECTION 8.21        LEGAL REPRESENTATION OF THE PARTIES.................................................68


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SCHEDULE X                          Definitions and Rules of Construction
SCHEDULE 3.1(a)(ix)                 Project Documents in Effect on the Construction Loan Closing Date
SCHEDULE 5.2(c)                     Additional Project Costs

EXHIBIT 2.2                         Form of Notice of Borrowing
EXHIBIT 2.4(a)                      Form of Construction Loan Note
EXHIBIT 2.4(b)                      Form of Term Loan Note
EXHIBIT 5.1(k)(iii)                 Form of Monthly Construction Report
EXHIBIT 5.1(n)                      Required Insurance
EXHIBIT 8.7(c)                      Form of Commitment Transfer Supplement


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                      CONSTRUCTION AND TERM LOAN AGREEMENT


                  This CONSTRUCTION AND TERM LOAN AGREEMENT, dated April 10, 2006 (as amended, modified or supplemented, this "AGREEMENT"), is by and among PACIFIC ETHANOL MADERA LLC, a Delaware limited liability company ("BORROWER"), the lenders named from time to time on the signature pages to this Agreement, and HUDSON UNITED CAPITAL, A DIVISION OF TD BANKNORTH, N.A., a national banking association, as administrative agent for the Lenders (as defined below) (together with its successors and assigns in such capacity, the "ADMINISTRATIVE Agent").

                                    RECITALS:
                                    ---------

                  WHEREAS, Pacific Ethanol, Inc., a Delaware corporation ("PEI"), is a developer of ethanol production facilities;

                  WHEREAS, PEI owns all of the issued and outstanding shares of Pacific Ethanol California, Inc., a California corporation ("PEC"), and all of the membership interests in Kinergy Marketing, LLC, an Oregon limited liability company ("KINERGY");

                  WHEREAS, PEC owns all of the membership interests in Pacific Ethanol Holding Co. LLC, a Delaware limited liability company ("BORROWER MEMBER"), and Pacific Ag. Products, LLC, a California limited liability company ("PAP");

                  WHEREAS, Borrower Member owns all of the membership interests in Borrower;

                  WHEREAS, Borrower was formed to develop, own and operate an approximately 35 million gallon-per-year dry mill ethanol production facility to be located in Madera, California (the "PROJECT");

                  WHEREAS, Borrower also owns grain processing and storage facilities consisting of eight silos and two associated rail loops, which facilities (the "GRAIN FACILITIES") will provide storage and grain processing services to the Project;

                  WHEREAS, W.M. Lyles, Co., a California corporation ("LYLES"), will design and build the Project pursuant to a guaranteed maximum price design-build contract between Lyles and Borrower;

                  WHEREAS, Delta-T Corporation, a Virginia corporation ("DELTA-T"), is licensing technology and providing certain design and process engineering services to Borrower pursuant to a License of Technology, dated September 1, 2005, by and between Delta-T and Borrower;

                  WHEREAS, PAP will provide grain origination services to Borrower and Kinergy will provide ethanol marketing services to Borrower;

                  WHEREAS, PEC will provide operations and maintenance services to Borrower in connection with the Project and PAP will provide operations and maintenance services to Borrower in connection with the Grain Facilities;

                  WHEREAS, Western Milling LLC, a California limited liability company, will provide marketing services for the wet distillers' grains produced by the Project;

                  WHEREAS, Borrower desires that the Lenders make available to Borrower Construction Loans (as defined below) to finance a portion of the cost of ownership, development, engineering, construction, testing and operation of the Project;

                  WHEREAS, Borrower further desires that, upon the satisfaction of certain conditions, the Lenders convert the Construction Loans to Term Loans (as defined below);

                  WHEREAS, the Construction Loans and the Term Loans will be secured by, among other collateral, pledges of all of Borrower's assets (including the Project and the Grain Facilities) and all of the membership interests in Borrower;

                  WHEREAS, the Lenders are willing to make such loans available to Borrower on the terms and subject to the conditions set forth in this Agreement; and

                  WHEREAS, the Lenders desire that the Administrative Agent serve as their administrative agent in connection with the loans contemplated by this Agreement and the Administrative Agent is willing to serve in such capacity;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

                  Capitalized terms used and not otherwise defined in this Agreement have the meanings given to those terms in Schedule X hereto, and the rules of construction set forth in Schedule X govern this Agreement.

                                   ARTICLE II
                      THE CONSTRUCTION LOANS AND TERM LOANS
                      -------------------------------------

                  Section 2.1 COMMITMENTS.

                  (a) CONSTRUCTION LOAN COMMITMENTS AND TERM LOAN COMMITMENTS. Commencing on the Construction Loan Closing Date, on the terms and subject to the conditions of this Agreement and in reliance upon the representations, warranties and covenants of Borrower contained herein, (i) each Construction Lender agrees to make one or more Construction Loans to Borrower on one or more Construction Loan Funding Dates in an aggregate amount equal to its Pro Rata


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Share of the Aggregate Construction Loan Commitment and (ii) each Term Lender agrees to make a Term Loan to Borrower on the Term Loan Conversion Date in an amount equal to its Pro Rata Share of the Aggregate Term Loan Commitment. Notwithstanding the foregoing, (i) no Construction Lender will have any obligation to make a Construction Loan after, and the Construction Loan Commitments will expire on, the Construction Loan Commitment Termination Date and (ii) no Term Lender will have any obligation to make a Term Loan after, and the Term Loan Commitments will expire on, the Construction Loan Commitment Termination Date, if the Term Loan Conversion Date has not occurred prior to such date.

                  (b) SEPARATE OBLIGATIONS. Each Lender will make its Loans to Borrower simultaneously with the other Lenders at the times designated by the Administrative Agent pursuant to Section 2.2(c); PROVIDED, that the failure of any Lender to fund any Loan will not affect the obligation of any other Lender to fund its Loans. No Lender will be responsible for a default by any other Lender in funding a Loan nor will any Commitment of any Lender be increased or decreased by reason of any such default.

                  Section 2.2 FUNDING OF THE LOANS.

                  (a) THE CONSTRUCTION LOANS.

                           (i) On each Construction Loan Funding Date, each Construction Lender will make a Construction Loan to Borrower in the amount of such Construction Lender's Pro Rata Share of the amount specified in the Notice of Borrowing relating to such Construction Loan Funding Date; PROVIDED, that no Construction Lender will be required to make Construction Loans that, in the aggregate, exceed such Construction Lender's Pro Rata Share of the Aggregate Construction Loan Commitment. After payment of all fees, expenses and other amounts required by the Loan Documents to be paid by Borrower on such Construction Loan Funding Date, the aggregate net proceeds of such Construction Loans will be deposited into the Construction Draw Account for disbursement in accordance with the Disbursement Agreement and for use in accordance with Section 2.7(a).

                           (ii) Each Construction Loan will mature on the Construction Loan Maturity Date and must be refinanced with a Term Loan on or prior to the Construction Loan Maturity Date, unless payment of such Construction Loan is due prior to the Construction Loan Maturity Date by acceleration, mandatory prepayment or otherwise. No Construction Loan, once repaid, may be reborrowed.

                           (iii) On each Business Day after the Construction Loan Closing Date and on or before the Term Loan Conversion Date on which interest, fees or expenses are due and payable and are not otherwise paid or provided for, Borrower hereby irrevocably authorizes the Construction Lenders, in their sole discretion, to make Construction Loans to Borrower in the aggregate amount of all interest, fees and expenses then due and payable. The proceeds of such Construction Loans will be deposited into the Construction Draw Account


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         for disbursement in accordance with the Disbursement Agreement. The
         Construction Lenders have no obligation to make any Construction Loan for the purposes stated in this Section 2.2(a)(iii) and no Construction Loan will be made pursuant to this Section 2.2(a)(iii) if an Event of Default has occurred and is continuing.

                  (b) THE TERM LOANS.

                           (i) On the Term Loan Conversion Date, each Term Lender will make a Term Loan to Borrower in the amount of such Term Lender's Pro Rata Share of the amount specified in the Notice of Borrowing relating to the Term Loan Conversion Date. The initial principal amount of each Lender's Term Loan may not exceed such Lender's Pro Rata Share of the Aggregate Term Loan Commitment. After payment of all fees, expenses and other amounts required by the Loan Documents to be paid by Borrower on the Term Loan Conversion Date and the repayment in full of all Construction Loans, including all accrued and unpaid interest thereon, the remaining aggregate net proceeds of such Term Loans, if any, will be paid to or for the account of Borrower for use in accordance with Section 2.7(b).

                           (ii) Each Term Loan will mature on the Term Loan Maturity Date, unless payment thereof is due prior to such date by acceleration, mandatory prepayment or otherwise. No Term Loan, once repaid, may be reborrowed.

                  (c) FUNDING PROCEDURE. Whenever Borrower desires to borrow Loans hereunder, it will submit a Notice of Borrowing to the Administrative Agent prior to 1:00 p.m., New York City time, at least three (3) Business Days prior to the proposed Construction Loan Funding Date or Term Loan Conversion Date, as applicable. Each Notice of Borrowing will be irrevocable. Promptly after receipt of a Notice of Borrowing, the Administrative Agent will notify each Lender of the proposed Loans and of such Lender's Pro Rata Share thereof, and each Lender will have available such Lender's Pro Rata Share of the proposed Loans in immediately available funds no later than 1:00 p.m., New York City time, on the applicable Funding Date. Upon satisfaction or waiver of the applicable conditions precedent set forth in Article III, the Administrative Agent will notify each Lender to disburse its Pro Rata Share of the requested Loans to or for the benefit of Borrower on the applicable Funding Date.

                  Section 2.3 INTEREST.

                  (a)      INTEREST RATES.

                           (i) Each Loan will bear interest on the unpaid principal amount thereof from the date made to but excluding the date of repayment (whether at stated maturity, by acceleration, because of mandatory prepayment or otherwise) at the following rates:

                                    (A) the Construction Loans will bear
                  interest during each Construction Loan Interest Period at a rate per annum equal to LIBOR as determined for such Construction Loan Interest Period plus three hundred


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                  seventy-five (375) basis points, computed on each date on
                  which interest is due on the Construction Loans on the basis of a year of 360 days for the actual number of days elapsed; and

                                    (B) the Term Loans will bear interest during
                  each Term Loan Interest Period at a rate per annum equal to LIBOR as determined for such Term Loan Interest Period plus four hundred (400) basis points, computed on each date on which interest is due on the Term Loans on the basis of a year of 360 days for the actual number of days elapsed.

                           (ii) [RESERVED].

                  (b)      INTEREST PERIODS.

                           (i) The initial Construction Loan Interest Period will commence on the initial Construction Loan Funding Date and end on the next Construction Loan Funding Date. Each Construction Loan Interest Period occurring thereafter will commence on the day after the date on which the immediately preceding Construction Loan Interest Period expires and end on the next Construction Loan Funding Date or, if no such Construction Loan Funding Date occurs, on the last Business Day of the next calendar month.

                           (ii) The initial Term Loan Interest Period will commence on the Term Loan Conversion Date and end on the next Payment Date. Each Term Loan Interest Period occurring thereafter will commence on the day after the date on which the immediately preceding Term Loan Interest Period expires and end on the next Payment Date.

                           (iii) An Interest Period that would otherwise end on a day that is not a LIBOR Business Day will end on the next succeeding LIBOR Business Day, unless such day falls in the next calendar month, in which case such Interest Period will end on the next preceding LIBOR Business Day.
                           (iv) An Interest Period that begins on the last LIBOR Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period will end on the last LIBOR Business Day of the calendar month at the end of such Interest Period.

                  (c) INTEREST PAYMENT DATES.

                           (i) All accrued and unpaid interest on the Construction Loans will be payable on each Construction Loan Funding Date (or, if no Construction Loan Funding Date occurs during any calendar month during which any Construction Loans are outstanding, on the last Business Day of such calendar month) and on the date on which the Construction Loans are repaid in full, whether by mandatory prepayment or refinancing with Term Loans.


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                           (ii) All accrued and unpaid interest on the Term
         Loans will be payable in arrears on each March 31, June 30, September 30 and December 31 following the Term Loan Conversion Date and on the date on which the Term Loans are repaid in full, whether by mandatory prepayment or on the Term Loan Maturity Date.

                           (iii) After maturity (whether at stated maturity, by acceleration, because of mandatory prepayment or otherwise), all accrued and unpaid interest (including Default Interest) due on any Loan will be payable upon demand by the Administrative Agent.

                  (d) DEFAULT INTEREST. Overdue principal and overdue interest in respect of any Loan and any other amount payable hereunder or under any other Loan Document by Borrower or any other Person that is overdue will bear interest at a rate per annum (the "DEFAULT RATE") equal to two percent (2%) in excess of the Interest Rate then-applicable to such Loan or other amount or, if no rate of interest is applicable to such overdue amount, the highest rate of interest then-applicable to any outstanding Loan. Upon the occurrence and during the continuation of an Event of Default (other than an Event of Default caused solely by Borrower's failure to comply with Section 5.1(p)), all Loans and all other amounts owing by Borrower and any other Person under a Loan Document will bear interest at the Default Rate.

                  (e) INTEREST LIMITATION. Notwithstanding any other provision of the Loan Documents, if the rate of interest on any obligation of Borrower or any other Person under any Loan Document at any time exceeds the highest rate permitted by applicable Law, the rate of interest on such obligation will be deemed to be the highest rate permitted by applicable Law.

                  Section 2.4 NOTES. Borrower will execute and deliver to each Construction Lender on the Construction Loan Closing Date a Construction Loan Note substantially in the form of Exhibit 2.4(a) and to each Term Lender on the Term Loan Conversion Date a Term Loan Note substantially in the form of Exhibit 2.4(b). Each Construction Loan Note will be dated the Construction Loan Closing Date, will be in the principal amount of such Lender's Pro Rata Share of the Aggregate Construction Loan Commitment and will evidence the Construction Loans made by such Construction Lender. Each Term Loan Note will be dated the Term Loan Conversion Date and will be in the principal amount of, and will evidence, the Term Loan made by such Term Lender. On each Construction Loan Funding Date, each Construction Lender is authorized to make a notation on the schedule attached to its Construction Loan Note indicating the date and the principal amount of the Construction Loan made by such Construction Lender on such date. The information set forth in such schedules will, absent manifest error, be prima facie evidence of the outstanding principal amount of such Construction Loan Note. Any failure by a Construction Lender to make any such notation will not limit or affect the obligations of Borrower under the Construction Loan Notes or any other Loan Document. Each Note will be subject to and entitled to the benefits of the Loan Documents.


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

                  Section 2.5 FEES.

                  (a) CONSTRUCTION LOAN FEE. On the Construction Loan Closing Date, Borrower will pay to each Construction Lender a fee equal to one percent (1%) of such Construction Lender's Pro Rata Share of the Aggregate Construction Loan Commitment; PROVIDED, that the fee payable to Hudson United Capital, as a Construction Lender, will be reduced by thirty thousand Dollars ($30,000) in recognition of fees previously paid.

                  (b) TERM LOAN CONVERSION FEE. On the Term Loan Conversion Date, Borrower will pay to each Term Lender a fee equal to one percent (1%) of the initial principal amount of such Term Lender's Term Loan.

                  (c) AGENCY FEE. On the first anniversary of the Construction Loan Closing Date, and on the Payment Date next following each subsequent anniversary of the Construction Loan Closing Date for so long as any Loan remains outstanding under this Agreement, Borrower will pay to the Administrative Agent a fee equal to thirty-three thousand Dollars ($33,000).

                  Section 2.6 SECURITY. The Loans and all other amounts payable by Borrower or any other PEIX Party under this Agreement and the other Loan Documents are secured by the Collateral and are entitled to the benefits of the Security Documents.

                  Section 2.7 USE OF PROCEEDS.

                  (a) CONSTRUCTION LOANS. Proceeds of the Construction Loans may be used only to pay (i) Qualified Project Construction Expenses and (ii) interest, fees and other expenses payable pursuant to Section 2.3, Section 2.5,
Section 2.10 and Section 8.11.

                  (b) TERM LOANS. Proceeds of the Term Loans may be used only to
(i) refinance the principal of and accrued and unpaid interest on all Construction Loans outstanding on the Term Loan Conversion Date and (ii) pay interest, fees and other expenses payable pursuant to Section 2.3, Section 2.5,
Section 2.10 and Section 8.11. To the extent that proceeds of the Term Loans are not sufficient to pay in full all of the amounts described in the preceding sentence, such proceeds will be applied FIRST to the amounts described in clause
(i) of the preceding sentence and SECOND to the amounts described in clause (ii) of the preceding sentence until all of such proceeds have been disbursed. Any amount described in the first sentence of this paragraph not paid with the proceeds of the Term Loans will be payable in full by or on behalf of Borrower on the date on which the Term Loans are disbursed.

                  Section 2.8 REPAYMENT OF PRINCIPAL.

                  (a)      MANDATORY REPAYMENTS.

                           (i) The Construction Loans must be refinanced in full with Term Loans on or before the Construction Loan Commitment Termination Date. Borrower will repay all outstanding Term Loans on or before the Term Loan Maturity Date.


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

                           (ii) On each March 31, June 30, September 30 and December 31 following the Term Loan Conversion Date, Borrower will pay to each Lender the amount of principal of the Term Loans corresponding to such Payment Date under the heading "Scheduled Installment" on
         Schedule I to each Term Loan Note (each such payment, a "SCHEDULED INSTALLMENT"). Exhibit 2.4(b) contains the Schedule I that will be attached to each Term Loan Note and applicable to the Term Loans if the aggregate amount of Term Loans made on the Term Loan Conversion Date is equal to $34 million. If, however, based upon the restrictions contained in the definition of Aggregate Term Loan Commitment, the aggregate amount of Term Loans made on the Term Loan Conversion Date is less than $34 million, then the Administrative Agent, in consultation with Borrower and with the approval of the Majority Lenders, will prepare replacement amortization schedules for the Term Loan Notes based upon (A) the reduced aggregate amount of Term Loans (calculated in accordance with the definition of Aggregate Term Loan Commitment) being made on such Term Loan Conversion Date, (B) the Project's projected Net Operating Cash, as reflected in the Closing Pro Forma and adjusted by the actual production capabilities of the Project (as confirmed by the Engineer and with any adjustment based solely upon the Project's as-built production capacity and efficiency levels) and (C) the requirement that Borrower at all times comply with its obligations under Section 5.1(p). Each such amortization schedule will list all Scheduled Installments that will be payable on the corresponding Term Loan Note and all Scheduled Installments, when aggregated together, would result in the Term Loans being paid in full on the Term Loan Maturity Date. No amortization schedule, once it is attached to an executed Term Loan Note, may be amended or otherwise modified except as agreed by the Administrative Agent, with the approval of the Majority Lenders, and Borrower in their respective sole discretion.

                           (iii) In addition to the Scheduled Installments, on each Payment Date after the Term Loan Conversion Date, Borrower will pay to each Lender an additional amount of principal of the Term Loans (each such payment, an "SPP PAYMENT"). SPP Payments will be applied against the outstanding balance of the Term Loans in the inverse order of maturity. The SPP Payment amounts will be determined as follows:

                                    (A) Subject to the provisions of Section
                  2.8(a)(iii)(B), each SPP Payment will be in the amount of each Lender's Pro Rata Share of the amount that is twenty-five percent (25%) of the balance remaining in the Project Revenues Account following the operation of priority FIFTH of Section 4.2(b) of the Disbursement Agreement.

                                    (B) In the event that the Volumetric Ethanol
                  Excise Tax Credit is either repealed or not extended beyond 2010 on or before January 1, 2008, then each SPP Payment will be in the amount of each Lender's Pro Rata Share of the amount that is seventy-five percent (75%) of the balance remaining in the Project Revenues Account following the operation of priority FIFTH of Section 4.2(b) of the Disbursement Agreement; PROVIDED, that if the Volumetric Ethanol Excise Tax Credit is extended beyond 2010 at any time after January 1, 2008, then this Section 2.8(a)(iii)(B) will cease to be in effect and the SPP Payment will be calculated pursuant to
                  Section 2.8(a)(iii)(A) on the Payment Date next following the effectiveness of such extension.

                           (iv) All cash proceeds received by Borrower as a result of (A) any amendment or termination of any Project Document or
         (B) the sale of any material asset of Borrower, in either case prohibited by Section 5.2 of this Agreement or otherwise without the prior written consent of the Majority Lenders (which will not be unreasonably withheld), will immediately be paid to the Lenders in accordance with their Pro Rata Shares of the outstanding Loans and applied as prepayments of the Loans. In connection with any such prepayment, Borrower will pay to the Lenders the prepayment fee calculated in accordance with Section 2.8(c), if any.

                           (v) Borrower will immediately prepay in full the Loans and all other amounts then-outstanding under the Loan Documents:

                                    (A) in the event that substantially all of
                  the improvements included in the Project are completely destroyed by casualty or are condemned, or in the event that Net Insurance Proceeds (together with such other funds as may be available to Borrower for the purposes of repairing the Project) are insufficient in the reasonable judgment of the Administrative Agent to pay for the repair of any casualty to the Project substantially to the pre-casualty condition of the Project prior to the expiration of the benefits of any business interruption insurance and without the occurrence of any Event of Default described in Section 6.1(a), (b), (f),
                  (g), (h), (j), (m), (o) or (p) (in which case no prepayment fee will be payable to the Lenders); or

                                    (B) in the event that the interests of
                  Borrower in the Project are sold or otherwise transferred or PEI ceases to be the majority direct or indirect owner of Borrower or no longer has direct or indirect operational control over Borrower, in any case without the Majority Lenders' prior written consent (in which case Borrower will pay to the Lenders the prepayment fee calculated in accordance with Section 2.8(c), if any).

                  (b) OPTIONAL PREPAYMENTS. Borrower may, on any Payment Date after the first anniversary of the Term Loan Conversion Date, after having given the Administrative Agent at least ten (10) Business Days' prior revocable notice and five (5) Business Days' prior irrevocable notice, prepay in full the Term Loans and all other amounts then-outstanding under the Loan Documents. In connection with any such prepayment, Borrower will pay to the Lenders the prepayment fee calculated in accordance with Section 2.8(c), if any.

                  (c)      PREPAYMENT FEE.

                           (i) In connection with any prepayment or repayment of the Construction Loans other than with proceeds of Term Loans, Borrower will pay to the Lenders a prepayment fee in the amount of five percent (5%) of the prepaid principal amount of the Construction Loans, as liquidated damages and compensation for the costs of the Construction Lenders.

                           (ii) In connection with (i) any permitted optional prepayment made pursuant to Section 2.8(b) or (ii) any mandatory prepayment made pursuant to Section 2.8(a)(iv) or Section 2.8(a)(v)(B), Borrower will pay to the Lenders a prepayment fee in the amount determined pursuant to the following table as liquidated damages and compensation for the costs of the Term Lenders:

                                                                            Fee as a % of
                       Date of Prepayment                              Prepaid Principal Amount
                       ------------------                              ------------------------
        From the Term Loan Conversion Date until the
        second anniversary of the Term Loan
        Conversion Date                                                           3%

        From the second to the third anniversary of the
        Term Loan Conversion Date                                                 2%

        From the third to the fourth anniversary of the
        Term Loan Conversion Date                                                 1%

        After the fourth anniversary of the Term Loan
        Conversion Date                                                           0%

                  Section 2.9 PAYMENTS.

                  (a) METHOD OF PAYMENT.

                           (i) All payments by Borrower or any other Person under any Loan Document will be made in immediately available funds in U.S. Dollars to the Lenders at such office or to such account as each Lender may notify to Borrower in writing from time to time. All such payments must be received no later than 1:00 p.m., New York City time, on the date due and must be made in full without defense, set-off or counterclaim of any kind and without any requirement of presentment, notice or demand. If any such payment is made by Borrower or any other Person after 1:00 p.m., New York City time, such payment will be deemed to have been made on the next Business Day. Subject to the provisions of Section 2.3(b), whenever any payment to be made hereunder or under any other Loan Document is stated to be due on a day that is not a Business Day, the due date of such payment will be accelerated to the next preceding Business Day and such reduction in time will be included in the computation of such payment.

                           (ii) Notwithstanding the provisions of Section 2.9(a)(i) to the contrary, for so long as the Disbursement Agreement remains in full force and effect and PROVIDED, that sufficient funds are available for application in accordance with the terms and conditions hereof and thereof, Borrower authorizes and consents to make, and the Administrative Agent and the Lenders agree to receive, any and all payments required to be made hereunder through operation of the relevant provisions of the Disbursement Agreement.

                  (b) APPLICATION OF PAYMENTS. Subject to the provisions of the Disbursement Agreement and except to the extent expressly otherwise provided herein or in any other Loan Document, all payments received by the Administrative Agent and the Lenders hereunder will be applied in the following order of priority:

                           (i) to the payment of all accrued interest on the Loans;

                           (ii) to the payment or reimbursement of all costs, expenses, Taxes and other amounts payable pursuant to Sections 2.10,
         8.11 and 8.12;

                           (iii) to the payment of all fees payable pursuant to
         Section 2.5;

                           (iv) to the payment of the principal of the Loans in the inverse order of maturity; and

                           (v) to the payment or reimbursement of all other amounts due to the Administrative Agent or any Lender hereunder or under any other Loan Document.

All payments applied to interest on or principal of any Loan will be paid to the Lenders in proportion to their respective Pro Rata Shares of the Construction Loans or the Term Loans, as applicable. All payments applied to any other category of obligation set forth above will be paid to the various payees within such category in proportion to the respective amounts due to them.

                  Section 2.10 INCREASED COSTS AND UNAVAILABILITY.

                  (a) TAXES.

                           (i) All payments made by Borrower or any other Person under the Loan Documents will be made free and clear of, and without deduction or withholding for, any present or future Tax other than Lender Income Taxes and United States backup withholding Taxes (collectively, "REIMBURSABLE TAXES"), and Borrower will pay, either directly (with respect to Reimbursable Taxes of which Borrower has independent knowledge) or through reimbursement pursuant to Section

         2.10(a)(ii), all Reimbursable Taxes in respect of payments under the Loan Documents, and all costs and liabilities incurred by the Administrative Agent and the Lenders (each, an "AFFECTED PARTY") in connection therewith; PROVIDED, that Borrower shall not be required to reimburse any Lender pursuant to this Section 2.10(a) for any Tax incurred more than one year prior to the date on which such Lender notifies Borrower of such Reimbursable Tax.

                           (ii) Borrower will reimburse each Affected Party, on demand given pursuant to Section 2.10(f)(i), for any Reimbursable Tax paid by such Affected Party, including for any Reimbursable Taxes imposed on or attributable to amounts payable under this Section 2.10(a)(ii) (subject to the remaining provisions of this Section 2.10(a) and provided that this Section 2.10(a)(ii) shall not apply to the extent that any such amounts are compensated for by an increased payment under Section 2.10(a)(i)). Each Affected Party will have the absolute right to arrange its tax affairs in whatever manner it deems appropriate and no Affected Party will be obligated to claim any particular deduction, credit or other benefit.

                           (iii) If Borrower is prohibited or prevented (by Law or otherwise) from making any payment to an Affected Party required under Section 2.10(a)(ii), then the amount of the payment due to such Affected Party under the Loan Documents will be increased by the amount necessary to insure that such Affected Party will receive the full amount payable to it under the Loan Documents.

                           (iv) Within thirty (30) days after the date on which any Reimbursable Tax (of which Borrower has independent knowledge or has become aware by a notice from an Affected Party delivered in accordance with Section 2.10(f)(i)) is due, Borrower will furnish to the applicable Affected Parties official receipts or notarized copies thereof evidencing payment of such Reimbursable Tax or, if such receipts are not obtainable, other evidence of such payment by Borrower reasonably satisfactory to the Administrative Agent.

                           (v) The Administrative Agent and the Lenders agree to deliver to Borrower on the date hereof all forms and documents necessary to establish any exemption from withholding for Taxes to which they are entitled, or any other certification reasonably requested by Borrower from time to time. Any Person that becomes the successor holder of a Note will deliver the forms and documents required under this Section 2.10(a)(v). In addition, each Lender will deliver such forms promptly upon the obsolescence, expiration or invalidity of any form previously delivered by such Lender. Each Lender will promptly notify Borrower and the Administrative Agent at any time such Lender determines that it is no longer in a position to provide any previously delivered form or certificate to Borrower.

                           (vi) If the Administrative Agent or a Lender determines, in its reasonable discretion, that it has received a refund of any Reimbursable Taxes or a Tax credit with respect to Reimbursable Taxes from the jurisdiction imposing such Reimbursable Taxes as to which it has been indemnified by Borrower or with respect to which Borrower has paid additional amounts pursuant to this Section 2.10(a), it shall pay to Borrower an amount equal to such refund or credit (but only to the extent of indemnity payments made, or additional amounts paid, by Borrower under this Section 2.10(a) with respect to the Reimbursable Taxes giving rise to such refund or credit), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest, provided that Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to Borrower (plus any penalties, interest or other charges imposed by the relevant Government Instrumentality) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Government Instrumentality. At the reasonable request of Borrower, each Lender who has been indemnified by a Borrower and the Administrative Agent shall take all reasonable measures, at Borrower's expense, to apply for, request or otherwise seek a refund or credit of any Reimbursable Taxes; provided that taking such action, in the reasonable discretion of such Lender or the Administrative Agent, would not be materially burdensome (taking into account Borrower's obligation to pay such Lender's or the Administrative Agent's expenses and other assistance that Borrower offers to provide such Lender or Administrative Agent) or result in materially adverse consequences to such Lender or the Administrative Agent. This paragraph shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to Borrower or any other Person.

                  (b) CAPITAL ADEQUACY, RESERVE REQUIREMENTS AND INCREASED COSTS. If a Lender determines that any Law enacted or effective after the Construction Loan Closing Date, any change in Law effective after the Construction Loan Closing Date, any change in the interpretation or administration of any Law effective after the Construction Loan Closing Date, or compliance with any directive, guideline or request from any Government Instrumentality effective after the Construction Loan Closing Date (whether or not having the force of Law), other than any Law or change in Law related to Reimbursable Taxes, which shall be governed exclusively by Section 2.10(a), or Lender Income Taxes, has the effect of (i) requiring an increase in the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender; (ii) imposing or modifying any reserve, special deposit, compulsory loan or similar requirement relating to any loan, extension of credit or other asset of, or any deposit with or other liability of, such Lender; or (iii) imposes any other cost or condition affecting the cost of making a Loan or maintaining a Commitment; PROVIDED, that Borrower's obligation under this Section 2.10(b) will not affect the obligations of the Affected Parties under Sections 2.10(f)(ii) and (iii), and such Lender reasonably determines that such increase, imposition or modification is material and is based, in whole or in part, upon its obligations hereunder, Borrower will either (x) pay to such Lender the amount necessary to preserve the return on equity originally anticipated to be realized by such Lender as a result of the Loans made hereunder or (y) prepay the Loans made by such Lender in the aggregate amount necessary to prevent such Lender from being subject to such increase, imposition or modification; PROVIDED, that Borrower shall not be required to compensate a Lender pursuant to this Section 2.10(b) for any capital adequacy or reserve increase, imposition or modification incurred more than one year prior to the date on which such Lender notifies Borrower of the change giving rise to those increased costs or reductions and of such Lender's intention to claim compensation for those circumstances; PROVIDED, further, that, if the change giving rise to those increased costs or reductions is retroactive, then the one-year period referred to above shall be extended to include that period of retroactive effect. Any prepayment pursuant to this
Section 2.10(b) will not cause Borrower to owe a prepayment fee pursuant to
Section 2.8(c) or otherwise, but such prepayment will be applied in the manner provided in Section 2.9(b).

                  (c) FUNDING LOSSES. Borrower will compensate each Lender, upon demand, for any out-of-pocket loss, cost or liability (including interest paid by such Lender on funds borrowed to make, continue or convert a Loan and losses sustained in liquidating deposits but excluding any consequential damages or losses) incurred as a result of:

                           (i) repayment (including repayment due to acceleration) of a Loan on a date other than the last day of an Interest Period or the Construction Loan Maturity Date or Term Loan Maturity Date, as applicable;

                           (ii) failure of Borrower to borrow a Loan on the Funding Date notified to the Administrative Agent in a Notice of Borrowing; or

                           (iii) failure of Borrower to repay a Loan when due (whether at stated maturity, by acceleration, because of mandatory prepayment or otherwise) or on the date specified therefor in a notice delivered pursuant to Section 2.8(b).

                  (d) UNAVAILABILITY. In the event that, on or before the start of any Interest Period, the Administrative Agent determines that:

                           (i) U.S. Dollar deposits are not being generally offered in the London interbank market;

                           (ii) adequate and fair means do not exist for ascertaining interest rates by reference to LIBOR; or

                           (iii) any Lender no longer provides LIBOR loans to any of its borrowers;

then the Administrative Agent will give prompt notice of such fact to Borrower and Borrower and the Administrative Agent will promptly enter into good-faith discussions to determine an alternate reference interest rate and margin that will as nearly as possible duplicate the economic terms of this Agreement and the monetary benefit to the Lenders of the Loans made and to be made by the Lenders hereunder. If Borrower and the Administrative Agent are unable to agree on an alternate reference interest rate and margin, then the Lenders may suspend their obligations to make Loans in their sole discretion.

                  (e) ILLEGALITY. If a Lender determines that any Law enacted or effective after the Construction Loan Closing Date, any change in Law effective after the Construction Loan Closing Date, any change in the interpretation or administration of any Law effective after the Construction Loan Closing Date, or compliance by such Lender with any directive, guideline or request (whether or not having the force of Law) of any Government Instrumentality effective after the Construction Loan Closing Date makes it unlawful or impossible for such Lender to fund or maintain Loans, then upon notice to Borrower by such Lender the obligation of such Lender to fund Loans will be suspended. In addition, the outstanding principal amount of such Lender's portion of all Loans, together with interest accrued thereon and all other amounts payable with respect thereto, will be repaid immediately upon demand of such Lender if it determines that immediate repayment is required or, if it determines that immediate repayment is not required, at the end of the next applicable Interest Period. In the event of a repayment of a Loan pursuant to this Section 2.10(e) prior to the end of its Interest Period, Borrower will compensate the Lenders for all losses, costs and liabilities described in Section 2.10(c). Any prepayment pursuant to this Section 2.10(e) will not cause Borrower to owe a prepayment fee pursuant to
Section 2.8(c) or otherwise and such prepayment will be applied in the manner provided in Section 2.9(b). Notwithstanding the foregoing, prior to demanding prepayment of a Loan pursuant to this Section 2.10(e), each Lender affected by the conditions described in this Section 2.10(e) agrees to work in good faith with Borrower to restructure their respective obligations under this Agreement in such a manner as to preserve such Lender's economic return and to eliminate or minimize the need for a Loan to be prepaid.

                  (f) NOTICE AND MITIGATION.

                           (i) To claim any amount under this Section 2.10, the Affected Party must deliver to Borrower a certificate setting forth in reasonable detail any amount or amounts that such Affected Party is entitled to receive pursuant to this Section 2.10 (including calculations, in reasonable detail, showing how such Affected Party computed such amount or amounts). Borrower shall pay such Affected Party the amount due and payable and set forth on any such certificate within thirty (30) days after its receipt.

                           (ii) Except as specifically provided in this Section 2.10, each Affected Party will take reasonable measures to avoid the need for, or reduce the amount of, compensation, reimbursement or indemnification pursuant to this Section 2.10; PROVIDED, that no Affected Party will be required to take any measure that, in its reasonable judgment, would be materially disadvantageous to it or inconsistent with its legal and regulatory position.

                           (iii) If any material Tax or other charge of a type not generally imposed on lenders making loans of the types contemplated by this Agreement is imposed on payments to any Lender, or if any Affected Party is entitled to compensation, reimbursement or indemnification pursuant to this Section 2.10 in any material amount and other lenders making loans of the types contemplated by this Agreement would not generally be so entitled, and Borrower is obligated hereunder to compensate, reimburse or indemnify such Lender for such Tax or other charge, then (A) Borrower may, within ten (10) days after receipt of notice of such obligation, request that such Lender assign its portion of the affected Loan or Loans to another Person reasonably acceptable to the Administrative Agent and such Lender, and such Lender will use reasonable efforts to negotiate such an assignment, and (B) if Borrower identifies a replacement lender that is reasonably acceptable to the Administrative Agent and the other Lenders (if any), then such Lender will promptly assign its portion of the affected Loan or Loans to such replacement lender pursuant to an assignment reasonably acceptable to the assigning Lender.

                                   ARTICLE III
                              CONDITIONS PRECEDENT
                              --------------------

                  Section 3.1 CONDITIONS PRECEDENT TO THE AVAILABILITY OF COMMITMENTS. The obligation of each Lender to make available its respective Commitments is subject to the satisfaction of each of the following conditions precedent:

                  (a) The Administrative Agent has received each of the following, in each case in form and substance satisfactory to the Administrative
Agent:

                           (i) each Loan Document required by the Administrative Agent in its sole discretion to be delivered on the Construction Loan Closing Date, executed and delivered by each of the parties thereto;

                           (ii) [RESERVED];

                           (iii) certified copies of:

                                    (A) the Organizational Documents of the PEIX
Parties;

                                    (B) certificates of existence with respect
                  to the PEIX Parties dated no earlier than thirty (30) days before the Construction Loan Closing Date; and

                                    (C) incumbency certificates for the
                  signatories of the PEIX Parties and resolutions (or other authorizations) of the PEIX Parties approving the Documents to which they are a party and the transactions contemplated thereby;

                           (iv) certificates of a manager or officer of each of the PEIX Parties certifying that:

                                    (A) all Documents executed by such Person on
                  or prior to the Construction Loan Closing Date are in full force and effect, such Person and, to the best knowledge of such Person, the other Project Parties, are in material compliance with all covenants and provisions thereof, and no breach or event of default (or any event that would become a breach or event of default with the giving of notice or passage of time or both) has occurred and is continuing under any such Document, except to the extent as could not reasonably be expected to result in a Material Adverse Effect;

                                    (B) all representations and warranties of
                  such Person contained in the Loan Documents to which it is a party are true, correct and complete;

                                    (C) no act, event or circumstance has
                  occurred with respect to the Project or such Person or, to the best knowledge of such Person, the other Project Parties which has had or could reasonably be expected to have a Material Adverse Effect; and

                                    (D) no material adverse change in the
                  condition or operation, financial or otherwise, of such Person or, to the best of such Person's knowledge, PEI has occurred since January 23, 2006, and the financial statements (including any notes thereto) provided to the Administrative Agent disclose all material liabilities, contingent or otherwise, of such Person;

                           (v) the legal opinion of Borrower's Counsel;

                           (vi) the legal opinion of Lenders' Counsel;

                           (vii) audited financial statements of PEI for the fiscal year ended December 31, 2005 (which may be in the form of a substantially final draft of such audited financial statements if final audited financial statements are not available on the Construction Loan Closing Date), and all subsequent quarterly financial statements, if any, available on the Construction Loan Closing Date, and pro forma balance sheets of Borrower as of the Construction Loan Closing Date;

                           (viii) judgment lien, tax lien and UCC searches, and such other searches of the records of Government Instrumentalities as the Administrative Agent may require, performed with respect to the PEIX Parties in all relevant jurisdictions;

                           (ix) a certificate of an authorized officer of Borrower certifying that each of the Project Documents listed on
         Schedule 3.1(a)(ix) (and attached to such certificate) has been duly authorized, executed and delivered by the parties thereto, is in full force and effect on the Construction Loan Closing Date and is enforceable against each of the parties thereto;

                           (x) copies of all Required Approvals obtained on or prior to the Construction Loan Closing Date by or on behalf of Borrower;

                           (xi) the Construction and Draw Schedule;

                           (xii) a written report of the Engineer, dated on or prior to the Construction Loan Closing Date, reporting favorably on the relevant technical aspects of the Project, including without limitation;

                                    (A) existing environmental damage/liability
                  (if any);

                                    (B) the projected availability of the
                  Project;

                                    (C) the EPC Contract (including the
                  acceptance, completion and performance test criteria) and EPC Contractor's and Delta-T's ability to perform their respective obligations to Borrower;

                                    (D) the cost and expenses of PEC for
                  performing operation and maintenance services for the Project and the Grain Facilities pursuant to the applicable Project Documents, the adequacy of such services, that the provision of such services by PEC will be sufficient to provide Project availabilities as assumed in the Closing Pro Forma, and confirmation that there exist third-party operators capable of performing such services at comparable cost;

                                    (E) the Closing Pro Forma;

                                    (F) Borrower's and the Project's ability to
                  comply with the requirements of all leases, easements, Required Approvals and Project Documents;

                                    (G) an opinion that the construction,
                  completion, operation and revenues of the Project are reasonably obtainable within the cost and timeframe anticipated;

                                    (H) an opinion that any Required Approvals
                  not yet possible to obtain can be obtained as a matter of administrative application;

                                    (I) the ability of the Project as designed
                  and constructed to produce the quantities of Products from the quantities of corn, natural gas, water, electricity and other feedstocks at the cost of production, as all are assumed in the Closing Pro Forma;

                                    (J) the capability of the Grain Facilities
                  and PEC, as operator of the Grain Facilities, to service the requirements of the Project as intended;

                                    (K) the capability of the deep water wells
                  to provide sufficient quantities of make-up water;

                                    (L) that Phase I Completion has been
                  achieved; and

                                    (M) any other technical or environmental
                  issues that the Administrative Agent may reasonably request.

                           (xiii) evidence that Borrower has employed a construction manager reasonably acceptable to the Administrative Agent who will oversee the performance by the EPC Contractor of its performance under the EPC Contract;

                           (xiv) a Phase I Environmental Audit or other acceptable environmental due diligence of the Site, prepared by the Environmental Consultant and dated not more than sixty (60) days prior to the Construction Loan Closing Date, confirming, among other things, that (i) the operations of Borrower and the Project are not subject to any current (and would not trigger any future) federal or state investigation evaluating whether remedial action, involving any expenditure deemed material by the Administrative Agent, is needed to respond to any release of any Hazardous Substance, and (ii) Borrower has and will have no contingent liabilities deemed material by the Administrative Agent in connection with the release of any Hazardous Substance;

                           (xv) a written report of the Insurance Consultant, dated on or prior to the Construction Loan Closing Date, confirming compliance by Borrower and the Project Parties with all requirements relating to Required Insurance contained in this Agreement (except as noted in such report) and attaching binders or certificates of insurance and other documents sufficient, to the extent appropriate as of the Construction Loan Closing Date and as otherwise reflected in such report) to indicate that Borrower and the Project Parties have obtained all Required Insurance, that all Required Insurance is in full force and effect and is not subject to pending cancellation, and that
         (A) the Administrative Agent has been named as loss payee with respect to the property insurance and business interruption insurance policies relating to the Project and (B) the Administrative Agent and the Lenders have been named as additional insureds on the general and umbrella liability insurance policies maintained by Borrower;

                           (xvi) one or more reports of qualified consultants acceptable to the Administrative Agent and dated on or prior to the Construction Loan Closing Date commenting favorably on:

                                    (A) the historical and projected
                  availability and price of the Project's anticipated corn, natural gas and electrical requirements;

                                    (B) the historical and projected markets and
                  prices for the Products;

                                    (C) the agreements and/or arrangements for
                  the purchase and supply of natural gas, electricity and other materials utilized by the Project;

                                    (D) the agreements and/or arrangements for
                  the sale of the Products; and

                                    (E) the Project's risk management policies
                  and procedures and their adequacy to reasonably protect the Project's operating margin.

                           (xvii) written confirmation from the Disbursement Agent that the Contributed Capital has been deposited by or on behalf of Borrower into the Construction Draw Account for application in accordance with this Agreement and the Disbursement Agreement;

                           (xviii) evidence that Borrower and Borrower Member have appointed the Process Agent to serve as a designated agent to accept service of legal process until the scheduled Term Loan Maturity Date and that the Process Agent has accepted such appointment;

                           (xix) the Closing Pro Forma incorporating, to the Administrative Agent's satisfaction, the results of the Administrative Agent's due diligence based on information provided by Borrower, the reports of Lenders' Counsel, the Engineer and other consultants and the terms and conditions imposed by the Project Documents, showing annual Net Operating Cash for the ten years following the Construction Loan Closing Date and available for debt service on the Term Loans sufficient (in the Administrative Agent's sole determination) to produce an annual Debt Service Coverage Ratio of at least 2.29 to 1 and for Borrower to comply with the financial covenants of this Agreement, including maintenance of the Minimum Coverage Ratio;

                           (xx) copies of documentation pursuant to which (1) Borrower has instructed the EPC Contractor to proceed with "Phase II" construction, and the EPC Contractor has acknowledged such instructions, in accordance with the EPC Contract and (2) the EPC Contractor has released, on or prior to the Construction Loan Closing Date, all Liens relating to "Phase I" construction;

                           (xxi) the Completion Bond;

                           (xxii) an appraisal of the Project, the Grain Facilities and all other improvements constructed on the Site, prepared by an appraiser, and in form and substance, acceptable to the Lenders, and dated not more than sixty (60) days prior to the Construction Loan Closing Date; and

                           (xxiii) such other assurances, instruments or undertakings as the Administrative Agent, the Disbursement Agent and the DSRA Agent may reasonably request, including in connection with "know your customer" and USA PATRIOT Act information requirements.

                  (b) Since January 23, 2006, no act, event or circumstance has occurred with respect to the Project, any PEIX Party or any other Project Party which has had or could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the availability or pricing of financing for the Project.

                  (c) All Taxes, fees and expenses required to be paid by Borrower on or before the Construction Loan Closing Date have been paid.

                  (d) The Organizational Documents of Borrower contain provisions satisfactory to the Administrative Agent relating to bankruptcy and "separateness" matters and restricting the ability of Borrower to sell some or all of its assets.

                  (e) All Documents executed by Borrower and the PEIX Parties on or prior to the Construction Loan Closing Date are in full force and effect, the PEIX Parties and the other Project Parties are in full compliance with all covenants and provisions thereof, and no breach or event of default (or any event that could become a breach or event of default with the giving of notice or passage of time or both) has occurred and is continuing under any such Document except to the extent as could not reasonably be expected to result in a Material Adverse Effect.

                  (f) All representations and warranties of the PEIX Parties contained in the Loan Documents are true, correct and complete.

                  (g) The Project Documents executed by Borrower on or prior to the Construction Loan Closing Date or to which Borrower is otherwise a party include all agreements required for the development, construction, ownership and operation of the Project, other than those agreements that the Administrative Agent does not require to be in place on the Construction Loan Closing Date and that the Administrative Agent is satisfied, on the basis of evidence provided by Borrower, will be obtainable and entered into in the ordinary course of business prior to the time required, and such Project Documents conform in all material respects with the Closing Pro Forma and are sufficient to permit the Project to operate in a manner that will not violate the Required Approvals or the manufacturer's normal operating parameters and such that the Project will be capable of achieving the financial results projected in the Closing Pro Forma.

                  (h) All Required Approvals necessary for the construction and operation of the Project and the performance by Borrower and the Project Parties of all of their obligations under the Project Documents in effect on the Construction Loan Closing Date have been obtained except for those that are obtainable only at a later stage and which the Administrative Agent is satisfied, on the basis of evidence provided by Borrower, will be obtainable in the ordinary course of business prior to the time required, and all obtained Required Approvals are in full force and effect, not subject to any onerous or unusual condition and are satisfactory to the Administrative Agent in its sole discretion.

                  (i) There is no action, suit, proceeding or investigation pending or, to Borrower's knowledge, threatened against any PEIX Party that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect, and, to Borrower's knowledge, no action, suit, proceeding or investigation has been instituted or threatened against any Project Party (other than Borrower or another PEIX Party) relating to the Project that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

                  (j) The Project has not suffered a material Loss, the Grain Facilities have not suffered a material Loss other than the fire damage disclosed to the Administrative Agent and no material portion of the Project, the Grain Facilities or the Site is subject to pending or, to Borrower's best knowledge, threatened condemnation or appropriation proceedings.

                  (k) No order, judgment or decree of any Government Instrumentality enjoins or restrains the Administrative Agent or any Lender from entering into and performing its obligations under this Agreement.

                  (l) All Required Insurance has been obtained, is in full force and effect and is not subject to cancellation and no Person other than Borrower, the Administrative Agent and the Lenders has any right or interest in, to or under any Required Insurance other than pursuant to the Project Documents.

                  (m) The Security Documents and all financing statements or other instruments with respect thereto, as may be necessary, have been filed, registered or recorded in such manner and in such places as are required by any Law to establish and perfect First-Priority Liens in favor of the Administrative Agent as granted or purported to be granted pursuant to the Security Documents in respect of the Collateral to the extent permitted under applicable Law, and any other action required in the judgment of the Administrative Agent to perfect such security interests as First-Priority Liens has been taken, including without limitation delivery to the Administrative Agent of the certificates evidencing all of the membership interests in Borrower and the related transfer powers, and all Taxes, fees and other charges in connection with such recording, publishing, registration and filing of such Security Documents or any memoranda thereof have been paid, or caused to be paid, by Borrower.

                  Section 3.2 CONDITIONS PRECEDENT TO THE SECOND AND EACH SUBSEQUENT CONSTRUCTION LOAN FUNDING DATE. The obligation of the Construction Lenders to make Construction Loans in accordance with Section 2.2(a) is subject to the satisfaction of each of the following conditions precedent on the first Construction Loan Funding Date after the Construction Loan Closing Date and on each subsequent Construction Loan Funding Date:

                  (a) The Administrative Agent has received each of the following, in each case in form and substance satisfactory to the Administrative
Agent:

                           (i) [RESERVED];

                           (ii) a Notice of Borrowing, with all attachments thereto, delivered in compliance with Section 2.2(c) and signed by Borrower;

                           (iii) a certificate of the manager of Borrower certifying that:

                                    (A) all Documents executed by Borrower on or
                  prior to the applicable Construction Loan Funding Date are in full force and effect, Borrower and, to the best knowledge of Borrower, the Project Parties are in compliance with all covenants and provisions thereof, and no breach or event of default (including any Event of Default)(or any event that would become a breach or event of default, or an Event of Default, with the giving of notice or the passage of time or both) has occurred and is continuing under any such Document, except to the extent as could not reasonably be expected to result in a Material Adverse Effect;

                                    (B) all representations and warranties of
                  Borrower contained in the Loan Documents to which it is a party are true, correct and complete in all material respects (except with respect to representations and warranties made as of a prior specific date); and

                                    (C) no act, event or circumstance has
                  occurred with respect to the Project or Borrower or, to the best knowledge of Borrower, the Project Parties which has had or could reasonably be expected to have a Material Adverse Effect.

                           (iv) certified copies of all Project Documents in effect on the applicable Construction Loan Funding Date that have not previously been provided to the Administrative Agent;

                           (v) copies of all Required Approvals obtained on or prior to the applicable Construction Loan Funding Date by or on behalf of Borrower that have not previously been provided to the Administrative Agent;

                           (vi) a certificate of the Engineer, dated the applicable Construction Loan Funding Date, (1) attaching copies of the Construction Budget and the Construction and Draw Schedule and (2) certifying that, to the best of its knowledge after due inquiry and review:

                                    (A) construction of the Project is being
                  accomplished in all material respects in conformity and compliance with the Construction Budget, the Plans and Specifications, the EPC Contract and the Construction and Draw Schedule (subject to any "PERMITTED CONSTRUCTION DELAY," which for purposes of this Agreement means any delay in construction that is expected, in the Engineer's reasonable opinion following consultation with Borrower and the EPC Contractor, to delay the Project achieving "Final Construction Completion" (as defined in the EPC Contract) until not later than January 15, 2007; PROVIDED, that if the Engineer reasonably believes that construction of the Project will be delayed beyond January 15, 2007, then such delay will also be considered a Permitted Construction Delay if Borrower has posted a letter of credit or other cash or cash-equivalent collateral, in form and substance reasonably acceptable to the Administrative Agent, and for the benefit of the Administrative Agent and the Construction Lenders, in the amount of the aggregate amount of interest on the Construction Loans that is expected to accrue from January 15, 2007, until the new expected date for Final Construction Completion of the Project);

                                    (B) all Required Approvals capable of being
                  obtained as of the applicable Construction Loan Funding Date have been obtained and all other Required Approvals that are not possible to obtain as of such date will be obtained as and when needed in the ordinary course of business; and

                                    (C) the Engineer is not aware of any event
                  that has occurred or is anticipated to occur that could cause the Project not to be completed on or before the Construction Loan Commitment Termination Date;

                           (vii) written confirmation, dated on or before the first Construction Loan Funding Date after the Construction Loan Closing Date, from the Engineer, that the full amount of the Contributed Capital has been used by Borrower to pay Qualified Project Construction Expenses;

                           (viii) [RESERVED];

                           (ix) a title commitment (with copies of all documents and instruments affecting title to Borrower's interest in the Site) and a Policy of Title Insurance in California standard form for Borrower's interest in the Site, each dated on or prior to the first Construction Loan Funding Date after the Construction Loan Closing Date, insuring the Mortgage as a First-Priority Lien on Borrower's interest in the Site in an amount no less than one hundred percent (100%) of the maximum possible Aggregate Term Loan Commitment (the "TITLE POLICY"), marked "premium paid" and containing such modifications to the standard exceptions and affirmative insurance and endorsements as are available in the State of California, including, without limitation, access to a public road and mechanic's lien coverage, as the Administrative Agent may require;

                           (x) an ALTA/ASCM "boundary" survey of the Site showing all easements, encroachments and other survey matters shown on the Title Policy or otherwise required by the Administrative Agent, such survey to be dated within sixty (60) days of the first Construction Loan Funding Date after the Construction Loan Closing Date and otherwise in form and substance satisfactory to the Administrative Agent, prepared by licensed surveyors acceptable to the Administrative Agent, and certified to the Administrative Agent and the Title Insurer;

                           (xi) an interest rate cap agreement from a provider reasonably acceptable to the Administrative Agent, in form and substance acceptable to the Administrative Agent, which agreement caps LIBOR at no more than five and one-half percent (5.5%) on seventy percent (70%) of the principal projected to be outstanding on any Payment Date from the first Construction Loan Funding Date after the Construction Loan Closing Date through the fifth anniversary of the Term Loan Conversion Date; and

                           (xii) such other assurances, instruments or undertakings as the Administrative Agent may reasonably request.

                  (b) The Project Documents to which Borrower is a party include all agreements required for the development, construction, ownership and operation of the Project, other than those agreements that the Administrative Agent does not require to be in place on the applicable Construction Loan Funding Date and that the Administrative Agent is satisfied, on the basis of evidence provided by Borrower, will be obtainable in the ordinary course of business prior to the time required, and such Project Documents conform in all material respects with the Closing Pro Forma and are sufficient to permit the Project to operate in a manner that will not violate the Required Approvals or the manufacturer's normal operating parameters and such that the Project will be able to achieve the financial results projected in the Closing Pro Forma.

                  (c) All Documents executed by the PEIX Parties on or prior to the applicable Construction Loan Funding Date are in full force and effect, the PEIX Parties and the other Project Parties are in full compliance with all covenants and provisions thereof, and no breach or event of default (or any event that could become a breach or event of default with the giving of notice or passage of time or both) has occurred and is continuing under any such Document except to the extent as could not reasonably be expected to result in a Material Adverse Effect.

                  (d) All representations and warranties of the PEIX Parties contained in the Loan Documents are true, correct and complete in all material respects (except with respect to representations and warranties made as of a prior specific date).

                  (e) No Default or Event of Default has occurred and is continuing.

                  (f) All Required Approvals necessary for the construction and operation of the Project and the performance by Borrower and the Project Parties of all of their obligations under the Project Documents in effect on the applicable Construction Loan Funding Date have been obtained except for those that are obtainable only at a later stage and which the Administrative Agent is satisfied, on the basis of evidence provided by Borrower, will be obtainable in the ordinary course of business prior to the time required, and all obtained Required Approvals are in full force and effect, not subject to any onerous or unusual condition and are satisfactory to the Administrative Agent in its sole discretion.

                  (g) No order, judgment or decree of any Government Instrumentality enjoins or restrains any Construction Lender from making the requested Loan.

                  (h) All Taxes, fees and expenses required to be paid by Borrower on or before the applicable Construction Loan Funding Date have been paid or will be paid on such Construction Loan Funding Date with proceeds of Construction Loans.

                  (i) On or prior to the date that is 425 days after the Construction Loan Closing Date, the Grain Facilities have been modified so as to meet the operational requirements of the Project, including without limitation the availability to the Project of fifteen (15) days of dedicated grain storage.

                  Section 3.3 CONDITIONS PRECEDENT TO THE TERM LOAN CONVERSION DATE. The obligation of the Term Lenders to make Term Loans in accordance with
Section 2.2(b) is subject to the satisfaction of each of the following conditions precedent:

                  (a) The Administrative Agent has received each of the following, in each case in form and substance satisfactory to the Administrative
Agent:

                           (i) a Notice of Borrowing, with all attachments thereto, delivered in compliance with Section 2.2(c) and executed by Borrower;

                           (ii) the Term Loan Notes, executed by Borrower;

                           (iii) [RESERVED];

                           (iv) an ALTA/ASCM "as-built" survey of the Site showing (A) the location of the Project and the Grain Facilities, (B) that the Project and the Grain Facilities are located within the boundaries of the Site (without encroachments on any right-of-way, easement or other interest that could adversely affect the continued operation of the Project or the Grain Facilities), (C) that the Site is not located in a flood zone (or, to the extent that any portion of the Site is in a flood zone, delineating the portions thereof in such flood zone, in which case flood hazard insurance may be required by the Administrative Agent), and (D) all easements, encroachments and other survey matters shown on the Title Policy (as updated to the Term Loan Conversion Date) or otherwise reasonably required by the Administrative Agent, such survey to be dated within thirty (30) days of the Term Loan Conversion Date and prepared by licensed surveyors acceptable to the Administrative Agent, and certified to the Administrative Agent and the Title Insurer;

                           (v) such legal opinions of Borrower's Counsel and Lenders' Counsel as the Administrative Agent may reasonably request;

                           (vi) a certificate of existence with respect to each PEIX Party dated no earlier than thirty (30) days before the Term Loan Conversion Date;

                           (vii) a certificate of a manager or officer of each PEIX Party certifying that:

                                    (A) all Documents executed by such Person on
                  or prior to the Term Loan Conversion Date are in full force and effect, such Person and, to the best knowledge of such Person, the other Project Parties, are in compliance with all covenants and provisions thereof, and no breach or event of default (including any Event of Default or any event that would become a breach or event of default, or an Event of

                  Default, with the giving of notice or the passage of time or both) has occurred and is continuing under any such Document, except to the extent as could not reasonably be expected to result in a Material Adverse Effect;

                                    (B) all representations and warranties of
                  such Person contained in the Loan Documents are true, correct and complete in all material respects (except with respect to representations and warranties made as of a prior specific date); and

                                    (C) no act, event or circumstance has
                  occurred with respect to the Project or such Person or, to the best knowledge of such Person, the other Project Parties which has had or could reasonably be expected to have a Material Adverse Effect;

                           (viii) a completion certificate of the Engineer certifying that:

                                    (A) the Project has been completed in all
                  material respects in accordance with the EPC Contract;

                                    (B) "Final Construction Completion" (as
                  defined in the EPC Contract) has occurred;

                                    (C) the Project is available for commercial
                  operation; and

                                    (D) all Required Approvals required to
                  operate the Project are in full force and effect;

                           (ix) an Operating Plan and Budget for the Project for the current and subsequent calendar year;

                           (x) certified copies of all Project Documents in effect on the Term Loan Conversion Date that have not previously been provided to the Administrative Agent;

                           (xi) copies of all Required Approvals obtained on or prior to the Term Loan Conversion Date that have not previously been provided to the Administrative Agent;

                           (xii) an overhaul, maintenance and repair plan with respect to the Project for the period from the Term Loan Conversion Date through the Term Loan Maturity Date, as approved by the Engineer;

                           (xiii) evidence satisfactory to the Administrative Agent in its sole discretion that all existing Indebtedness of Borrower (including, without limitation, the Sub-Debt but excluding Indebtedness of Borrower permitted to be outstanding pursuant to Section 5.2(g)) will be repaid in full on the Term Loan Conversion Date with proceeds of the Term Loans or otherwise assumed in full by a Person other than Borrower and that liens securing such indebtedness on the equity interests in Borrower and Borrower's assets will be released upon such repayment; and

                           (xiv) such other assurances, instruments or undertakings as the Administrative Agent may reasonably request.

                  (b) The Project Documents to which Borrower is a party include all agreements required for the development, construction, ownership and operation of the Project and the Grain Facilities, other than those agreements that the Administrative Agent does not require to be in place on the Term Loan Conversion Date and that the Administrative Agent is satisfied, on the basis of evidence provided by Borrower, will be obtainable in the ordinary course of business prior to the time required, and such Project Documents are sufficient to permit the Project and the Grain Facilities to operate in a manner that will not violate the Required Approvals or the manufacturer's normal operating parameters and such that the Project will be able to achieve the financial results projected in the Closing Pro Forma.

                  (c) All Documents executed by the PEIX Parties on or prior to the Term Loan Conversion Date are in full force and effect, the PEIX Parties and the other Project Parties are in full compliance with all covenants and provisions thereof, and no breach or event of default (or any event that could become a breach or event of default with the giving of notice or passage of time or both) has occurred and is continuing under any such Document except to the extent as could not reasonably be expected to result in a Material Adverse Effect.

                  (d) All representations and warranties of the PEIX Parties contained in the Loan Documents are true, correct and complete in all material respects (except with respect to representations and warranties made as of a prior specific date).

                  (e) No Default or Event of Default has occurred and is continuing.

                  (f) All Required Approvals necessary for the construction and operation of the Project and the performance by Borrower and the Project Parties of all of their obligations under the Project Documents in effect on the Term Loan Conversion Date have been obtained except for those that are obtainable only at a later stage and which the Administrative Agent is satisfied, on the basis of evidence provided by Borrower, will be obtainable in the ordinary course of business prior to the time required, and all obtained Required Approvals are in full force and effect, not subject to any onerous or unusual condition and are satisfactory to the Administrative Agent in its sole discretion.

                  (g) All Required Insurance has been obtained, is in full force and effect and is not subject to cancellation and no Person other than Borrower, the Administrative Agent and the Lenders has any right or interest in, to or under any Required Insurance other than pursuant to the Project Documents.

                  (h) The Security Documents and all financing statements or other instruments with respect thereto, as may be necessary, have been filed, registered or recorded in such manner and in such places as are required by any Law to establish and perfect First-Priority Liens in favor of the Administrative Agent as granted or purported to be granted pursuant to the Security Documents in respect of the Collateral to the extent permitted under applicable Law, and any other action required in the judgment of the Administrative Agent to perfect such security interests as First-Priority Liens has been taken, including without limitation delivery to the Administrative Agent of the certificates evidencing all of the membership interests in Borrower and the related transfer powers, and all stamp, recording or other documentary taxes (collectively, "TRANSFER TAXES"), fees and other charges in connection with such recording, publishing, registration and filing of such Security Documents or any memoranda thereof have been paid, or cause to be paid, by Borrower.

                  (i) All Construction Loans, together with all accrued and unpaid interest thereon and all other amounts due and payable under the Loan Documents will be paid in full concurrently with the funding of the Term Loans.

                  (j) All Qualified Project Construction Expenses have been paid in full, or an amount deemed sufficient by the Engineer to pay all unpaid costs (including with respect to outstanding punch list items) has been deposited in an account under the control of the Administrative Agent for such purpose.

                  (k) The Project has achieved Final Construction Completion under the EPC Contract and commenced Commercial Operations.

                  (l) No order, judgment or decree of any Government Instrumentality enjoins or restrains any Term Lender from making the requested Term Loan.

                  Section 3.4 NO WAIVER. The failure of the Administrative Agent to require satisfaction of any condition precedent set forth in this Article III, or the funding of any Loan despite the failure of Borrower to satisfy any such condition precedent, will not constitute a waiver of such condition precedent unless the Administrative Agent so states in writing. A waiver by the Administrative Agent of any condition precedent in connection with the funding of any Loan will not affect the applicability of such condition precedent to the funding of subsequent Loans.

                  Section 3.5 LOCATION OF CLOSINGS. The various closings of the loan transactions contemplated hereunder will take place at the office of the Lenders' Counsel in New York, New York, or the offices of the Administrative Agent in Westport, Connecticut, at the election of the Administrative Agent.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                  Section 4.1 REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to the Administrative Agent and the Lenders on and as of each date on which such representations and warranties are required to be made pursuant to Article III as follows:

                  (a) EXISTENCE; AUTHORITY. It is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified to do business as a foreign limited liability company and is in good standing in each jurisdiction in which such qualification is necessary or desirable in view of its current or proposed business and operations or the ownership of its properties. It has all necessary rights, franchises and privileges and full power and authority to execute, deliver and perform the Documents to which it is a party, to design, construct, own and operate the Project and to conduct its business as currently conducted and as proposed to be conducted. It has taken all necessary action to execute, deliver and perform the Documents to which it is a party and such Documents have been duly executed and delivered by it and constitute the legally valid and binding obligations of it, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to or limiting creditors' rights generally or by general principles of equity.

                  (b) CAPITALIZATION. The ownership interests in Borrower are as set forth in the Organizational Documents provided to the Administrative Agent pursuant to Article III. All of such ownership interests are duly and validly issued and are subject to no Liens other than the Liens in favor of the Administrative Agent created by the Pledge Agreement. There are no other ownership or equity interests in Borrower, rights to acquire or subscribe for any such interests or securities or instruments convertible into or exchangeable or exercisable for any such interests.

                  (c) BUSINESS AND CONTRACTUAL OBLIGATIONS. Borrower is a single-purpose entity formed for the sole purpose of designing, constructing, owning and operating the Project and the Grain Facilities and performing its obligations under the Documents. Borrower has engaged in no business or activity and incurred no liability or expense to any Person except for those contemplated by the Documents and the Sub-Debt. Except for the Documents and in connection with the Sub-Debt, Borrower is not a party or subject to any Contractual Obligation with respect to any of the Collateral. Borrower has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable for (including, without limitation, liable by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) the indebtedness or obligations of any other Person except pursuant to a Loan Document. Borrower has not made any loan or advance to any Person and does not own or hold capital stock, securities, debt, assets or obligations of, or any interest in, any Person.

                  (d) NAME, ADDRESS AND RECORDS. The name of Borrower set forth in the first paragraph of this Agreement is the true, correct and complete name of Borrower, and Borrower does not conduct business under any other name or tradestyle. The legal address of Borrower and the address of the principal place of business and chief executive office of Borrower is 31470 Avenue 12, Madera, California 93628. Borrower keeps all of its records and all documents evidencing or relating to its Contractual Obligations at such address or at 5611 N. West Avenue, Fresno, California 93711. Borrower has no property or other assets at any other address other than as listed in the Security Agreements.

                  (e) NO VIOLATIONS, DEFAULTS OR LIENS.

                           (i) Borrower is not (A) in violation of any Law (including Environmental Laws), (B) in violation of or default under its Organizational Documents and (C) in violation of or default under any Document or other Contractual Obligation, except to the extent as could not reasonably be expected to have a Material Adverse Effect. Borrower is not a party to or affected by any charter, bylaw, operating agreement or other constituent document or any Contractual Obligation that could reasonably be expected to have a Material Adverse Effect.

                           (ii) To the best knowledge of Borrower, no Project Party (A) is in violation of any Law (including Environmental Laws),
         (B) is in violation of or default under its charter, bylaws, partnership agreement or other organizational documents or (C) is in violation of or default under any Project Document or any other Contractual Obligation, in each case except to the extent as could not reasonably be expected to have a Material Adverse Effect.

                           (iii) No Event of Default has occurred and is continuing.

                           (iv) Borrower is the legal and beneficial owner of, and has good, marketable and valid title to, the Collateral (except for the Collateral pledged pursuant to the Pledge Agreement). None of the Collateral is subject to any Lien other than Permitted Liens. No effective mortgage, deed of trust, financing statement, security agreement or other similar instrument which is not a Security Document is on file or of record in the office of any Government Instrumentality with respect to any Collateral other than with respect to Permitted Liens.

                           (v) The execution, delivery and performance of the Loan Documents and Major Project Documents to which the PEIX Parties are parties do not and will not (A) violate any Law (including Environmental Laws), (B) violate, or result in a default under, the Organizational Documents of any such Person, (C) violate, or result in a default under, any Loan Document or any other material Contractual Obligation of any such Person, (D) result in or require the creation or imposition of any Lien (other than Permitted Liens) on the Collateral or other property of any such Person or (E) require an Approval from any Person that has not been obtained or that will not be obtained in due course.

                  (f) REQUIRED APPROVALS. Borrower has obtained and is in compliance with all Required Approvals required to be obtained at or prior to the time this representation is made and in order for the Project, the Grain Facilities, Borrower, the Administrative Agent and the Lenders and their respective activities to be in compliance with Applicable Law (except to the extent the failure to obtain such Approvals could not reasonably be expected to have a Material Adverse Effect). Borrower has no reason to believe that any Required Approval not yet obtained cannot or will not be obtained in the normal course of business as and when required and without significant expense. Borrower has provided the Administrative Agent with a true, correct and complete copy of each Required Approval required to be obtained at or prior to the time this representation and warranty is made. All Required Approvals obtained by Borrower (i) are validly issued, (ii) are in full force and effect, (iii) are free from any condition or requirement that cannot be met or that could reasonably be expected to have or result in a Material Adverse Effect and (iv) are not the subject of a current challenge and are not subject to any onerous or unusual conditions. No adverse proceeding or other action is pending or to Borrower's knowledge threatened with respect to any Required Approval and all information provided in connection with each Required Approval was on the date provided and is on the date hereof true, correct and complete in all material respects. The Administrative Agent will be entitled, without undue expense or delay, to the benefit of each Required Approval upon the exercise of its remedies under the Security Documents.

                  (g)      PROJECT DOCUMENTS.

                           (i) As of the Construction Loan Closing Date, the Project Documents listed in Schedule 3.1(a)(ix) include all agreements required for the design, construction, ownership, operation and maintenance of the Project and the Grain Facilities as contemplated by the Documents and the Closing Pro Forma. All such Project Documents have been duly and validly executed and delivered by the parties thereto, are in full force and effect and have not been amended, modified, supplemented or terminated. The copies of all Project Documents provided to the Administrative Agent by Borrower are true, correct and complete. Borrower has or will have enforceable agreements or other satisfactory arrangements that ensure the availability, on commercially reasonable terms, of all feedstock, utilities, transportation, facilities, infrastructure, interconnections, materials and services necessary for the design, construction, ownership, operation and maintenance of the Project and the Grain Facilities as contemplated by the Documents.

                           (ii) The Project, when constructed and operated in accordance with the Project Documents, will comply in all material respects with all applicable Laws, all Required Approvals and prudent practices of the ethanol production industry.

                           (iii) The legal description of the Site set forth in the Mortgage is true and correct. Borrower has good and marketable title to all easements and other property interests necessary for the construction, ownership, operation and maintenance of the Project as contemplated by the Documents, including all rights of access, ingress, egress and interconnection.

                           (iv) Borrower is not aware of any existing fact or circumstance that would prevent the conversion of the Construction Loans to Term Loans in accordance with this Agreement on or before the Construction Loan Commitment Termination Date.

                  (h) INTELLECTUAL PROPERTY. Borrower owns, or is licensed to use, or will own or license to use, all patents, trademarks, service marks, licenses, franchises, trade names, tradestyles, copyrights, technology, formulas, know-how and processes used in, to be used in or necessary for the construction, ownership or operation of the Project or for the current or proposed conduct of its business, other than that intellectual property for which the failure to so obtain and maintain could not reasonably be expected to have a Material Adverse Effect. The use of such patents, trademarks, trade names, tradestyles, copyrights, technology, know-how and processes by Borrower does not and will not injure or infringe upon the rights of any Person in any material respects.

                  (i) TAXES.

                           (i) There is no, and to the knowledge of Borrower there are no pending changes in Law that would create any, Tax payable by or imposed on Borrower by virtue of the execution, delivery, performance or enforcement of the Documents other than normal and customary Transfer Taxes and income taxes payable by Borrower on its income in the jurisdictions in which such income is earned.

                           (ii) Borrower has filed in a timely manner all Tax returns required by Law and has paid all Taxes shown to be due and payable on such returns or on any material assessments made on Borrower's properties, other than Taxes being contested in good faith by appropriate proceedings with proper reserves established in accordance with GAAP.

                  (j)      FINANCIAL STATEMENTS.

                           (i) All financial statements of PEI (as well as all notes and schedules thereto) furnished to the Administrative Agent are true, complete and correct in all material respects (subject, as to interim statements, to changes resulting from audits and year-end adjustments), have been prepared in accordance with GAAP (except as otherwise stated therein). Except with respect to matters previously disclosed to the Administrative Agent, there has been no material adverse change in the business, condition or operations (financial or otherwise) of any of the PEIX Parties since January 23, 2006, and Borrower knows of no reasonable basis for the assertion against it or the other PEIX Parties of any obligation or liability that is not fully reflected in the financial statements furnished to the Administrative Agent.

                           (ii) The Pro Forma Balance Sheet for Borrower is true, correct and complete in all material respects and fairly presents the information contained therein as at the Construction Loan Closing Date and Borrower's good-faith estimate of the information contained therein as at the date of such Balance Sheet. Borrower has no material liability, contingent or otherwise, including any material liability for Taxes, or any unusual forward or long-term commitment which is not disclosed by, or reserved against in, the Pro Forma Balance Sheet or in the notes thereto which under GAAP is of a nature and an amount required to be so disclosed or reserved. There are no unrealized or anticipated losses from any unfavorable commitments of Borrower that could reasonably be expected to have a material adverse effect on the business, condition or operations (financial or otherwise) of Borrower.

                  (k) CONSTRUCTION BUDGET. As of the Construction Loan Closing Date, the Construction Budget (i) has been prepared with due care, (ii) is complete in all material respects and fairly presents Borrower's good faith expectations as at the date of such document as to the matters covered thereby,
(iii) is based on reasonable assumptions as to the factual and legal matters material to the estimates therein and (iv) is consistent with the Documents. The Construction Budget accurately specifies and describes all material Qualified Project Construction Expenses.

                  (l) NO PROCEEDINGS. There is no pending or, to the best of Borrower's knowledge, threatened action, suit, litigation, investigation, arbitration or other proceeding involving or affecting Borrower or its properties or assets or, to the best knowledge of Borrower, any Project Party or any of their respective properties or assets, before any Government Instrumentality which could reasonably be expected to result in a Material Adverse Effect. None of Borrower or its properties or assets or, to the best knowledge of Borrower after due inquiry, any Project Party or any of their respective properties or assets, is subject to any order, writ or injunction which prohibits, enjoins or limits any aspect of the transactions contemplated by the Documents or which could reasonably be expected to result in a Material Adverse Effect.

                  (m) NO BROKER'S FEES. Borrower has no obligation (direct, indirect, contingent or otherwise) to pay any fee, commission or compensation to any broker, finder or intermediary with respect to or as a result of any transaction contemplated by the Documents except as has been previously disclosed to the Administrative Agent.

                  (n) ENVIRONMENTAL MATTERS. Except as set forth in the reports delivered to the Administrative Agent pursuant to Section 3.1(a)(xiv):

                           (i) To Borrower's best knowledge, no Hazardous Substance exists on, under or about the Project, the Grain Facilities or the Site in violation of any Environmental Law, and the Project, the Grain Facilities, the Site, Borrower and the Project Parties (in such respects as relate to the Project) are in compliance with all Environmental Laws except to the extent that such noncompliance could not reasonably be expected to result in a Material Adverse Effect.

                           (ii) To Borrower's best knowledge, no Hazardous Substance has at any time been transported to or from the Site or used, generated, manufactured, handled, processed, stored, released, transported, removed, disposed of or cleaned up on, from, under or about the Site in violation of any Environmental Law except to the extent that could not reasonably be expected to result in a Material Adverse Effect.

                           (iii) To Borrower's best knowledge, there has occurred no release or threatened release of any Hazardous Substance on, under, onto, adjacent to or from the Site except to the extent that such release could not reasonably be expected to result in a Material Adverse Effect.

                           (iv) There are no past, current, pending or threatened Environmental Claims in writing in any way relating to Borrower, any Project Party (to Borrower's best knowledge and in such respects as relate to the Project, the Grain Facilities or the Site) or the Project, the Grain Facilities or the Site except to the extent that such Environmental Claims could not reasonably be expected to result in a Material Adverse Effect.

                           (v) There are no facts, circumstances, conditions or occurrences known to Borrower regarding the Project, the Grain Facilities or the Site that could reasonably be expected to form the basis of an Environmental Claim or cause the Project, the Grain Facilities or the Site to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law applicable to the Project, the Grain Facilities or the Site or require the filing or recording of any notice, Approval or disclosure document under any Environmental Law, except to the extent that could not reasonably be expected to result in a Material Adverse Effect.

                           (vi) The Site is not listed on or proposed for listing on the National Priority List promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and the regulations promulgated pursuant thereto or any state priority list promulgated pursuant to any comparable state law. To Borrower's best knowledge, no Hazardous Substances have been generated at or transported from the Project, the Grain Facilities or the Site or been disposed at any location that is listed or proposed for listing on the National Priority List or any state priority list or any location that is or has been the subject of a clean-up or remedial action pursuant to any Environmental Law, except to the extent that could not reasonably be expected to result in a Material Adverse Effect.

                           (vii) Borrower and, to Borrower's best knowledge, the Project Parties have not received any written or other notice, mandate, order, lien or request which remains pending under an Environmental Law relating to a violation or an alleged violation of any Environmental Law or potential Environmental Claim, except to the extent that could not reasonably be expected to result in a Material Adverse Effect.

                           (viii) Borrower has obtained all necessary Approvals to operate the Project and such approvals are: (i) in full force and effect; and (ii) allow the Project to produce 35 million gallons per year of ethanol without exceeding any emission limits or requiring any offsets to be acquired.

                  (o) NO ADVERSE EVENTS.

                           (i) No material Loss has occurred.

                           (ii) To Borrower's knowledge, no portion of the Project, the Grain Facilities or the Site is subject to a pending or threatened (in writing) condemnation or appropriation proceeding.

                           (iii) No PEIX Party is party to or affected by any charter, certificate of incorporation, bylaw, certificate of formation, limited liability company agreement, partnership agreement or other constituent document or any Contractual Obligation that could reasonably be expected to result in a Material Adverse Effect.

                  (p) ERISA. None of Borrower or the ERISA Affiliates of Borrower sponsors, maintains, administers, contributes to, participates in or has any obligation to contribute to or any liability under any Plan.

                  (q) LABOR MATTERS. There are no collective bargaining agreements or Multiemployer Plans covering any employees of Borrower and none of Borrower or, to the best knowledge of Borrower, any Major Project Party has experienced any strike, walkout, work stoppage or other labor action or disturbance during the past five years.

                  (r) INVESTMENT COMPANY ACT. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (s) USE OF PROCEEDS.

                           (i) The proceeds of the Loans have been and will be used only for the purposes described in Section 2.7 and in accordance with the requirements and conditions of this Agreement.

                           (ii) Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G, T, U or X issued by the Board of Governors of the Federal Reserve System) and no proceeds of any Loan will be used, directly or indirectly, to purchase or carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

                           (iii) No proceeds of any Loan will be used to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  (t) BANK ACCOUNTS. Borrower does not maintain any account or deposit with any bank or other depository institution other than the accounts created under the Disbursement Agreement, except for standard operations and payroll accounts.

                  (u) ENFORCEABILITY; NO IMMUNITY. The descriptions of the Collateral contained in the Security Documents are true, correct and complete and are sufficient to describe the Collateral and to create, attach and perfect the Liens intended to be created by the Security Documents. All necessary and appropriate deliveries, notices, recordings, filings and registrations have been effected to perfect First-Priority Liens on the Collateral in favor of the Administrative Agent in all relevant jurisdictions, and the Administrative Agent has duly and validly created, attached, perfected and enforceable First-Priority Liens on the Collateral in all relevant jurisdictions.

                  (v) FULL DISCLOSURE. No written information, exhibit or report furnished to the Administrative Agent by PEI or any PEIX Party in connection with the transactions contemplated by this Agreement (other than projections and other "forward-looking" information prepared on a reasonable basis in good faith by Borrower), when taken as a whole and taking into account updates of previously provided information, contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not misleading.

                  (w) INSURANCE. Borrower is in compliance, to the extent applicable to it, with all requirements set forth in the Loan Documents and the Major Project Documents to maintain insurance, including Required Insurance.

                  Section 4.2 SURVIVAL. The representations and warranties of the PEIX Parties contained in the Loan Documents or made by the PEIX Parties in any certificate, notice or report delivered pursuant to any Loan Document will speak only as of each date on which the PEIX Parties make such representations and warranties pursuant to the Loan Documents and will survive the Construction Loan Closing Date, the making and repayment of the Loans and any transfer or assignment of any Note, but will terminate upon the payment in full of the Loans and all other amounts due and payable under the Loan Documents.

                                    ARTICLE V
                                    COVENANTS
                                    ---------

                  Section 5.1 AFFIRMATIVE COVENANTS. Borrower covenants and agrees that, for so long as any Lender has any Commitment outstanding hereunder and until the payment in full of the Notes and all amounts payable by Borrower and any other Person under the Loan Documents, it will perform and observe each of the following covenants, unless (and then only to the extent) compliance with such covenant has been waived pursuant to Section 8.5:

                  (a) EXISTENCE. It will preserve and maintain its limited liability company existence, rights, franchises and privileges and remain in good standing in the jurisdiction of its formation, and qualify and remain qualified as a foreign limited liability company in good standing in each jurisdiction in which such qualification is necessary or desirable in view of its current or proposed business and operations or the ownership of its properties except to the extent that any non-qualification could not reasonably be expected to have a Material Adverse Effect.

                  (b) COMPLIANCE WITH LAWS, APPROVALS AND OBLIGATIONS. It will comply with, and will cause the Project and the Grain Facilities to be constructed and operated safely and in compliance in all material respects with, all applicable Laws, all Required Approvals, the Documents, its other Contractual Obligations and prudent operating practices followed by the ethanol production and grain handling industries. It will perform its obligations under the Documents and each of its other Contractual Obligations and will diligently enforce all of its rights under the Project Documents and under all guarantees, warranties and indemnities in its favor or relating to the Project or any component thereof, except to the extent that any failure to perform or enforce could not reasonably be expected to have a Material Adverse Effect. It will satisfy before the same become delinquent all Claims (including all Claims for labor, services, materials and supplies and other amounts due under its Contractual Obligations) other than Claims being contested in good faith by appropriate proceedings with proper reserves established which do not result in the imposition of a Lien prohibited by Section 5.2(f). It will obtain and maintain in full force and effect all Required Approvals required from time to time and at any time for the execution, delivery, performance, admission into evidence or enforcement of the Documents or the development, construction, ownership or operation of the Project and the Grain Facilities as contemplated under the Documents. It will furnish the Administrative Agent with true, correct and complete copies of all Required Approvals upon receipt thereof.

                  (c) TITLE. Except as may be otherwise permitted in this Agreement, Borrower will maintain good and marketable title to its interest in the Site and to its interests in the Project, the Grain Facilities and the other Collateral in which it has an interest and warrant and defend its interest in the Site and its title or other interest in the Project, the Grain Facilities and the other Collateral against all Claims that do not constitute Permitted Liens.

                  (d) COLLATERAL. Borrower will take all actions necessary to insure that, on and after the Construction Loan Closing Date, the Administrative Agent has and continues to have in all relevant jurisdictions duly and validly created, attached, perfected and enforceable First-Priority Liens on the Collateral (including after-acquired Collateral). It will deliver possession of any Collateral to the Administrative Agent or its designated agent immediately upon acquiring rights therein to the extent the Administrative Agent is required to perfect its security interest in such Collateral by taking possession thereof. It will also maintain the title insurance policies delivered to the Administrative Agent pursuant to Article III.

                  (e) CONSTRUCTION.

                           (i) Borrower will use commercially reasonable efforts to cause the Project to be constructed and completed substantially in accordance with the Plans and Specifications, the Construction Budget and the Construction and Draw Schedule. Only new, first-quality components will be used in constructing and equipping the Project except as may be otherwise agreed by the Administrative Agent in consultation with the Engineer. The Project will be constructed entirely on the Site and in a manner so as not to injure or encroach upon the property or rights of any other Person except for those portions of the Project that are located on the property of others pursuant to easements granted to Borrower by such Persons.

                           (ii) Borrower will give the Administrative Agent and the Engineer at least seven (7) Business Days' prior written notice of each performance test to be conducted under the EPC Contract and the Administrative Agent, the Engineer and their respective agents and representatives will be afforded the opportunity to observe and verify each such test. Completion will not be deemed to have been achieved until the Engineer determines that it has been achieved. Borrower will give the Administrative Agent and the Engineer at least five (5) Business Days' prior written notice of the occurrence of Commercial Operation.

                  (f) MAINTENANCE AND OPERATION. Borrower will maintain and preserve the Project, the Grain Facilities and all of its other material assets and properties in good working order and condition, ordinary wear and tear excepted. Prior to the Term Loan Conversion Date, it will develop an overhaul, maintenance and repair plan with respect to the Project for the period from the Term Loan Conversion Date through the Term Loan Maturity Date, which must be approved by the Administrative Agent in consultation with the Engineer. Borrower will comply in all material respects with such overhaul, maintenance and repair plan, comply with all warranties and maintenance recommendations and requirements of manufacturers and vendors of component parts of the Project and make all repairs, alterations, additions and replacements necessary for the Project (i) to operate safely and to meet, in all material respects, the requirements of all applicable Laws, all Required Approvals, the Documents, the other Contractual Obligations of Borrower and prudent practices followed by the ethanol production industry and (ii) to operate at or exceed the operating levels set forth in the Closing Pro Forma. Borrower will promptly correct any material structural or other defect in the Project or any material deviation from the Plans and Specifications and will maintain appropriate spare parts, inventories and redundancies.

                  (g) OPERATING PLAN AND BUDGET. Not later than each November 30 occurring after the Term Loan Conversion Date, Borrower will submit to the Administrative Agent for approval a proposed Operating Plan and Budget for the next calendar year and a forecast of the Net Operating Cash of the Project for the next three (3) calendar years. The Administrative Agent will have the right to request, and if so requested by the Majority Lenders shall request, revisions to each proposed Operating Plan and Budget and, after an Operating Plan and Budget has been finalized and approved by the Administrative Agent, Borrower will follow and comply with such Operating Plan and Budget in all particulars except that (i) on an annualized basis, taking into account cost savings on other line items, Borrower may exceed by no more than 10% the budget for fixed costs and no more than 15% the budget for variable costs, and (ii) to the extent that Borrower exceeds its budget by amounts greater than the margins described in the preceding clause (i), Borrower will be permitted to do so to the extent Borrower pays for any such excess overages with amounts available to it other than funds on deposit in the Security Accounts or otherwise disbursed to Borrower pursuant to the Disbursement Agreement. Borrower will have the right to revise any Operating Plan and Budget based on cost fluctuations for any Budget Line Items related to the pricing of corn, natural gas, Products and operations and maintenance costs, to the extent that the Net Operating Cash under the revised Operating Plan and Budget (and taking into account such increased costs) is equal to or greater than the Net Operating Cash contemplated in the Operating Plan and Budget prior to such revision. Once approved by the Administrative Agent, an Operating Plan and Budget or a revised Operating Plan and Budget will supersede all prior Operating Plans and Budgets and will continue in effect until a subsequent Operating Plan and Budget has been approved by the Administrative Agent.

                  (h) INTELLECTUAL PROPERTY. Borrower will obtain and maintain in full force and effect all patents, trademarks, service marks, licenses, franchises, trade names, tradestyles, copyrights, technology, formulas, know-how and processes to be used in or necessary for the construction, ownership and operation of the Project and for the current and proposed conduct of its business other than that intellectual property for which the failure to so obtain and maintain could not reasonably be expected to have a Material Adverse Effect, and in its use thereof it will obtain all required licenses and consents and not injure or infringe upon the property or rights of any Person in any material respect.

                  (i) TAXES. Borrower will file all Tax returns required by Law in a timely manner and will pay before the same become delinquent all Taxes shown to be due and payable on such returns or on any material assessments made on Borrower's properties, other than Taxes being contested in good faith by appropriate proceedings with proper reserves established which do not result in the imposition of a Lien prohibited by Section 5.2(f).

                  (j) RECORDS AND INSPECTION RIGHTS. Borrower will keep and maintain, and will use commercially reasonable efforts to cause the EPC Contractor to keep and maintain in respect of its involvement in the Project, true, correct and complete records and books of account, in which complete entries will be made in accordance with GAAP and applicable Law, reflecting all financial transactions of the Project, the Grain Facilities, Borrower and the EPC Contractor. Borrower will also keep and maintain true, correct and complete inventories of all Collateral in which it has an interest and records of all transactions relating thereto. All such records, books of account and inventories will be kept and maintained at its principal place of business or at the Site. At any reasonable time and from time to time during normal business hours and upon at least seven (7) days' advance notice to Borrower by the Administrative Agent (except during the continuance of an Event of Default, when no advance notice will be required), it agrees to permit, and to cause the EPC Contractor to permit, the Administrative Agent, the Engineer and any agent or representative thereof, to examine and make copies of and abstracts from such records, books of account and inventories, to visit the Project and to discuss the affairs, finances and accounts of Borrower and the Project directly with its auditors and with any of its officers or managers. Borrower will at all times maintain at the Site or at its principal place of business a complete set of the current and as-built plans and specifications for the Project, which will be available for inspection by the Administrative Agent, the Engineer and their respective agents and representatives; PROVIDED, that for so long as no Default or Event of Default has occurred and is continuing, Borrower will only be required to reimburse the Administrative Agent for its or Engineer's or its agent's or representative's costs with respect to one visit or inspection per calendar year and shall not be required to reimburse the Lenders for costs with respect to visits or inspections.

                  (k) REPORTING REQUIREMENTS. Borrower will furnish to the Administrative Agent:

                           (i) as soon as available and in any event within fifty (50) days after the end of each of the first three quarters of each fiscal year of Borrower, complete unaudited financial statements of Borrower, including the balance sheet of Borrower as of the end of such quarter, and profit and loss statements and statements of cash flows of Borrower for such quarter and for the elapsed portion of such fiscal year, in each case prepared in accordance with GAAP (subject to normal year-end adjustments and the absence of footnote disclosures) and setting forth in comparative form the figures for the corresponding period of Borrower's previous fiscal year, certified in a manner reasonably acceptable to the Administrative Agent by Borrower's chief financial officer;

                           (ii) as soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of Borrower, complete audited financial statements of Borrower, including the balance sheet of Borrower as of the end of such fiscal year, and profit and loss statements and statements of cash flows of Borrower for such fiscal year, in each case prepared in accordance with GAAP and setting forth in comparative form the figures for Borrower's previous fiscal year, certified in a manner reasonably acceptable to the Administrative Agent by the chief financial officer of Borrower and by independent certified public accountants reasonably acceptable to the Administrative Agent (it being understood that Borrower's current independent certified public accountants, Hein & Associates, are acceptable to the Administrative Agent;

                           (iii) within ten (10) days after the last day of each calendar month during which a Construction Loan is outstanding, a Monthly Construction Report substantially in the form of Exhibit 5.1(k)(iii);

                           (iv) within ten (10) days after the last day of each calendar month during which the Term Loans are outstanding, a monthly operations report in form and substance reasonably acceptable to the Administrative Agent;

                           (v) promptly after the sending, filing or receipt thereof, a copy of each material report, notice, certificate, application, demand, request or other communication that Borrower sends to, files with or receives from any Government Instrumentality or Project Party or sends or receives pursuant to any Document that relates to any matter that could reasonably be expected to have a Material Adverse Effect;

                           (vi) promptly after receipt thereof, copies of each Required Approval;

                           (vii) copies (or notification of their availability on PEI's website) of all reports on Forms 8-K, 10-K and 10-Q filed by PEI with the United States Securities and Exchange Commission; and

                           (viii) such other information respecting the operations or condition (financial or otherwise) of Borrower or the Project, the Grain Facilities or the other Collateral as the Administrative Agent may from time to time reasonably request.

                  (l) NOTICE REQUIREMENTS. Promptly and in any event within three (3) Business Days after Borrower obtains knowledge thereof, Borrower will give the Administrative Agent written notice of the occurrence of any of the following:

                           (i) any Default or Event of Default;

                           (ii) any actual, proposed or threatened (in writing) termination, rescission or amendment of, waiver under or Claim with respect to any Project Document that could reasonably be expected to have a Material Adverse Effect;

                           (iii) any Loss that could reasonably be expected to reduce by more than ten percent (10%) the Project's Net Operating Cash for the then-current calendar quarter;

                           (iv) any Material Adverse Effect or any event or circumstance that could reasonably be expected to have a Material Adverse Effect;

                           (v) any pending or threatened (in writing) Claim, action, attachment, proceeding, suit, litigation, investigation or arbitration involving or affecting Borrower, any Project Party or any of their respective properties or assets (including without limitation the Project, the Grain Facilities and the other Collateral) by any Person or before any Government Instrumentality that could reasonably be expected to have a Material Adverse Effect;

                           (vi) any termination, revocation, suspension or modification of any Required Approval or any action or proceeding that could reasonably be expected to result in any of the foregoing;

                           (vii) the receipt of any management letter or similar communication from Borrower's auditors, or the resignation, discharge or change of Borrower's auditors;

                           (viii) any Environmental Claim or any fact, circumstance or condition (including any release or spill of any Hazardous Substance) that could reasonably be expected to form the basis of an Environmental Claim with respect to Borrower, any Project Party (in connection with its obligations under the Documents) or the Project or the Grain Facilities or any portion thereof or that could reasonably be expected to have a Material Adverse Effect;

                           (ix) any pending or threatened (in writing) condemnation or appropriation proceeding affecting the Project or the Grain Facilities or any material portion thereof;

                           (x) any material dispute involving Borrower or any Project Party on the one hand and any Government Instrumentality or Project Party on the other hand (PROVIDED, that no notice need be given of a dispute between a Project Party and a Government Instrumentality unless such dispute could reasonably be expected to result in a Material Adverse Effect);

                           (xi) any event or claim of force majeure under any Major Project Document;

                           (xii) any forced outage (such as loss of electrical power for an extended period of time) with respect to the Project if such forced outage lasts for more than three (3) days; or

                           (xiii) Borrower's or any ERISA Affiliate's adoption of or participation in any Plan, or intention to adopt or participate in any Plan.

Each notice delivered pursuant to this Section 5.1(l) must include reasonable details concerning the occurrence that is the subject of such notice as well as Borrower's proposed course of action, if any. Delivery of a notice pursuant to this Section 5.1(l) will not affect Borrower's obligations under any other provision of the Loan Documents.

                  (m) SECURITY ACCOUNTS. Borrower will establish and maintain the Security Accounts required by the Disbursement Agreement.

                  (n) INSURANCE.

                           (i) Borrower will maintain, and will use commercially reasonable efforts to cause the EPC Contractor to maintain, all Required Insurance and, on each anniversary of the Construction Loan Closing Date, if there has been any change in coverage, will cause the Insurance Consultant to provide a letter to the Administrative Agent certifying that the insurance maintained by Borrower is adequate and consistent with industry standards. All Required Insurance will be provided by financially sound and reputable insurance companies or associations rated "A" or better (and a minimum size rating of X) by Best's Insurance Guide and Key Ratings (or an equivalent rating by another nationally recognized insurance rating agency of similar standing if Best's Insurance Guide and Key Ratings is no longer published) or other insurance companies of recognized responsibility satisfactory to the Administrative Agent. Borrower may fulfill its obligations under this Section 5.1(n) under a corporate ("master") program or through EPC Contractor programs of insurance, subject to the prior approval of the Administrative Agent.

                           (ii) All Required Insurance will provide for waivers of subrogation in favor of the Administrative Agent, will not be cancelable without at least sixty (60) days' prior written notice to the Administrative Agent (except for 10 days' notice for non-payment of premium), and all third-party liability policies will name the Administrative Agent and the Lenders as additional insureds (except in the case of worker's compensation insurances). Insurance protecting Project assets and revenues (property, equipment, business interruption, etc.) will contain a standard Lender's Loss Payable endorsement, acceptable to the Administrative Agent, and name the Lenders or their assignee as first loss payee/mortgagee. Property-related policies will provide that any payment thereunder for loss or damage with respect to the mortgaged property will be made to the Project Revenue Account. Insurance supplied by Borrower will be primary as respects any other insurance carried by or on behalf of the Administrative Agent or the Lenders. The interests of the Administrative Agent and the Lenders will not be invalidated by any action or inaction of any Person or by any breach or violation by any Person of any warranties, declarations or conditions in such policies. All liability insurance will provide a severability of interest or cross-liability clause.

                           (iii) All Required Insurance maintained by the EPC Contractor will provide for waivers of subrogation in favor of Borrower, the Administrative Agent and the Lenders, will not be cancelable without at least sixty (60) days' prior written notice to the Administrative Agent (except for 10 days' notice for non-payment of premium), and all third party liability policies will name Borrower, the Administrative Agent and the Lenders as additional insureds (except in the case of worker's compensation insurance). Insurance protecting Project assets and revenues (property, equipment, business interruption, etc.) will name the Administrative Agent as the first loss payee/mortgagee. All liability insurance maintained by the EPC Contractor will provide a severability of interest or cross-liability clause and will be primary and not excess to or contributing with any insurance or self-insurance maintained by Borrower, the Administrative Agent or the Lenders.

                           (iv) On each anniversary of the Construction Loan Closing Date, Borrower will furnish to the Administrative Agent evidence of insurance, in the form of binders, cover notes or certificates of insurance evidencing all coverages in place and certify
         (A) that all premiums are paid or current to date and (B) that Borrower is in compliance with all provisions in this Agreement relating to Required Insurance. Borrower will provide the Administrative Agent with copies of all insurance policies and certificates and other information that the Administrative Agent may reasonably request in writing with respect to the Required Insurance or the providers thereof and, without


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

         any requirement of request by the Administrative Agent, will provide the Administrative Agent with copies of all replacement policies within 15 days of receipt of such policies by Borrower.

                           (v) Borrower will collaterally assign to the Administrative Agent and grant the Administrative Agent a Lien upon all insurance proceeds from the Project obtained by Borrower or in which Borrower has any right or interest (whether or not complying with or described by this Section 5.1(n)). Borrower will deposit, or cause to be deposited, all insurance proceeds not required by Section 2.8(a)(v)(A) to be applied as prepayments of the Loans into the Loss Proceeds Account for application in accordance with Section 4.5 of the Disbursement Agreement. Borrower will have the right to make, settle, compromise and liquidate any and all Claims for amounts less than $1 million and the Administrative Agent will have the right to make, settle, compromise and liquidate any and all Claims in excess of such amount and without prejudice to the other rights and remedies of the Administrative Agent under the Documents, the Required Insurance or Applicable Law.

                           (vi) In the event that any policy is written on a "claims made" basis and is approved by the Administrative Agent and such policy is not renewed or the retroactive date of such policy is changed, Borrower will obtain for each such policy or policies the broadest basic and supplemental extended reporting period coverage or "tail" reasonably available in the commercial insurance market for each such policy or policies and will provide the Administrative Agent with proof that such basic and supplemental extended reporting period coverage or "tail" has been obtained.

                  (o) LITIGATION. In any action, suit, litigation, investigation, arbitration or other proceeding involving Borrower or the Project, Borrower will make all filings and responses in a timely manner, pursue all remedies and appeals, defend its rights and properties with diligence and take all lawful action to avoid a Material Adverse Effect. Borrower will promptly pay any valid, final judgment (after all appeal rights have been exhausted) rendered against it or the Project.

                  (p) MINIMUM COVERAGE RATIO. Borrower will maintain a Minimum Coverage Ratio of not less than 1.25 to 1, calculated quarterly on each Payment Date after the Term Loan Conversion Date. For each of the first three Payment Dates after the Term Loan Conversion Date, the Minimum Coverage Ratio will be calculated from the Term Loan Conversion Date until the date of calculation. From and after the fourth Payment Date after the Term Loan Conversion Date, the Minimum Coverage Ratio will be calculated for the preceding twelve (12) month period.

                  (q) OPERATING MARGIN PROTECTION. Borrower will employ long-term hedging and price-management strategies customary and usual in the ethanol production industry for (i) the procurement of feedstocks, energy and fuel for the Project and (ii) the sale of the Products produced by the Project. Such hedging and price management strategies will be employed to minimize any reductions in (i) the Project's operating margin and (ii) the Project's ability to repay the Loans in accordance with this Agreement.

                  Section 5.2 NEGATIVE COVENANTS. Borrower covenants and agrees that, for so long as any Lender has any Commitment outstanding hereunder and until the payment in full of the Notes and all amounts payable by Borrower and any other Person under the Loan Documents, it will perform and observe each of the following covenants, unless (and then only to the extent) compliance with such covenant has been waived pursuant to Section 8.5:

                  (a) BUSINESS. Borrower will not make any material change in the nature of its business or engage in any business or activity not contemplated by the Documents. It will not form or have any subsidiaries and will not own or hold the capital stock, securities, debt, assets or obligations of, or any interest in, any Person. It will not enter into any partnership, joint venture, royalty agreement or profit-sharing or similar arrangement.

                  (b) MERGERS AND SALES OF ASSETS. Borrower will not merge or consolidate with any Person or liquidate or dissolve. It will not sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) any asset except (i) in the ordinary course of business (including the sale of obsolete or no longer useful or usable assets and sales of unneeded environmental credits or allowances), (ii) in connection with the replacement of such asset with a replacement that is appropriate and complies with all requirements of the Documents or (iii) in an instance in which the proceeds of such sale, assignment, lease or other disposition do not exceed two hundred fifty thousand Dollars ($250,000) in each instance and one percent (1%) of the total Qualified Project Construction Expenses of the Project in the aggregate and, in every instance, such sale, assignment, lease or other disposition has no material impact on the Net Operating Cash of the Project. The sale of Products by Borrower will not violate this Section 5.2(b). All proceeds of activities permitted by this Section 5.2(b) will be deposited into the Asset Sales Proceeds Account and disbursed therefrom in accordance with Section 4.6 of the Disbursement Agreement.

                  (c) CONTRACTUAL OBLIGATIONS.

                           (i) Borrower will not enter into any material Contractual Obligation other than the Documents and other documents or agreements relating to the items and actions described in Schedule 5.2(c). If requested by the Administrative Agent, it will collaterally assign any material Contractual Obligation to the Administrative Agent and, if such Contractual Obligation is a Major Project Document, will deliver to the Administrative Agent the written consent to assignment of the other party or parties to such material Contractual Obligation and a satisfactory opinion of Borrower's Counsel confirming the validity and enforceability of such assignment and consent. It will not pledge or assign any Contractual Obligation to any Person other than the Administrative Agent. Notwithstanding the foregoing, or any other provision of this Agreement to the contrary, Borrower will be permitted to enter into new or replacement plant operations and maintenance agreements and Product marketing agreements without the prior approval of the Majority Lenders; PROVIDED, that such agreements, either individually or taken together, could not reasonably be expected to result in a Material Adverse Effect.

                           (ii) Borrower will not amend, suspend, terminate or grant a waiver under any Project Document in a manner that could reasonably be expected to result in a Material Adverse Effect, or take, or fail to take, any action that could result in the termination of, or the impairment of any right of Borrower, the Administrative Agent or any Lender under, any Project Document or any other contract, arrangement or agreement material to the Project. Notwithstanding the foregoing, Borrower may approve change orders under the EPC Contract without the Administrative Agent's consent if the work covered by such change orders does not exceed fifty thousand Dollars ($50,000) in the case of any single change order or two hundred thousand Dollars ($200,000) in the aggregate over any twelve-month period or if the cost of such change orders will be paid with new equity contributions made by Borrower Member to Borrower; PROVIDED, that none of such change orders materially affects the character of the Project or the ability of Borrower to fulfill its obligations under the Documents. In addition, the Administrative Agent and the Lenders acknowledge and agree that they have approved Borrower entering into documents and agreements relating to, and expending funds toward, the items and actions described in Schedule 5.2(c) and no further approval of or consent to such items will be required, including without limitation with respect to the approval of change orders related to such items and actions.

                           (iii) The Organizational Documents of Borrower may not be amended or any provision thereof waived in any material respect.

                           (iv) Borrower will not declare Final Performance Acceptance or Completion without the approval of the Majority Lenders (in consultation with the Engineer), which will not be unreasonably withheld or delayed.

                           (v) Borrower will promptly deliver to the Administrative Agent copies of (A) all material Contractual Obligations, (B) all amendments, suspensions, terminations and waivers of any material Contractual Obligation and (C) all change orders approved or entered into after the date of this Agreement.

                  (d) RESERVED.

                  (e) INVESTMENTS. Borrower will not make any loan or advance to any Person other than accounts receivable incurred in commercially reasonable amounts in the normal course of Borrower's business. Except for Permitted Investments made in compliance with the Disbursement Agreement, Borrower will not purchase or otherwise acquire the capital stock, securities, debt, assets or obligations of, or any interest in, any Person.

                  (f) LIENS. Borrower will not, and will not permit any other Person to, create, incur, assume or suffer to exist, any Lien upon or with respect to any of the Collateral or any of the other property of Borrower, now owned or hereafter acquired, or assign or otherwise convey, or permit any Person to assign or otherwise convey, any right to receive income or revenues from or of the Project, except that the foregoing restrictions will not apply to the following (collectively, "PERMITTED LIENS"):

                           (i)      the Security Document Liens;

                           (ii) Liens for Taxes, if such Taxes (A) are not at the time delinquent and thereafter can be paid without penalty or (B) are being contested in good faith by appropriate proceedings with reserves established in accordance with GAAP and such Liens have been bonded over or do not involve any risk that a significant interest in or right to any Collateral may be sold, lost or forfeited or that any Security Document Lien may be impaired;

                           (iii) carriers', warehousemen's, materialmen's and mechanics' Liens and other similar Liens imposed by Law and arising in the ordinary course of business in connection with the construction or operation of the Project and the Grain Facilities, if such Liens have been bonded over and either (A) are not filed of record and are not delinquent or (B) are being contested in good faith by appropriate proceedings with proper reserves established, have not proceeded to judgment and do not involve any risk that a significant interest in or right to any Collateral may be sold, lost or forfeited or that any Security Document Lien may be impaired;

                           (iv) Liens arising out of pledges or deposits under workmen's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits or similar legislation (other than Liens imposed by ERISA);

                           (v) purchase money security interests in discrete items of equipment not comprising an integral part of the Project, the Grain Facilities or other Collateral when the obligation secured is incurred for the purchase of such equipment and does not exceed one hundred percent (100%) of the lesser of cost or fair market value thereof at the time of acquisition, and the security interest does not extend beyond the equipment involved and any proceeds therefrom; PROVIDED, that such Liens and the amount of materials, equipment and fixtures supplied or purchased pursuant to this clause (v) will not, taken together, at any time exceed the maximum aggregate amount of two hundred fifty thousand Dollars ($250,000);

                           (vi) the exceptions to the title of the Site set forth in the title policies delivered pursuant to Article III;

                           (vii) Liens arising from Indebtedness permitted pursuant to Section 5.2(g);


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

                           (viii) Liens in respect of matters disclosed by the ALTA/ASCM surveys delivered to the Administrative Agent pursuant to
         Article III; and

                           (ix) Non-monetary encumbrances incurred in the ordinary course of business which could not reasonably be expected to have a Material Adverse Effect and other minor involuntary encumbrances and minor defects on title reasonably acceptable to the Administrative Agent.

If foreclosure or enforcement of any Lien upon the Project, any part thereof or any other Collateral is at any time initiated, the Administrative Agent will have the right, but not the obligation, to take any action it deems appropriate, including payment of the obligation secured by such Lien, and Borrower will immediately upon demand reimburse the Administrative Agent for all sums expended by the Administrative Agent in taking any such action. Any amount not reimbursed upon demand will bear interest at the Default Rate and will be an obligation secured by the Security Document Liens.

                  (g) INDEBTEDNESS. Borrower will not, without Administrative Agent's prior written consent, which will not be unreasonably withheld, create, incur, assume or suffer to exist any Indebtedness, except:

                           (i) Indebtedness under the Notes and the other Loan
Documents;

                           (ii) Indebtedness owed to the Sub-Debt Provider and subject to the Intercreditor Agreement, which Indebtedness must be repaid in full or assumed in full by a Person other than Borrower on or prior to the Term Loan Conversion Date;

                           (iii) Indebtedness not to exceed, in the aggregate, two hundred fifty thousand Dollars ($250,000) at any one time outstanding, secured by Liens permitted by Section 5.2(f)(v);

                           (iv) accounts payable incurred in commercially reasonable amounts in the normal course of Borrower's business, including guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions;

                           (v) Indebtedness under interest rate and commodity price hedge agreements entered into by Borrower in the normal course of its business;

                           (vi) Indebtedness relating to capital lease transactions entered into by Borrower in the ordinary course of its business relating to assets the fair market value of which does not exceed one hundred thousand Dollars ($100,000) individually and five hundred thousand Dollars ($500,000) in the aggregate;

                           (vii) unsecured subordinated Indebtedness in the aggregate amount not to exceed two hundred fifty thousand Dollars ($250,000); and

                           (viii) other contingent liabilities incurred by Borrower in the ordinary course of its business in accordance with the Project Documents but not in connection with obtaining or guaranteeing any Indebtedness of Persons other than Borrower.

                  (h) LEASE OBLIGATIONS. Borrower will not create or suffer to exist any obligation for the payment of rental for any property under leases or agreements to lease having a term of three years or more, other than the Project Documents.

                  (i) DISTRIBUTIONS. Borrower will not make, declare or pay any distribution, dividend or return of capital, or purchase, redeem or otherwise acquire for value any ownership interest now or hereafter outstanding, or make any distribution of assets or property to any other Person except for distributions made in compliance with the Disbursement Agreement.

                  (j) CHANGES IN CONTROL. Borrower will not effect or permit any change of control of Borrower; PROVIDED, that Borrower may affect or permit one or a series of transactions pursuant to which PEI sells less than fifty percent (50%) of its direct or indirect equity interests in Borrower so long as PEI retains operational control over Borrower and Borrower and the other PEIX Parties comply with the provisions of the second sentence of this Section 5.2(j). No sale, transfer or other encumbrance of any ownership interest in Borrower may occur without appropriate Security Documents being entered into between the Administrative Agent and the new Borrower Members.

                  (k) TRANSACTIONS WITH AFFILIATES AND THIRD PARTIES. Borrower will not enter into, or cause, suffer or permit to exist, any arrangement or contract with any of its Affiliates (other than the Project Documents in effect on the Construction Loan Closing Date or the Term Loan Conversion Date, as applicable) EXCEPT (i) any arrangement or contract that contains provisions that are fair and reasonable to Borrower and no less favorable than those which would be included in an arm's-length transaction entered into by a prudent Person in the position of Borrower with a Person which is not one of its Affiliates, (ii) any employment, non-competition, management or confidentiality agreement entered into by Borrower with any of its employees, officers or directors in the ordinary course of business that contains fair and reasonable terms no less favorable to Borrower than those which would be included in an arm's-length transaction entered into by a prudent Person in the position of Borrower with a non-affiliated third party and (iii) as otherwise expressly permitted by the Loan Documents or approved in advance by the Majority Lenders.

                  (l) ENVIRONMENTAL COMPLIANCE.

                           (i) Borrower will not, and will not knowingly permit any other Person to, use, generate, discharge, emit, manufacture, handle, process, store, release, transport, remove, dispose of or clean up any Hazardous Substance on, under or from the Project, the Grain Facilities or the Site in violation of any Environmental Law or in a manner that could reasonably be expected to lead to any material Environmental Claim or pose a material risk to human health, safety or the environment. Borrower will comply, and will use commercially reasonable efforts to cause all other Persons occupying, using or present at the Project, the Grain Facilities or the Site to comply, with all Environmental Laws in all material respects.

                           (ii) Borrower will promptly take all actions and pay or arrange to pay all costs necessary for it and the Project and the Grain Facilities to comply with all Environmental Laws and all Required Approvals, including actions to remove and dispose of all Hazardous Substances and to clean-up the Project, the Grain Facilities, the Site and any other property to the extent affected by the Project, the Grain Facilities or the activities of Borrower, the Project Parties or their respective agents or for which Borrower is otherwise responsible. If Borrower fails to take the actions or pay or arrange to pay the costs required under this Section 5.2(l), the Administrative Agent may, but will have no obligation to, take such actions or pay such costs, and all amounts so expended will be obligations of Borrower to the Administrative Agent under the Loan Documents payable upon demand and secured by the Liens of the Security Documents. Nothing in this Section 5.2(l) will impose any obligation or liability whatsoever on the Administrative Agent or any Lender or require Borrower to undertake or assure compliance for which it is not responsible or respecting property that it does not own or control.

                           (iii) From time to time and at any reasonable time and frequency, upon the occurrence of an event or omission that, in the reasonable opinion of the Administrative Agent, could reasonably be expected to result in a Material Adverse Effect, the Administrative Agent may cause an environmental audit of the Project, the Grain Facilities or the Site or the location of any Collateral to be conducted to confirm Borrower's compliance with this Section 5.2(l). Borrower agrees to cooperate fully with the Administrative Agent and its agents in connection with each such audit and to pay the reasonable documented cost thereof.

                  (m) ERISA. None of Borrower or any ERISA Affiliate will adopt, maintain, sponsor, participate in or incur any liability or obligation under or to any Plan or incur any obligation to provide post-retirement benefits to any Person.

                  (n) USE OF PROCEEDS. Borrower will use the proceeds of the Loans only for the purposes described in Section 2.7 and in accordance with the requirements and conditions of the Loan Documents. Borrower will not engage in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G, T, U or X issued by the Board of Governors of the Federal Reserve System) and no proceeds of any Loan will be used, directly or indirectly, to purchase or carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock. No proceeds of any Loan will be used to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  (o) BANK ACCOUNTS. Borrower will not maintain any account or deposit with any bank or other depository institution other than (i) the accounts created under the Disbursement Agreement and standard operations and payroll accounts and (ii) such other accounts as the Administrative Agent may approve in writing and in which the Administrative Agent has a perfected, valid and enforceable First-Priority Lien. It will not deposit funds into any account other than the accounts described in the preceding sentence except as may be otherwise expressly permitted by the Loan Documents.

                  (p) AUDITORS. Borrower will not discharge or change its auditors to an auditing firm that is not also providing audit services to PEI or change its fiscal year without the prior written consent of the Administrative Agent.

                  (q) PUBLICITY. Borrower will not, and will not permit any Affiliate to, issue, or consent to the issuance of, any press release, announcement or advertisement that refers to the financing contemplated by the Loan Documents without the prior written consent of the Administrative Agent, which will not be unreasonably withheld or delayed; PROVIDED, that Borrower and PEI will be permitted, without obtaining the prior written consent of the Administrative Agent, to make such filings with Government Instrumentalities as may be required by applicable Law.

                  (r) ABANDONMENT. Borrower will not abandon the Project or cease to operate the Project for any period of thirty (30) consecutive days (it being acknowledged that the cessation of operations on account of a force majeure event or maintenance shall not be deemed to be an abandonment for so long as Borrower continues to comply with all of its other obligations under this Agreement).

                                   ARTICLE VI
                                EVENTS OF DEFAULT
                                -----------------

                  Section 6.1 EVENTS OF DEFAULT. Each of the following constitutes an "EVENT OF DEFAULT" under this Agreement:

                  (a) Any principal of any Loan is not paid within five (5) days after such principal is due.

                  (b) Any interest on any Loan or any fee or other amount payable under any Loan Document (other than amounts described in paragraph (a) above) is not paid within five (5) days after such interest, fee or other amount is due.

                  (c) Any representation or warranty made by any PEIX Party or any other Project Party (or any of their respective officers or representatives) in any Loan Document or in any certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document proves to have been incorrect or misleading in any material respect at the time it was made, deemed to have been made, or confirmed.

                  (d) Borrower or any other PEIX Party fails to perform or observe any term, covenant or agreement contained in any Loan Document (other than any term, covenant or agreement that is the basis of another Event of Default) to be performed or observed by it and such failure remains unremedied for thirty (30) days after the occurrence thereof; PROVIDED, that, if Borrower or such other PEIX Party has diligently attempted to cure such default throughout the initial 30-day grace period but such default has not been cured at the expiration of the initial 30-day grace period, and if such default is likely to be cured during the thirty (30) days following the expiration of the initial 30-day grace period, then Borrower may request in writing that the Administrative Agent grant one additional 30-day grace period within which to cure such default (such request to contain all relevant facts and circumstances necessary for the Administrative Agent to make an informed decision as to whether to grant an additional grace period) and the Administrative Agent, in its sole discretion, may grant one additional 30-day grace period within which Borrower or such other PEIX Party must cure the default.

                  (e) Any Project Party fails to perform or observe any term, covenant or agreement contained in any Major Project Document (other than any term, covenant or agreement that is the basis of another Event of Default) to be performed or observed by it and such failure is not remedied within any applicable grace period specifically provided for in such Major Project Document and could reasonably be expected to have a Material Adverse Effect; PROVIDED, that, if such Project Party has diligently attempted to cure such default throughout the initial grace period provided for in the Major Project Document but such default has not been cured at the expiration of such initial grace period, and if (1) the applicable Major Project Document provides for one or more subsequent grace periods and (2) such default is likely to be cured during the next subsequent grace period provided for in the Major Project Document, then Borrower may request in writing that the Administrative Agent grant one additional grace period of the same length as the Project Party has received pursuant to the Major Project Document (but not to exceed thirty (30) days) within which the Project Party may cure such default (such request to contain all relevant facts and circumstances necessary for the Administrative Agent to make an informed decision as to whether to grant an additional grace period) and the Administrative Agent, in its sole discretion, may grant one additional grace period of up to thirty (30) days within which the Project Party must cure the default under the Major Project Document; PROVIDED, FURTHER, that Borrower may also cure this Event of Default by entering into, within thirty (30) days after the initial occurrence of such Event of Default, a replacement agreement with a new counterparty reasonably acceptable to the Administrative Agent, which replacement agreement will be on terms and conditions at least as favorable to Borrower as the original Major Project Document being replaced.

                  (f) The Security Documents for any reason cease to create perfected, valid and enforceable First-Priority Liens on the Collateral, or Borrower or Borrower Member so states in writing.

                  (g) Any provision of any Document (i) is terminated, repudiated or declared to be invalid by any party thereto or by any Government Instrumentality or (ii) for any reason ceases to be valid and binding and of full force and effect except as permitted by Section 5.2(c) and, in either case, could reasonably be expected to have a Material Adverse Effect.

                  (h) Borrower fails to pay any Indebtedness (other than Indebtedness evidenced by the Notes or arising under the Loan Documents) or any interest or premium thereon when due, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, occurs and continues after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate the maturity of Indebtedness in an amount greater than two hundred fifty thousand Dollars ($250,000) or to cause the holders of Indebtedness in an amount greater than two hundred fifty thousand Dollars ($250,000) to exercise any remedy against Borrower or any of its properties; or any Indebtedness in an amount greater than two hundred fifty thousand Dollars ($250,000) is declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof.

                  (i) A final judgment or order for the payment of money in excess of five hundred thousand Dollars ($500,000) is rendered against Borrower and is not covered by insurance or otherwise covered to the satisfaction of the Administrative Agent and either (i) enforcement proceedings are commenced by any creditor upon such judgment or order or (ii) a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect for any period of ten (10) consecutive days.

                  (j) A Bankruptcy Event occurs with respect to Borrower, Borrower Member or any Project Party and, in the case of a Project Party, such event could reasonably be expected to have a Material Adverse Effect.

                  (k) (i) Any Law is enacted, (ii) any change in Law or any change in the interpretation or administration of any Law (having the force of Law) occurs (other than with respect to the Volumetric Ethanol Excise Tax Credit), or (iii) any Claim is asserted against Borrower, the Project or any Project Party, in each case that (a) has a material adverse effect on the validity, enforceability or priority of the Liens granted in favor of the Administrative Agent pursuant to the Security Documents or (b) would reasonably be expected (after taking into account all insurance, defenses and any other mitigating factors available to Borrower) to result in the inability of Borrower to pay its Obligations at the times and in the amounts required by this Agreement and the Notes.

                  (l) A Major Loss occurs without the relevant insurer agreeing to pay insurance proceeds in the full amount of such Major Loss (subject to the underlying deductible) within ninety (90) days of the occurrence of the Major Loss so as to allow replacement of such Collateral and PROVIDED, that Borrower continues to satisfy its obligations hereunder and under the other Major Project Documents.

                  (m) Any Government Instrumentality or any Person acting or purporting to act under the authority of any Government Instrumentality takes any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the Site or the Project, or takes any action to displace or curtail the authority of the management of Borrower and such action could reasonably be expected to have a Material Adverse Effect.


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

                  (n) The Engineer, at any time during the period between the Construction Loan Closing Date and the Term Loan Conversion Date, reports that construction of the Project lags more than thirty (30) days behind the schedule detailed in the Construction and Draw Schedule for reasons other than Permitted Construction Delays and thereafter, within sixty (60) days of the date of the Engineer's report, construction of the Project has not been restored to conform with the schedule detailed in the Construction and Draw Schedule.

                  (o) Substantial Completion does not occur on or prior to 425 days after Construction Loan Closing Date and (i) such delay in reaching Substantial Completion, taking into account the obligations of the EPC Contractor to pay scheduled liquidated damages under the EPC Contract, could reasonably be expected to have a Material Adverse Effect or (ii) the Administrative Agent, in its reasonable discretion, determines that such delay in reaching Substantial Completion makes it more likely than not that Completion will not occur on or prior to the Construction Loan Commitment Termination Date.

                  (p) Completion does not occur on or prior to the Construction Loan Commitment Termination Date.

                  Section 6.2 REMEDIES. Upon the occurrence of an Event of Default described in Section 6.1(j), the Commitments of the Lenders will terminate and the Loans, all interest thereon and all other amounts payable under the Loan Documents will become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower. Notwithstanding any other provision of this Agreement or any other Loan Document, upon the occurrence of an Event of Default described in Section 6.1(d) that is caused solely by Borrower's failure to comply with its obligations pursuant to Section 5.1(p), the sole remedy of the Administrative Agent and the Lenders will be as provided in Sections 4.3 and 4.4 of the Disbursement Agreement. Upon the occurrence and during the continuance of any other Event of Default, the Administrative Agent will at the request, or may with the consent, of the Majority Lenders, by notice to Borrower, (i) declare the Commitment of each Lender to be terminated, whereupon the same will forthwith terminate and (ii) declare the Loans, all interest thereon and all other amounts payable under the Loan Documents to be due and payable, whereupon the Loans, all such advances, all such interest and all such amounts will become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower.

                  Section 6.3 RIGHT TO COMPLETE.

                  (a) Upon the occurrence and during the continuance of an Event of Default, and following the acceleration by the Lenders of the outstanding Loans and the commencement by the Administrative Agent of any exercise of remedies available to it pursuant to the Security Documents or applicable Law, the Administrative Agent and the Lenders, in addition to any other remedy that they may have under the Loan Documents or by Law, will have the right (but not the obligation) in their sole and absolute discretion:


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

                           (i) to enter the Site, the Project and other property owned or leased by Borrower and complete the construction of the Project at the risk, cost and expense of Borrower;

                           (ii) at any and all times to discontinue any work commenced by them in respect of the Project or to change any course of action undertaken by them; and

                           (iii) to take over and use all or any part of the labor, materials, supplies and equipment contracted for by or on behalf of Borrower, whether or not previously incorporated into the Project.

In no event will the actions of the Administrative Agent or the Lenders while exercising their rights pursuant to this Section 6.3 constitute the Administrative Agent or any Lender a mortgagee-in-possession, and Borrower hereby indemnifies the Administrative Agent and the Lenders from and against any and all costs and liabilities resulting from any such characterization or from their actions or omissions to act pursuant to this Section 6.3; PROVIDED, that Borrower has no obligation to indemnify the Administrative Agent and the Lenders for costs and liabilities resulting from the gross negligence or willful misconduct of the Administrative Agent or any Lender.

                  (b) In connection with any construction of the Project undertaken by the Administrative Agent and the Lenders pursuant to this Section 6.3, the Administrative Agent and the Lenders may:

                           (i) engage builders, contractors, architects, engineers, security services and others for the purpose of furnishing labor, material, equipment and security in connection with any construction of the Project;

                           (ii) pay, settle or compromise, or cause to be paid, settled or compromised, all claims or bills that may become Liens against Borrower's interest in the Site or the Project, or that have been or may be incurred in any manner in connection with the construction of the Project or for the discharge of Liens or defects in the title of Borrower's interest in the Site or the Project; and

                           (iii) take such other action or refrain from acting under this Agreement as the Administrative Agent and the Lenders may in their sole and absolute discretion from time to time determine.

                  (c) Borrower will be liable to the Administrative Agent and the Lenders for all sums paid or incurred for the construction of the Project and all payments made or liabilities incurred by the Administrative Agent and the Lenders under this Agreement of any kind whatsoever (other than liabilities incurred due to the gross negligence or willful misconduct of the Administrative


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

Agent or any Lender) will be paid by Borrower to the Administrative Agent and the Lenders upon demand with interest to the date of payment to the Administrative Agent and the Lenders at the Default Rate.

                  (d) For the purpose of carrying out the provisions and exercising the rights, powers and privileges granted by this Section 6.3, Borrower irrevocably constitutes and appoints the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact, in its name and on its behalf, and at its expense, at any time after the occurrence and during the continuance of an Event of Default, to execute, acknowledge and deliver any document and instrument and to do and perform any act such as those referred to in this Section 6.3, without notice to or the consent of Borrower. This power of attorney is coupled with an interest and is not revocable.

                                   ARTICLE VII
                                    THE AGENT
                                    ---------

                  Section 7.1 AUTHORIZATION AND ACTION. Each Lender hereby appoints and authorizes the Administrative Agent to take such actions as administrative agent on its behalf and to exercise such powers under this Loan Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent will have no duties, responsibilities, obligations or liabilities other than those expressly set forth in the Loan Documents, and no additional duties, responsibilities, obligations or liabilities will be inferred from the provisions of the Loan Documents or imposed on the Administrative Agent. As to matters not expressly provided for by this Loan Agreement or the other Loan Documents (including enforcement or collection of the Notes), the Administrative Agent will not be required to exercise any discretion or take any action, but will be required to act or to refrain from acting (and will be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions will be binding upon all the Lenders and all holders of Notes; PROVIDED, that the Administrative Agent will in no event be required to take any action which exposes it to personal liability, which is contrary to the Loan Documents or Law or with respect to which the Administrative Agent does not receive adequate instructions or full indemnification from the Lenders. The provisions of this Article VII are solely for the benefit of the Administrative Agent, its agents and Affiliates and the Lenders. The Administrative Agent has no duties or relationships, of trust or agency, with or to Borrower, Borrower Member, the Project Parties or their respective Affiliates.

                  Section 7.2 DELEGATION OF DUTIES. The Administrative Agent may delegate any of its responsibilities or duties under the Loan Documents to one or more agents and will not be liable for the negligence or misconduct of any agent selected by it with reasonable care.

                  Section 7.3 ADMINISTRATIVE AGENT'S RELIANCE. None of the Administrative Agent, its agents or any of its respective affiliates will be liable for any action taken or omitted to be taken by any of them under or in connection with the Documents, except that each will be liable for its own gross negligence or willful misconduct as finally determined by a Government Instrumentality. Without limiting the generality of the foregoing, the Administrative Agent:


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

                           (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in a form satisfactory to the Administrative Agent;

                           (b) may consult with qualified legal counsel
         (including Borrower's Counsel), independent public accountants and other experts selected by it and will not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

                           (c) makes no representation or warranty to any Lender and will not be responsible to any Lender for any statement, representation or warranty made in or in connection with the Documents;

                           (d) will not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Documents or to inspect the Project or the books and records or any other property of Borrower, any PEIX Party, any other Project Party or any Affiliate thereof;

                           (e) will not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Document or any other document or instrument furnished pursuant thereto, or for the failure of any Person to perform its obligations under any Document; and

                           (f) will incur no liability under or in respect of this Agreement or any other Document or otherwise by acting upon any notice, consent, waiver, certificate or other writing or instrument (including facsimiles, telexes, telegrams and cables) believed by it to be genuine and signed or sent by the proper Person or Persons.

                  Section 7.4 NOTICE OF DEFAULT. The Administrative Agent will not be deemed to have knowledge or notice of any Default or Event of Default unless and until written notice has been provided as set forth in Section 8.20 from a Lender or Borrower referring to this Agreement, describing the Default or Event of Default and stating that such notice is a "notice of default."

                  Section 7.5 ADMINISTRATIVE AGENT AS A LENDER. With respect to its Commitments, the Pro Rata Share of the Loans funded by it and the Notes issued to it, Hudson United Capital will have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not the Administrative Agent and, unless otherwise expressly indicated, the term "Lender" or "Lenders" will include Hudson United Capital in its individual capacity. Hudson United Capital and its Affiliates may accept deposits from,


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

lend money to, act as trustee under indentures of and generally engage in any kind of business with the PEIX Parties and any of their Affiliates and any Person who may do business with or own securities of the PEIX Parties or any of their Affiliates, all as if Hudson United Capital were not the Administrative Agent and without any duty to account therefor to the Lenders. The Administrative Agent is designated as an administrative agent for the Lenders and each of the Lenders and Borrower may rely on authorizations and directions by the Administrative Agent as if given by each Lender.

                  Section 7.6 CREDIT DECISIONS. Each Lender acknowledges that neither the Administrative Agent nor any of its Affiliates has made any representation or warranty with respect to the PEIX Parties, any of their Affiliates, the Project or any other matter, and agrees that no review or other action by the Administrative Agent or any of its Affiliates will be deemed to constitute any such representation or warranty. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on the financial statements referred to in Section 4.1(j) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents to which it is party. Each Lender also acknowledges and agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents. The Administrative Agent will have no obligation to provide to any Lender any information or document concerning or relating to the Project, the PEIX Parties, the other Project Parties or any Affiliate thereof or any other Person or matter that may come into the Administrative Agent's possession or to obtain any such information or documents; PROVIDED, that the Administrative Agent will deliver to the Lenders all notices, information and documents actually received by the Administrative Agent from the PEIX Parties, the other Project Parties or any Affiliate thereof pursuant to the Loan Documents for distribution to the Lenders.

                  Section 7.7 INDEMNIFICATION. The Lenders agree to indemnify the Administrative Agent, its agents and its respective Affiliates (to the extent not reimbursed by Borrower), ratably according to the respective principal amounts of the Notes then held by each of the Lenders, from and against any and all Claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent, its agents or its respective Affiliates by any Person (including any Lender) in any way relating to or arising out of:

                           (a) the Project;

                           (b) any Document;

                           (c) any action taken or omitted by the Administrative Agent or any Lender;

                           (d) any claim for brokerage fees or commissions in connection with any transaction contemplated by the Documents;


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

                           (e) any Claim based on any misstatement or inaccuracy in or omission from any disclosure provided by the PEIX Parties, the other Project Parties or any Affiliate thereof or their representatives in connection with the syndication of the Loans;

                           (f) the actual or alleged presence, release or discharge of any Hazardous Substance on, from or under the Project or the existence, use, generation, manufacture, handling, processing, discharge, emission, storage, release, transportation, removal, disposal or clean-up thereof of any Hazardous Substance on or at the Project or by Borrower, any Project Party or any Affiliate thereof; or

                           (g) any Environmental Claim asserted against or relating to the Project, Borrower, any Project Party or any Affiliate thereof or any actual or alleged violation of any Environmental Law by any of such Persons; PROVIDED, that no Lender will be liable to any Person for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Person's gross negligence or willful misconduct as finally determined by a Government Instrumentality.

                  Without limiting the generality of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for such Lender's ratable share of any cost, expense or Tax described in Section 8.11 incurred by or imposed on the Administrative Agent for which the Administrative Agent does not receive reimbursement from Borrower. Payment by an indemnified party will not be a condition precedent to the obligations of the Lenders under this indemnity. This Section 7.7 will survive the Construction Loan Closing Date, the making and repayment of the Loans and any transfer or assignment of the Notes.

                  Section 7.8 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign at any time by giving at least sixty (60) days' prior written notice thereof to the Lenders and Borrower and may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders will have the right to appoint a successor Administrative Agent, which shall also be acceptable to Borrower in its reasonable discretion. If within thirty (30) days after the resignation or removal of the retiring Administrative Agent no successor Administrative Agent accepts appointment by the Majority Lenders, the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which will be a commercial bank organized under the Laws of the United States or of any State thereof and will have a combined capital and surplus of at least two hundred fifty million Dollars ($250,000,000). Upon the acceptance of its appointment as Administrative Agent, the successor Administrative Agent will thereupon succeed to and be vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent will be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent's resignation or removal, the provisions of this Article VII will inure to its benefit as to any action taken or omitted to be taken by it while it was Administrative Agent.


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                                  ARTICLE VIII
                               GENERAL PROVISIONS
                               ------------------

                  Section 8.1 COUNTERPARTS. Each of the Loan Documents may be executed in any number of counterparts and by the different parties thereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same instrument.

                  Section 8.2 INTEGRATION. The Loan Documents contain the complete agreement among the PEIX Parties, the Lenders and the Administrative Agent with respect to the matters contained therein and supersede all prior commitments, agreements and understandings, whether written or oral, with respect to the matters contained therein.

                  Section 8.3 SEVERABILITY. Any provision of any Loan Document that is invalid or prohibited in any jurisdiction will, as to such jurisdiction, be ineffective and severable from the rest of such Loan Document to the extent of such invalidity or prohibition, without impairing or affecting in any way the validity of any other provision of such Loan Document or of any other Loan Document, or of such provision in other jurisdictions. The parties agree to replace any provision that is ineffective by operation of this Section 8.3 with an effective provision which as closely as possible corresponds to the spirit and purpose of such ineffective provision and the affected Loan Document as a whole.

                  Section 8.4 FURTHER ASSURANCES. At any time and from time to time upon the request of the Administrative Agent, Borrower will execute and deliver such further documents and instruments and do such other acts as the Administrative Agent may reasonably request in accordance with the Loan Documents in order to effect fully the purposes of the Loan Documents, to create, perfect, maintain and preserve First-Priority Liens on the Collateral in favor of the Administrative Agent and to provide for the payment of the Loans and the other obligations of Borrower and Borrower Member in accordance with the terms of the Loan Documents.

                  Section 8.5 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of any Loan Document, or consent to any departure by Borrower therefrom, will be effective unless it is in writing and signed by the Administrative Agent with the consent of the Majority Lenders; PROVIDED, that no such amendment, waiver or consent that could reasonably be expected to affect the principal amount, amortization or maturity of, the interest rate applicable to, or the collateral securing, the Loans will be effective without the consent of all of the Lenders. A waiver or consent granted pursuant to this Section 8.5 will be effective only in the specific instance and for the specific purpose for which it is given.

                  Section 8.6 NO WAIVER; REMEDIES CUMULATIVE. The waiver of any right, breach or default under any Loan Document by the Administrative Agent must be made specifically and in writing. No failure on the part of the Administrative Agent or any Lender to exercise, and no forbearance or delay in exercising, any right under any Loan Document will operate as a waiver thereof, no single or partial exercise of any right under any Loan Document will preclude


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

any other or further exercise thereof or the exercise of any other right, and no waiver of any breach of or default under any provision of any Loan Document will constitute or be construed as a waiver of any subsequent breach of or default under that or any other provision of any Loan Document. No notice to or demand upon Borrower will entitle Borrower to any further, subsequent or other notice or demand in similar or any other circumstances. Each of the rights and remedies of the Administrative Agent and the Lenders under the Loan Documents is cumulative and not exclusive of any other right or remedy provided or existing by agreement or under Law.

                  Section 8.7 SUCCESSORS AND ASSIGNS.

                  (a) Each Loan Document will be binding upon and inure to the benefit of the parties thereto and all future holders of Notes and their respective successors and permitted assigns.

                  (b) Borrower has no right to assign its rights or interests, or delegate its duties or obligations, under any Loan Document without the prior written consent of the Administrative Agent.

                  (c) The Lenders may not syndicate or transfer all or any part of their respective Commitments or Loans to other financial institutions without the prior written consent of the Administrative Agent and Borrower; PROVIDED, that if the proposed transferee is a financial institution has a reasonable amount of experience as a lender in project-finance transactions or as a lender to ethanol production facilities, then Borrower's consent to such transfer will not be required. In addition, no Person that is not an original signatory to this Agreement will become a Lender unless such Person does not have any then-existing borrower-lender or other current, significant financial relationship with the PEIX Parties, any other Project Party or any Affiliate of the PEIX Parties or any other Project Party, or with any other Lender. In connection with each such transfer, the transferring Lender and its transferee will execute and deliver a supplement to this Agreement in the form of Exhibit 8.7(c). Upon delivery of such supplement to the Administrative Agent, the transferee will become a "Lender" under the Loan Documents with all of the attendant rights, benefits and obligations, the respective Pro Rata Shares of the transferring Lender and its transferee will be appropriately adjusted, and Borrower will execute and deliver to the transferring Lender and its transferee replacement Notes reflecting their respective Loans. The Note or Notes being replaced will be canceled and returned to Borrower. Each replacement Note will have endorsed thereon the disbursements, payments and amount outstanding thereunder. After any such transfer, the transferring Lender will have no obligation with respect to the portion of its Commitments transferred. The Administrative Agent shall maintain at its address referred to in its signature block a copy of each Commitment Transfer Supplement delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the


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owner of the Loans and any Notes evidencing such Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by Borrower or any Lender (with respect to any entry relating to such Lender's Loans) at any reasonable time and from time to time upon reasonable prior notice. An assignee shall not be entitled to receive any greater payment under
Section 2.10 than the assigning Lender would have been entitled to receive with respect to the Loan or portion of the Loan assigned to such assignee, unless the grant to such assignee is made with Borrower's prior written consent or unless at the time of such assignment both the assigning Lender and the assignee Lender would have been entitled to the same payment under Section 2.10 under the circumstances that later give rise to the assignee Lender's claim for payment under Section 2.10, and subject to compliance by such assignee with Section 2.10(a).

                  (d) The holder of any Note or Commitment will have the right to grant participations in such Note or Commitment to any Person on such terms and conditions as are determined by such holder in its sole and absolute discretion; PROVIDED, that no such grant of participations will release any Lender from its obligations hereunder or create any additional obligation on Borrower. A participant shall not be entitled to receive any greater payment under Section 2.10 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, unless the sale of the participation to such participant is made with Borrower's prior written consent or unless at the time of such assignment both the assigning Lender and the assignee Lender would have been entitled to the same payment under Section 2.10 under the circumstances that later give rise to the assignee Lender's claim for payment under Section 2.10, and subject to compliance by such assignee with Section 2.10(a).

                  (e) The Lenders have the right to assign and pledge all or any portion of the obligations owing to them under the Loan Documents to any Federal Reserve Bank or to the United States Department of the Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by the Federal Reserve System; PROVIDED, that no such collateral assignment will release any Lender from its obligations hereunder.

                  (f) Each Lender represents and warrants to the Administrative Agent and each other party to this Loan Agreement that in making Loans hereunder such Lender will be acquiring the Notes issued to it for the purpose of investment and not with the view to, or for sale in connection with, any distribution in violation of the Securities Act of 1933, as amended.

                  Section 8.8 NO AGENCY. None of the PEIX Parties is the agent or representative of the Administrative Agent or any Lender or is authorized to act on behalf of or bind the Administrative Agent or any Lender in any way.

                  Section 8.9 NO THIRD-PARTY BENEFICIARIES. Except as otherwise expressly stated therein, each Loan Document is intended to be solely for the benefit of the parties thereto and their respective successors and permitted assigns and is not intended to and does not confer any right or benefit on any third party.


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                  Section 8.10 NON-RECOURSE. The Loans are the obligations
solely of Borrower, and the Administrative Agent and the Lenders will have access only to the Collateral for repayment. The Obligations of the PEIX Parties other than Borrower are limited to those specifically stated in the Security Documents to which such PEIX Parties are parties and no PEIX Party other than Borrower has any direct obligation with respect to the payment of the Loans.

                  Section 8.11 COSTS AND EXPENSES. Borrower agrees to pay to the Administrative Agent and the Lenders on demand all reasonable, documented costs, and expenses incurred or arising in connection with the preparation, documentation, negotiation, execution, delivery, funding, administration or enforcement of the Loan Documents or the transactions contemplated thereby or effected pursuant thereto; PROVIDED, that Borrower will have no liability to pay the costs and expenses of the Lenders (in such capacity) arising after the Construction Loan Closing Date unless there shall occur and be continuing an Event of Default. Such costs and expenses will include (a) all reasonable fees of, and expenses incurred by, the Engineer, Lenders' Counsel, the Process Agent, the Title Insurer, the Insurance Consultant, the Environmental Consultant and all other advisers and consultants engaged by the Administrative Agent pursuant to the Loan Documents, (b) all Transfer Taxes, charges and similar levies, filing and recordation fees and expenses payable in order to create, attach, perfect, continue and enforce the Liens of the Security Documents, and the cost of the Title Policies and all endorsements thereto, (c) all fees, costs, expenses, Taxes and insurance premiums incurred in connection the protection, maintenance, preservation, collection, liquidation or sale of, or foreclosure or realization upon, any Collateral, and (d) all reasonable attorneys' fees and expenses and other costs incurred in connection with (i) complying with any subpoena or similar legal process relating in any way to the Project, any Document, any PEIX Party or any other Project Party, (ii) determining the rights and responsibilities of the Administrative Agent or the Lenders under the Loan Documents when questioned or otherwise requiring clarification as a result of any action or inaction by any PEIX Party or any other Project Party, (iii) any enforcement, amendment or restructuring of, or waiver or consent requested by any PEIX Party or any other Project Party under, any Loan Document, (iv) foreclosure or realization upon any Collateral or (v) any bankruptcy, insolvency, receivership, reorganization, liquidation or similar proceeding or any appellate proceeding involving the Project, any PEIX Party or any other Project Party. Borrower agrees to make the payments required under this Section
8.11 regardless of whether a Construction Loan Funding Date or the Term Loan Conversion Date occurs and hereby indemnifies the Administrative Agent and the Lenders for all liabilities resulting from any failure or delay in making any payment required under this Section 8.11. Borrower's obligations under this
Section 8.11 constitute Obligations secured by the Security Document Liens. The Administrative Agent will provide to Borrower copies of all invoices, receipts and other documentation relating to any amount payable pursuant to this Section
8.11 reasonably requested by Borrower.


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                  Section 8.12 INDEMNITY. Borrower hereby indemnifies the
Administrative Agent, the Lenders and their Affiliates from and against any and all Claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against any one or more of them by any Person in any way relating to or arising out of (a) the Project or the Grain Facilities, (b) any Document, (c) any action taken or omitted by any of them pursuant to any Loan Document, (d) any claim for brokerage fees or commissions in connection with any transaction contemplated by the Documents, (e) any claim based on any misstatement or inaccuracy in or omission from any disclosure provided by Borrower or its representatives in connection with the Loans, (f) the actual or alleged presence, release or discharge of any Hazardous Substance on, from or under the Project or the Grain Facilities or the existence, use, generation, manufacture, handling, processing, discharge, emission, storage, release, transportation, removal, disposal or clean-up thereof of any Hazardous Substance on or at the Project or the Grain Facilities or by Borrower, any Project Party (in connection with such Project Party's obligations under the Project Documents) or any of their Affiliates or
(g) any Environmental Claim asserted against or relating to the Project, the Grain Facilities, Borrower, any Project Party (in connection with such Project Party's obligations under the Project Documents) or any of their Affiliates or any actual or alleged violation of any Environmental Law by any of such Persons; PROVIDED, that Borrower will not be liable to any Person for any portion of such Claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Person's gross negligence or willful misconduct as finally determined by a Government Instrumentality of competent jurisdiction or occurring subsequent to foreclosure on the Collateral in full satisfaction of the Obligations or delivery by Borrower of a deed in lieu of foreclosure with respect to the Collateral in full satisfaction of the Obligations. Payment by an indemnified party will not be a condition precedent to the obligations of Borrower under this indemnity. This
Section 8.12 will survive the Construction Loan Closing Date, the making and repayment of the Loans and any transfer or assignment of any Note but will expire three (3) years after the payment in full of the Loans and all other amounts due and payable under the Loan Documents.

                  Section 8.13 RIGHT OF SET-OFF. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent and each Lender are hereby authorized at any time and from time to time, without notice to Borrower (any such notice being expressly waived by Borrower), to set off and apply any and all deposits (general or special, time or demand) at any time held and other indebtedness at any time owing by the Administrative Agent or such Lender (at any of its offices, branches or agencies, wherever located) to or for the credit or the account of Borrower against any and all of the Obligations, irrespective of whether or not the Administrative Agent or such Lender has made any demand under any Note or any other Loan Document, and although such obligations may be continuing or unmatured. The Administrative Agent and the Lenders agree to notify Borrower promptly after any such set-off and application; PROVIDED, that the failure to give such notice will not affect the validity of such set-off and application. The rights of the Administrative Agent and the Lenders under this Section 8.13 are in addition to all other rights and remedies (including other rights of set-off) the Administrative Agent and the Lenders may have.

                  Section 8.14 SHARING OF PAYMENTS. Each Lender agrees that if as of any date it obtains any payment (whether by voluntary payment, realization upon security, exercise of the right of set-off or banker's lien, counterclaim or cross action or otherwise) on account of the Loans made by it in excess of its Pro Rata Share of all payments on account of the Loans obtained by the Lenders, it will purchase for cash without recourse or warranty from the other Lenders interests in their Notes in such amounts as will result in a proportional participation by all of the Lenders in such excess payment. If any of such excess payment is subsequently recovered from such purchasing Lender, any purchases of interests in Notes will be rescinded and the purchase prices restored to the extent of such recovery, in each case without interest. Borrower agrees that any Lender purchasing an interest in a Note pursuant to this Section
8.14 may exercise its rights of payment (including the right of set-off) with respect to such interest as fully as if such Lender were the direct creditor of Borrower in the amount of such interest. This Section 8.14 is for the sole benefit of the Lenders and does not confer any right upon Borrower.

                  Section 8.15 GOVERNING LAW. EACH LOAN DOCUMENT, EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE THEREIN, WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF (OTHER THAN SECTION 5.1401 OF THE GENERAL OBLIGATIONS LAW AND ANY SUCCESSOR STATUTE THERETO).

                  Section 8.16 WAIVER OF PRESENTMENT, DEMAND, PROTEST AND NOTICE. Except as specifically stated herein or therein, Borrower irrevocably waives presentment, demand, protest and notice of any kind in connection with any Loan Document or any Collateral.

                  Section 8.17 WAIVER OF JURY TRIAL. BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, AS AMONG THEM, WAIVE ANY RIGHTS THEY MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED ON OR ARISING FROM ANY LOAN DOCUMENT, ANY TRANSACTION CONTEMPLATED THEREBY OR EFFECTED PURSUANT THERETO, ANY DEALINGS OR COURSE OF DEALING AMONG THEM RELATING IN ANY WAY TO THE SUBJECT MATTER OF THE LOAN DOCUMENTS OR ANY STATEMENTS OR ACTIONS OF ANY OF THEM OR THEIR AFFILIATES. Each of the parties acknowledges and agrees that this waiver is a material inducement to enter into the business relationship contemplated by the Loan Documents and that each has relied on this waiver in entering into the Loan Documents to which it is a party and will continue to rely on this waiver in its future dealings with the other parties. The scope of this waiver is intended to be all-encompassing, and this waiver will apply to all Claims, of any nature whatsoever, whether deriving from contract, arising by Law, based on tort or otherwise. BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HAVE MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY, AND THIS WAIVER WILL BE

IRREVOCABLE. THIS WAIVER WILL ALSO APPLY TO ALL AMENDMENTS, SUPPLEMENTS, RESTATEMENTS, EXTENSIONS AND MODIFICATIONS OF ANY LOAN DOCUMENT AS WELL AS TO ANY LOAN DOCUMENT ENTERED INTO AFTER THE DATE OF THIS AGREEMENT. In the event of litigation, the relevant portions of this Agreement may be filed as a written consent to a trial by the court.

                  Section 8.18 CONSENT TO JURISDICTION. Each of Borrower, the Administrative Agent and the Lenders hereby irrevocably submits to the jurisdiction of any New York state or United States federal court sitting in the Borough of Manhattan over any action or proceeding arising out of or relating to any Claim, and hereby irrevocably agrees that all Claims in respect of such action or proceeding may be heard and determined in such New York state or United States federal court. Each of Borrower, the Administrative Agent and the Lenders irrevocably waives any objection that it may now or hereafter have to the laying of venue in such forums and agrees not to plead or claim that any such action or proceeding brought in any such New York state or United States federal court has been brought in an inconvenient forum. Borrower hereby irrevocably appoints the Process Agent as its agent to receive on behalf of Borrower and its property service of copies of the summons and complaint and any other process that may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to Borrower at the address of the Process Agent and Borrower hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. In addition and as an alternative method of service, Borrower also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Borrower at its address set forth on the signature pages to this Agreement. Borrower agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Section 8.18 will affect the right of the Administrative Agent or the Lenders to serve legal process in any other manner permitted by Law or affect the right of the Administrative Agent or the Lenders to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction. If for any reason the Process Agent ceases to be available to act as Process Agent, Borrower agrees immediately to appoint a replacement Process Agent satisfactory to the Administrative Agent.

                  Section 8.19 CONFIDENTIALITY. Borrower, the Administrative Agent and the Lenders agree to keep confidential the Documents and each document and all non-public information delivered to them by another party to this Agreement. Notwithstanding the foregoing, each party will be permitted to disclose confidential documents and information (a) to another party to this Agreement, (b) to its Affiliates, advisers and consultants, (c) to prospective participants or prospective purchasers or transferees of interests in Notes and their respective affiliates, advisers and consultants, (d) to any Government Instrumentality having jurisdiction over such party, (e) in response to any subpoena or other legal process or to comply with Law, (f) to the extent reasonably required in connection with any litigation to which such party is a party, (g) to the extent reasonably required in connection with the exercise of its rights or remedies under any Loan Document or (h) to the extent such documents or information already have been publicly disclosed by another Person. Each prospective participant, purchaser and transferee and each adviser and consultant to which confidential documents or information is disclosed will be required to execute a confidentiality agreement containing the provisions of this Section 8.19.

                  Section 8.20 NOTICES. All notices, consents, certificates, waivers, documents and other communications required or permitted to be delivered to any party under the terms of any Loan Document (a) must be in writing, (b) must be personally delivered, transmitted by a recognized courier service or transmitted by facsimile, and (c) must be directed to such party at its address or facsimile number set forth on the signature pages to this Agreement. All notices will be deemed to have been duly given and received on the date of delivery if delivered personally, three (3) days after delivery to the courier if transmitted by courier, or the date of transmission with confirmation if transmitted by facsimile, whichever occurs first; PROVIDED, that notices to the Administrative Agent will not be effective until actually received by the Administrative Agent. Any party may change its address or facsimile number for purposes hereof by notice to all other parties.

                  Section 8.21 LEGAL REPRESENTATION OF THE PARTIES. This Agreement and the other Loan Documents were negotiated by the parties with the benefits of legal representation and any rule of construction or interpretation otherwise requiring this Agreement or any Loan Document to be construed or interpreted against any party will not apply to any construction or interpretation hereof or thereof.

                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Construction and Term Loan Agreement to be signed on the date first above written.


                            PACIFIC ETHANOL MADERA LLC


                            By /S/ RYAN TURNER
                               ------------------------------------------------
                               Name:
                               Title:


                            Address:   31470 Avenue 12
                                       Madera, California 93637
                            Facsimile No.: (559) 435-1478



                            With a copy to:


                            Address:   885 Third Avenue
                                       New York, New York 10022
                                       Facsimile No.: (212) 751-4864
                            Attention: Jeffrey B. Greenberg, Esq.


                            HUDSON UNITED CAPITAL, A DIVISION OF
                            TD BANKNORTH, N.A., as the Administrative Agent


                            By /S/ JEROME P. PETERS, JR.
                               ------------------------------------------------
                               Name:  Jerome P. Peters, Jr.
                               Title: Senior Vice President


                            Address:  101 Post Road East
                                      Westport, Connecticut 06880
                            Facsimile No.: (203) 291-6652

                            CONSTRUCTION LENDER:


                            HUDSON UNITED CAPITAL, A DIVISION OF
                            TD BANKNORTH, N.A., as a Construction Lender


                            By /S/ JEROME P. PETERS, JR.
                               ------------------------------------------------
                               Name:   Jerome P. Peters, Jr.
                               Title:  Senior Vice President


                            Address:   101 Post Road East
                                       Westport, Connecticut 06880
                            Facsimile No.: (203) 291-6652


                            Pro Rata Share of Aggregate
                            Construction Loan Commitment:  65%

                            CONSTRUCTION LENDER:


                            COMERICA BANK,
                            as a Construction Lender


                            By /S/ ROBERT J. HARLAN
                               ------------------------------------------------
                               Name:   Robert J. Harlan
                               Title:  Vice President


                            Address:   MC 4330
                                       5200 N. Palm Ave., Suite 320
                                       Fresno, California 93704

                            Facsimile No.: (559) 244-3909


                            Pro Rata Share of Aggregate
                            Construction Loan Commitment:  35%

                            TERM LENDER:


                            HUDSON UNITED CAPITAL, A DIVISION OF
                            TD BANKNORTH, N.A., as a Term Lender


                            By /S/ JEROME P. PETERS, JR.
                               ------------------------------------------------
                               Name:     Jerome P. Peters, Jr.
                               Title:    Senior Vice President


                            Address:     101 Post Road East
                                         Westport, Connecticut 06880
                            Facsimile No.:  (203) 291-6652


                            Pro Rata Share of Aggregate
                            Term Loan Commitment:  65%

                            TERM LENDER:


                            COMERICA BANK,
                            as a Term Lender


                            By /S/ ROBERT J. HARLAN
                               ------------------------------------------------
                               Name:    Robert J. Harlan
                               Title:   Vice President


                            Address:    MC 4330
                                        5200 N. Palm Ave., Suite 320
                                        Fresno, California 93704
                            Facsimile No.:  (559) 244-3909


                            Pro Rata Share of Aggregate
                            Term Loan Commitment:  35%

                                                          Schedule 3.1(a)(ix) to
                                            Construction and Term Loan Agreement
                                            ------------------------------------


        Project Documents in Effect On the Construction Loan Closing Date
        -----------------------------------------------------------------


Amended and Restated Corn Procurement Agreement, dated March 30, 2006, between Borrower and Pacific Ag. Products, LLC, a California limited liability company ("PAP").

Amended and Restated Ethanol Marketing Agreement, dated March 16, 2006, between Kinergy Marketing LLC, an Oregon limited liability company, and Borrower.

Amended and Restated Operation and Maintenance Services Agreement, dated March 16, 2006, between Pacific Ethanol California, Inc., a California corporation ("PECA"), and Borrower.

Amended and Restated Phase I Design-Build Contract, dated November 2, 2005, between Borrower and W.M. Lyles Co., a California corporation ("LYLES").

Assignment and Assumption Agreement, dated November 4, 2005, between PECA and Borrower.

1st Amendment to the Assignment and Assumption Agreement, dated November 11, 2005, between PECA and Borrower.

2nd Amendment to the Assignment and Assumption Agreement, dated November 11, 2005, between PECA and Borrower.

Construction Performance and Completion Bond, dated November 4, 2005, issued by Travelers Casualty and Surety Company of America, with Dual-Obligee Rider, dated February 24, 2006, issued by Travelers Casualty and Surety Company.

Grain Mill Operation and Maintenance Agreement, dated March 30, 2006, between Borrower and PAP.

License of Technology, dated September 1, 2005, between Delta-T Corporation, a Virginia corporation, and Borrower.

Phase II Design-Build Contract, dated November, 2, 2005, between Borrower and Lyles, and change orders 1.0 through 7.0 pursuant thereto.

WDG Marketing and Services Agreement, dated March 4, 2005, between Western Milling LLC, a California limited liability company, and Borrower, as assignee of PECA.

                                                              Schedule 5.2(c) to
                                            Construction and Term Loan Agreement
                                            ------------------------------------


                            Additional Project Costs
                            ------------------------

The following items are recognized construction costs that are not included in the scope of work of the EPC Contract, as modified by change orders 1-7. Expenditures in these areas up to the amounts listed below, whether as separate contracts with third parties or as change orders to the EPC Contract do not require the approval of the Administrative Agent or Independent Engineer.

------------------------------------- -----------------

Technology License                              500,000
------------------------------------- -----------------
Substation/Switchgear
                                                110,000
------------------------------------- -----------------

Cold Lime Softener Water Treatment            1,149,398
------------------------------------- -----------------

New Well                                         84,786
------------------------------------- -----------------

Regenerative Thermal Oxidizer                   530,000
------------------------------------- -----------------

Permits                                          39,251
------------------------------------- -----------------

Prof Liability Insurance                         40,000
------------------------------------- -----------------

PGE Fees/Pole Relocation/Gas Line               511,755
------------------------------------- -----------------

Telephone Service Relocation                     20,000
------------------------------------- -----------------

Lab Equipment & Supplies                        150,000
------------------------------------- -----------------

Office Furniture                                 20,000
------------------------------------- -----------------

Entrance Sign                                    20,000
------------------------------------- -----------------

Grain R/S/H (GR) / WDG H/L (DG)               1,285,000
------------------------------------- -----------------

SUBTOTAL                                      4,460,191
------------------------------------- -----------------

                                                                  Exhibit 2.2 to
                                            Construction and Term Loan Agreement
                                            ------------------------------------


                           Form of Notice of Borrowing
                           ---------------------------



TO:               Hudson United Capital, A Division of TD Banknorth, N.A.
FROM:             Pacific Ethanol Madera LLC
RE:               Notice of Borrowing
DATE:             ________________________


                  Reference is made to the Construction and Term Loan Agreement, dated April __, 2006 (as amended, modified or supplemented from time to time, the "LOAN AGREEMENT"), among Pacific Ethanol Madera LLC ("BORROWER"), the lenders named on the signature pages thereto, and Hudson United Capital, a Division of TD Banknorth, N.A., as administrative agent (the "ADMINISTRATIVE AGENT"). Capitalized terms used in this Notice of Borrowing and not otherwise defined herein have the meanings assigned to them in the Loan Agreement.

                  This Notice of Borrowing is given pursuant to Section 2.2 of the Loan Agreement, and in connection therewith, set forth below is the information relating to the proposed [Construction/Term] Loans as required by
Section 2.2.

                  1. The proposed Funding Date is: ________________.

                  2. The aggregate amount of the [Construction/Term] Loans is:
$______________.

                  Borrower hereby certifies as follows:

                  1. (i) There exists no Default or Event of Default, (ii) all representations and warranties made to the Administrative Agent contained in the Loan Agreement or any other Loan Document or in any writing delivered to the Administrative Agent by Borrower pursuant to the Loan Agreement or other Loan Document are true and correct in all material respects with the same force and effect as if made on and as of the date hereof (except to the extent such statements, representations and warranties made in any such Loan Document or writing executed prior to the date hereof related to a specific prior date), and
(iii) no material Loss has occurred.

                  2. All conditions precedent to the making of the [Construction/Term] Loans have been satisfied in full or waived in writing by the Administrative Agent or waived in writing by the Administrative Agent and all amounts received in connection with the Loans made in connection with this Notice of Borrowing will be used in accordance with Section 2.7 of the Loan Agreement.

                  [3. All amounts borrowed pursuant to previous Notice(s) of Borrowing have been applied in accordance therewith and with Section 2.7 of the Loan Agreement.]

                  [4. Borrower has no reason to believe that (i) the aggregate amount of the Construction Loans, when taken together with all other funds available to construct the Project, is insufficient to complete the Project on or prior to the Construction Loan Commitment Termination Date or (ii) the Closing Pro Forma is no longer reasonable in all material respects or the conclusions demonstrated therein are no longer valid in all material respects. Construction of the Project is progressing in a satisfactory manner in accordance with the Construction Budget and the Construction and Draw Schedule, subject to any Permitted Construction Delay.]

                  5. Borrower has no knowledge of, and has not received any notice of, Liens or claims of Lien (other than Permitted Liens) filed or threatened against the Project or any Collateral.

                  6. Borrower is not aware of any event, circumstance or condition, or lack thereof, which could reasonably be expected to cause an Event of Default.

                                              PACIFIC ETHANOL MADERA LLC


                                              By________________________________
                                                   Name:
                                                   Title:

                                                               Exhibit 2.4(a) to
                                            Construction and Term Loan Agreement
                                            ------------------------------------


                         Form of Construction Loan Note
                         ------------------------------



                           PACIFIC ETHANOL MADERA LLC


                  Senior Construction Loan Note Due [______________]

No. __

Amount:  US$___________                                    Date:  ______________

                  FOR VALUE RECEIVED, PACIFIC ETHANOL MADERA LLC, a Delaware limited liability company ("PAYOR"), hereby unconditionally promises to pay to the order of ________________________ (herein called "NOTE HOLDER"), or its permitted assigns, the principal sum of _________ _______ ($____________), or so much thereof as may be advanced pursuant to the Loan Agreement (as defined below), on the Construction Loan Maturity Date, or such earlier date as the same may become due and payable hereunder or under the Loan Agreement, payable as set forth below and in the Loan Agreement.

                  All payments under this Construction Loan Note will be payable without setoff, counterclaim or deduction of any kind in lawful money of the United States of America and in immediately available funds not later than 1:00 p.m., New York City time, on the date when due to Note Holder.

                  This Construction Loan Note is one of the Construction Loan Notes referred to in and issued subject to the Construction and Term Loan Agreement, dated April __, 2006 (as amended, modified or supplemented from time to time, the "LOAN AGREEMENT"), among Payor and Note Holder, as a Construction Lender, and the other parties thereto. Except as otherwise defined herein, each capitalized term used herein has the meaning set forth for such term in the Loan Agreement.

                  On each Construction Loan Funding Date and on each other day on which Note Holder makes a Construction Loan to Payor in accordance with the Loan Agreement, Note Holder is hereby authorized to make a notation on Schedule I hereto as to the date and the amount of each Construction Loan evidenced by this Construction Loan Note. Failure to make any such notation will not limit or otherwise affect the obligations of Payor hereunder or under the Loan Agreement. Payor agrees that this Construction Loan Note, upon each entry being duly made and absent manifest error, constitutes PRIMA FACIE evidence of the indebtedness of Payor and is enforceable against Payor with the same force and effect as if such amounts were set forth in separate Construction Loan Notes executed by Payor.

                  This Construction Loan Note is subject to mandatory prepayment in whole or in part and optional prepayment (in connection with a refinancing of the Construction Loans by Term Loans) in whole or in part as provided in the Loan Agreement.

                  Payor will pay interest on the unpaid principal amount hereof at the applicable interest rate per annum as determined pursuant to Section 2.3 of the Loan Agreement. Interest will be computed on the actual number of days elapsed over a 360-day year. Interest will be payable (i) in accordance with
Section 2.3 of the Loan Agreement and (ii) concurrently with any prepayment, at maturity (by acceleration or otherwise) and, after such maturity, on demand. This Construction Loan Note is hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of any indebtedness evidenced hereby or otherwise, will the interest contracted for or charged or received by Note Holder exceed the maximum amount permissible under applicable Law. If, under any circumstance whatsoever, interest would otherwise be payable to Note Holder in excess of the maximum lawful amount, the interest payable to Note Holder will be reduced to the maximum amount permitted under applicable Law, and the amount of interest for any subsequent period to the extent less than that permitted by applicable Law, will to that extent be increased by the amount of such reduction.

                  Payor hereby irrevocably authorizes Note Holder to calculate the amount of each interest payment to be evidenced by this Construction Loan
Note in accordance with the provisions of the Loan Agreement.

                  Upon the occurrence and during the continuance of an Event of Default (other than an Event of Default caused solely by Borrower's failure to comply with Section 5.1(p) of the Loan Agreement), Payor will pay, pursuant to the terms of the Loan Agreement, interest on all amounts outstanding hereunder (whether or not past due) at a rate per annum equal to 2% plus the Construction Loan Interest Rate; otherwise the principal hereof and accrued interest hereon will become, or may be declared to be, forthwith due and payable in the manner, on the conditions and with the effect provided in the Loan Agreement.

                  Payor will pay the costs and expenses, including attorneys' fees, incurred by Note Holder in enforcing any of its rights under the Loan Agreement, this Construction Loan Note, the Security Documents or any other Loan Document or in complying with any subpoena or other legal process served upon Note Holder in connection with the Loan Agreement, the Notes, the Security Documents or any other Loan Document, or the transactions contemplated thereby, including without limitation costs and expenses incurred in any bankruptcy case, in accordance with the provisions of the Loan Agreement.

                  This Construction Loan Note is secured by the Collateral described in the Security Documents and any other agreement which by its terms provides security for this Construction Loan Note. This Construction Loan Note is the obligation solely of Payor and Note Holder will have access only to the Collateral for repayment. This Construction Loan Note will be binding upon Payor and its successors and will inure to the benefit of Note Holder and its successors and permitted assigns.

                  Payor hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Construction Loan Note except as specifically provided in the Loan Agreement.

                  Any provision of this Construction Loan Note which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of such or any other provision in any other jurisdiction.

                  THIS CONSTRUCTION LOAN NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF (OTHER THAN SECTION 5.1401 OF THE GENERAL OBLIGATIONS LAW AND ANY SUCCESSOR STATUTE THERETO). Payor hereby knowingly, voluntarily and intentionally waives any right it may have to a trial by jury in any litigation or claim which is based hereon, or arises out of, under, or in connection with, this Construction Loan Note. Any legal action or proceeding with respect to this Construction Loan Note may be brought in the courts of the State of New York or the United States of America sitting in the Borough of Manhattan, and Payor hereby accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. Further, Payor hereby irrevocably waives any objection, including without limitation any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

                                               PAYOR:

                                               PACIFIC ETHANOL MADERA LLC


                                               By ______________________________
                                                    Name:
                                                    Title:

                                         SCHEDULE I


                  Amount of             Unpaid Aggregate Principal Amount of        Notation
    Date      Construction Loan                 Construction Loans                  Made By
    ----      -----------------                 ------------------                  -------









                                                               Exhibit 2.4(b) to
                                            Construction and Term Loan Agreement
                                            ------------------------------------


                             Form of Term Loan Note
                             ----------------------


                           PACIFIC ETHANOL MADERA LLC



                  Senior Term Loan Note Due _____


No. __

Amount:  US$                                             Date:____________, ____

                  FOR VALUE RECEIVED, PACIFIC ETHANOL MADERA LLC, a Delaware limited liability company ("PAYOR"), hereby unconditionally promises to pay to the order of ______________________ (herein called "NOTE HOLDER"), or its permitted assigns, the principal sum of ________________ Dollars ($____________) on the Term Loan Maturity Date or such earlier date as the same may become due and payable hereunder or under the Loan Agreement (as defined below), payable as set forth below and in the Loan Agreement.

                  All payments under this Term Loan Note will be payable without setoff, counterclaim or deduction of any kind in lawful money of the United States of America and in immediately available funds not later than 1:00 p.m., New York City time, on the date when due to Note Holder.

                  This Term Loan Note is one of the Term Loan Notes referred to in and issued subject to the Construction and Term Loan Agreement, dated April __, 2006 (as amended, modified or supplemented from time to time, the "LOAN AGREEMENT"), among Payor and Note Holder, as a Term Lender, and the other parties thereto. Except as otherwise defined herein, each capitalized term used herein has the meaning set forth for such term in the Loan Agreement.

                  The principal amount of this Term Loan Note will be due and payable in the amounts and on the dates set forth in the Amortization Schedule attached hereto as Schedule I, together with accrued interest hereon from and after the date hereof and continuing to and including the earlier of ________________ and the date on which all Obligations are paid in full. This Term Loan Note is subject to mandatory prepayment in whole or in part and optional prepayment in whole or in part as provided in the Loan Agreement.

                  Payor will pay interest on the unpaid principal amount hereof at the applicable interest rate per annum determined pursuant to Section 2.3 of the Loan Agreement. Interest will be computed on the actual number of days elapsed over a 360-day year. Interest will be payable (i) quarterly in arrears on each March 31, June 30, September 30 and December 31, and (ii) concurrently with any prepayment, at maturity (by acceleration or otherwise) and, after such maturity, on demand. This Term Loan Note is hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of any indebtedness evidenced hereby or otherwise, will the interest contracted for or charged or received by Note Holder exceed the maximum amount permissible under applicable Law. If, under any circumstance whatsoever, interest would otherwise be payable to Note Holder in excess of the maximum lawful amount, the interest payable to Note Holder will be reduced to the maximum amount permitted under applicable Law, and the amount of interest for any subsequent period to the extent less than that permitted by applicable Law will, to that extent, be increased by the amount of such reduction.

                  Payor hereby irrevocably authorizes Note Holder to calculate the amount of each interest payment to be evidenced by this Term Loan Note in accordance with the provisions of the Loan Agreement.

                  Upon the occurrence and during the continuance of an Event of Default (other than an Event of Default caused solely by Borrower's failure to comply with Section 5.1(p) of the Loan Agreement), Payor will pay, pursuant to the terms of the Loan Agreement, interest on all amounts outstanding hereunder (whether or not past due) at a rate per annum equal to 2% plus the Term Loan Interest Rate; otherwise the principal hereof and accrued interest hereon will become, or may be declared to be, forthwith due and payable in the manner, on the conditions and with the effect provided in the Loan Agreement.

                  Payor will pay the costs and expenses, including attorneys' fees, incurred by Note Holder in enforcing any of its rights under the Loan Agreement, this Term Loan Note, the Security Documents or any other Loan Document or in complying with any subpoena or other legal process served upon Note Holder in connection with the Loan Agreement, the Notes, the Security Documents or any other Loan Document, or the transactions contemplated thereby, including without limitation costs and expenses incurred in any bankruptcy case, in accordance with the provisions of the Loan Agreement.

                  This Term Loan Note is secured, on a parity basis with all other Notes, by the Collateral described in the Security Documents and any other agreement which by its terms provides security for this Term Loan Note. This Term Loan Note is the obligation solely of Payor and Note Holder will have access only to the Collateral for repayment. This Term Loan Note will be binding upon Payor and its successors and will inure to the benefit of Note Holder and its successors and permitted assigns.

                  This Term Loan Note evidences indebtedness heretofore evidenced by a Construction Loan Note and is not intended to extinguish the indebtedness evidenced by the Construction Loan Note.

                  Payor hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Term Loan Note, except as specifically provided in the Loan Agreement.

                  Any provision of this Term Loan Note which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of such or any other provision in any other jurisdiction.

                  THIS TERM LOAN NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF (OTHER THAN SECTION 5.1401 OF THE GENERAL OBLIGATIONS LAW AND ANY SUCCESSOR STATUTE THERETO). Payor hereby knowingly, voluntarily and intentionally waives any right it may have to a trial by jury in any litigation or claim which is based hereon, or arises out of, under, or in connection with, this Term Loan Note. Any legal action or proceeding with respect to this Term Loan Note may be brought in the courts of the State of New York or the United States of America sitting in the Borough of Manhattan, and Payor hereby accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. Further, Payor hereby irrevocably waives any objection, including without limitation any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

                                               PAYOR:

                                               PACIFIC ETHANOL MADERA LLC


                                               By ______________________________
                                                    Name:
                                                    Title:

                                   SCHEDULE I

----------------------- -----------------------------------------------------
      PAYMENT DATE             PERCENTAGE OF INITIAL PRINCIPAL AMOUNT
----------------------- -----------------------------------------------------
                                               2.27%
----------------------- -----------------------------------------------------
                                               2.33%
----------------------- -----------------------------------------------------
                                               2.38%
----------------------- -----------------------------------------------------
                                               2.44%
----------------------- -----------------------------------------------------
                                               2.60%
----------------------- -----------------------------------------------------
                                               2.67%
----------------------- -----------------------------------------------------
                                               2.73%
----------------------- -----------------------------------------------------
                                               2.79%
----------------------- -----------------------------------------------------
                                               2.97%
----------------------- -----------------------------------------------------
                                               3.04%
----------------------- -----------------------------------------------------
                                               3.11%
----------------------- -----------------------------------------------------
                                               3.18%
----------------------- -----------------------------------------------------
                                               3.37%
----------------------- -----------------------------------------------------
                                               3.45%
----------------------- -----------------------------------------------------
                                               3.53%
----------------------- -----------------------------------------------------
                                               3.61%
----------------------- -----------------------------------------------------
                                               3.81%
----------------------- -----------------------------------------------------
                                               3.90%
----------------------- -----------------------------------------------------
                                               3.99%
----------------------- -----------------------------------------------------
                                               4.08%
----------------------- -----------------------------------------------------
                                               4.29%
----------------------- -----------------------------------------------------
                                               4.39%
----------------------- -----------------------------------------------------
                                               4.50%
----------------------- -----------------------------------------------------
                                               4.60%
----------------------- -----------------------------------------------------

----------------------- -----------------------------------------------------
                                               4.82%
----------------------- -----------------------------------------------------
                                               4.93%
----------------------- -----------------------------------------------------
                                               5.05%
----------------------- -----------------------------------------------------
                                               5.17%
----------------------- -----------------------------------------------------

                                                               Exhibit 5.1(n) to
                                            Construction and Term Loan Agreement
                                            ------------------------------------


                               Required Insurance
                               ------------------


         1. Commercial general liability insurance for the Project on an occurrence policy form, including coverage for premises/operations, explosion, collapse and underground hazards, products/completed operations, broad form property damage, blanket contractual liability for both oral and written contracts, independent contractors, personal injury, advertising injury, TRIA for Borrower and for operators and contractors, with primary coverage limits of no less than $1,000,000 per occurrence and in the aggregate for injuries or death to one or more persons or damage to property.

         The comprehensive or commercial general liability policy shall also include a severability of interest clause (separation of insureds) and a cross liability clause in the event more than one entity is named as an insured under the liability policy. The policy will not contain any exclusion for the operation of any railroad siding. The policy will include a landlord protective liability clause. The policy territory is to be worldwide, including coverage for products liability.

         2. Automobile liability insurance providing coverage for owned, non-owned and hired automobiles and containing appropriate no-fault insurance provisions or other endorsements in accordance with state legal requirements, with limits of no less than $1,000,000 per accident with respect to bodily injury, property damage or death. The policy is to be endorsed to provide for TRIA coverage to the extent it is available.

         3. Employers' liability insurance with limits of not less than $1,000,000 and workers' compensation insurance providing Other States coverage, USL&H Act coverage and Jones Act coverage, if applicable, disability benefits insurance, and such other forms of insurance that Borrower is required by law to provide to cover loss resulting from injury, sickness, disability or death of its employees. There shall be no "sunset clause" or similar provision.

         4. Umbrella/excess liability insurance providing limits of not less than $20,000,000 per occurrence and in the aggregate. Such coverage shall be written on an occurrence policy form and shall provide coverage limits over and above those provided by the policies described in paragraphs (a), (b) and (c) above (except with respect to workers' compensation insurance). The umbrella and/or excess policies shall not contain provisions that restrict coverage as set forth in paragraphs (a), (b) and (c) above and that are provided in the underlying policies. If the policy or policies provided under this paragraph (d) contain(s) aggregate limits applying to operations of Borrower and such limits are diminished below $10,000,000 by incidents, occurrences, claims, settlements or judgments against such insurance that have caused the carrier to establish a reserve, Borrower shall take commercially reasonable efforts to promptly restore such aggregate limits or provide other equivalent insurance protection for such aggregate limits, and such limits shall be restored within no later than thirty
(30) days. Any aggregate is to apply to this project and location solely.

         5. Environmental Pollution Liability Insurance for sudden pollution events will not be less than $2,000,000 per occurrence and $2,000,000 in the aggregate.

         6. Pollution Liability Insurance for nonsudden pollution events will not be less than $3,000,000 per occurrence and $6,000,000 in the aggregate.

         7. Such policies shall include pollution and contamination coverage for bodily injury and property damage arising from the ownership, operation, transportation, handling, storage, disposal, dumping, processing and treatment of waste and will provide for control, monitoring, remediation and clean up costs due to seepage, pollution, contamination of environmental liabilities of any kind whether on land or water. Time Element Pollution Coverage is also to be provided.

         8. Upon completion, "All Risk" property insurance coverage in an amount not less than the replacement value of the Project, including a full replacement cost endorsement with no deduction for depreciation, and without any coinsurance provision with sub-limits as are typical for insurance for similar exposures. The Property insurance policy will provide, without limitation, (i) coverage against loss or damage by fire, lightning, windstorm, hail, explosion, riot, civil commotion, aircraft, vehicles, smoke, and other risks from time to time included under "all risk" or "extended coverage" policies, earthquake, flood, collapse, sinkhole, subsidence, service interruption, ingress/egress, terrorism
(TRIA) and such other perils as the Administrative Agent, after consultation with Borrower, may from time to time reasonably require to be insured, with a sub-limit of not less than $500,000 for on-site clean-up of land and water from pollutants and/or contaminants following loss or damage by an insured peril,
(ii) off-site coverage with a limit sufficient to cover such off-site equipment,
(iii) transit coverage (including ocean cargo if and when such transit will be required) with a per occurrence limit of not less than $250,000 or such higher amount as is sufficient to cover property in transit, (iv) boiler and machinery coverage on a "comprehensive" basis, including breakdown and repair, with limits not less than the full replacement cost of the insured objects. If boiler and machinery insurance is provided by an insurer other than Borrower's property insurer, then a Joint Loss Agreement is to be obtained on both policies. Borrower shall also maintain or cause to be maintained on its behalf with respect to the Project, business interruption insurance on an "all risk" basis as set forth in clause (i) above, in an amount not less than the sum of 12 month period of indemnification plus debt service (principal and interest) and other fixed costs. Borrower shall also maintain, or cause to be maintained on its behalf, expediting and extra expense coverage in an amount not less than $1,000,000. Borrower shall also maintain, or cause to be maintained on its behalf with respect to the Project, contingent business interruption/extra expense insurance on a named and identified basis in an amount not less than $5,000,000. The policy/policies shall include debris removal in an amount of 25% of the replacement cost value, not to exceed $5,000,000, and building ordinance coverage to pay for loss of undamaged property which may be required to be replaced due to enforcement of local, state, or federal ordinances, subject to a sub-limit of not less than $1,000,000. The policies are also to provide for loss of Rental Value in an amount of not less than the full annual value. All such policies may have deductibles of not greater than $250,000 per loss with respect to property damage, and business interruption coverage shall have a waiting period of not greater than sixty (60) days. All insurance coverage described in this paragraph shall be written on a replacement cost basis, shall not be subject to coinsurance provisions, and shall be in such form (including the form of the loss payable clauses) as shall be reasonably acceptable to the Administrative Agent (which acceptance shall not be unreasonably withheld or delayed).

         9. Earthquake coverage, for a minimum amount equal to 50% of the replacement cost of the Project, shall include coverage for movement, earthquakes, shocks, tremors, landslides, subsidence, volcanic activity, sinkhole coverage, mud-flow or rockfall, or any other earth movement, all whether direct or indirect, approximate or remote or in whole or in part caused by, contributed to or aggravated by any physical damage insured against by such policy regardless of any other cause or event that contributes, concurrently or in sequence, to the loss.

         10. Flood coverage, for a minimum amount equal to 50% of the replacement cost of the project, shall include, but not be limited to, coverage for waves, tide or tidal water, inundation, rainfall and/or resulting runoff or the rising (including the overflowing or breaking of boundaries) of lakes, ponds, reservoirs, rivers, harbors, streams, or other bodies of water, whether or not driven by wind.

         11. "All Risks" coverage for personal property of Borrower, including coverage for raw material and inventory including loss to stored ethanol, DDGS and WDGS and other raw material at replacement cost valuation. In addition, coverage is to be provided for the property of others for which Borrower is responsible for full replacement cost valuation without depreciation.

         12. Such other or additional insurance (as to risks covered, policy amounts, policy provisions or otherwise) as, under prudent ethanol production practices, are from time to time insured against for property and facilities similar in nature, use and location to the Project which the Administrative Agent may reasonably require and which is obtainable at commercially reasonable rates.

         13. Title Insurance in the form approved by the Administrative Agent on the Construction Loan Closing Date.

         14. To the extent not described above, from and after the time that the Project commences Commercial Operation, the insurance described in the schedule entitled "Schedule of Insurance to Satisfy Requirements for Operating Period," attached to the report of the Insurance Consultant dated March 24, 2006, and delivered to the Administrative Agent and Borrower in connection with the Construction Loan Closing Date.

         15. This Exhibit 5.1(n) describes the "Required Insurance" as agreed between the Administrative Agent and Borrower as of the Construction Loan Closing Date. If at any time after the Construction Loan Closing Date any of the insurances described above, or any required element of any insurance described above, is not, in the reasonable opinion of Borrower (as confirmed to the Administrative Agent by the Insurance Consultant), obtainable at commercially reasonable rates, then the Administrative Agent and Borrower will negotiate in good faith and in consultation with the Insurance Consultant to amend or waive the applicable provisions of this Exhibit 5.1(n) (and, therefore, the definition of "Required Insurance") so as to reflect the insurances then-available to Borrower at commercially reasonable rates.

                                                          Exhibit 5.1(k)(iii) to
                                            Construction and Term Loan Agreement
                                            ------------------------------------


                       Form of Monthly Construction Report
                       -----------------------------------


The Monthly Construction Report will include:

                  Detailed description of progress of construction, percent completion of engineering, procurement, construction and start-up tasks, with photos

                  Report of potential problems and resolution of previous issues reported

                  Milestones completed

                  Milestones not completed by deadline

                  Anticipated completion dates for remaining Milestones

                  Permit status (give details)

                  Total funds disbursed, broken down monthly by Construction Budget category (actual and scheduled)

                  Current schedule for performance testing (give details)

                  Current anticipated date of Completion (give details)

                  Number of days of Force Majeure (give details)

                  Detailed description of accidents, other unanticipated events

                                                               Exhibit 8.7(c) to
                                            Construction and Term Loan Agreement
                                            ------------------------------------


                     Form of Commitment Transfer Supplement
                     --------------------------------------

                  This COMMITMENT TRANSFER SUPPLEMENT, dated as of the date set forth in Schedule 1 hereto, is by and among the Transferring Lender and the Purchasing Lender set forth in Schedule 1 hereto.

                                    RECITALS
                                    --------

                  WHEREAS, this Commitment Transfer Supplement is being executed and delivered in accordance with Section 8.7(c) of the Construction and Term Loan Agreement, dated April __, 2006 (as amended, modified or supplemented, the "LOAN AGREEMENT"; terms defined therein being used herein as therein defined), by and among Pacific Ethanol Madera LLC ("BORROWER"), the Transferring Lender, Hudson United Capital, a division of TD Banknorth, N.A., as Administrative Agent, and the other parties thereto; and

                  WHEREAS, the Transferring Lender proposes to sell and assign to the Purchasing Lender its rights, obligations and commitments under the Loan Agreement to the extent provided herein;

                  NOW, THEREFORE, the Transferring Lender and the Purchasing Lender hereby agree as follows:

                  Section 1. The Transferring Lender hereby sells and assigns to the Purchasing Lender, without recourse, representation or warranty of any kind except as set forth in Section 2, and the Purchasing Lender hereby purchases and assumes from the Transferring Lender, that Pro Rata Share of the Transferring Lender's rights and obligations under the Loan Agreement as of the date hereof specified in Part A of Schedule 1.

                  Section 2. The Transferring Lender (i) represents and warrants that as of the date hereof its Pro Rata Shares of the Aggregate Construction Loan Commitment and of the Aggregate Term Loan Commitment are the percentages specified as the Transferring Lender's Construction Loan Commitment Pro Rata Share and Term Loan Commitment Pro Rata Share in Part B-1 of Schedule 1 and the aggregate outstanding principal amounts of the Loans owing to it are the dollar amounts specified as the aggregate outstanding principal amounts of Loans owing to the Transferring Lender in Part C-1 of Schedule 1 hereto; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statement, warranty or representation made in or in connection with the Loan Agreement or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any other party to any Loan Document or the performance or observation by Borrower or such party of any of its obligations under the Loan Agreement, any other Loan

Document, or any other instrument or document furnished pursuant thereto; and
(v) attaches the Notes referred to in Part D of Schedule l and requests that the Administrative Agent exchange such Notes for new Notes payable to the order of the Purchasing Lender and to the order of the Transferring Lender in amounts as specified in Part E of Schedule 1, all pursuant to Section 8.7(c) of the Loan Agreement.

                  Section 3. The Purchasing Lender (i) confirms that it has received a copy of the Loan Agreement, together with such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Transferring Lender or any other Lender and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement and related documents; (iii) appoints and authorizes the Administrative Agent to take such actions as administrative agent on its behalf and to exercise such powers under the Loan Agreement, the Security Documents and related documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that (A) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement, the other Loan Documents and related documents are required to be performed by it as a Lender and (B) it hereby makes the agreements set forth in Article VII of the Loan Agreement; (v) represents and warrants to the Administrative Agent, each other Lender and Borrower that it is acquiring the Notes issued to it for the purpose of investment and not with the view to, or for sale in connection with, any distribution in violation of the Securities Act of 1933, as amended; and (vi) has attached hereto all forms and documents necessary to establish that payments to it under the Loan Documents are exempt from withholding for Taxes and agrees to deliver to Borrower updated and revised copies of such forms and documents as appropriate.

                  Section 4. Following the execution of this Commitment Transfer Supplement by the Transferring Lender and the Purchasing Lender, and upon the making of the payments separately agreed to be paid in connection herewith, this Commitment Transfer Supplement will be delivered to Borrower and to the Administrative Agent for recording by the Administrative Agent. The effective date of this Commitment Transfer Supplement will be the date of acceptance hereof by the Administrative Agent (the "EFFECTIVE DATE"), as set forth in
Schedule 1.

                  Section 5. As of the Effective Date, (i) the Purchasing Lender will be a party to the Loan Agreement and, to the extent provided in this Commitment Transfer Supplement, have the rights and obligations of a Lender thereunder and (ii) the Transferring Lender will, to the extent provided in this Commitment Transfer Supplement, relinquish its rights and be released from its obligations under the Loan Agreement.

                  Section 6. Upon such receipt and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent will make all payments under the Loan Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, fees and other charges with respect thereto) to the Purchasing Lender. The Transferring Lender and Purchasing Lender will make all appropriate adjustments in payments under the Loan Agreement and the Notes for periods prior to the Effective Date directly between themselves.

                  Section 7. THIS COMMITMENT TRANSFER SUPPLEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF (OTHER THAN SECTION
5.1401 OF THE GENERAL OBLIGATIONS LAW AND ANY SUCCESSOR STATUTE THERETO).

                  IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Schedule 1.

                                   SCHEDULE 1


                                       to


                         COMMITMENT TRANSFER SUPPLEMENT

                        Dated ______________ , ________,

                                     between

                ________________________ ("Transferring Lender")

                                       and

                 _________________________ ("Purchasing Lender")

---------------------------------------------------------------------------------------------- --------------
PART A.  PRO RATA SHARE OF TRANSFERRING LENDER'S INTEREST BEING SOLD.
---------------------------------------------------------------------------------------------- --------------
Pro Rata Share of all of Transferring Lender's outstanding rights and obligations under the _____% Loan Agreement transferred to the Purchasing Lender
---------------------------------------------------------------------------------------------- --------------
PART B.  PRO RATA SHARES.
---------------------------------------------------------------------------------------------- --------------
B-1. Prior to transfer:
---------------------------------------------------------------------------------------------- --------------
Transferring Lender's Pro Rata Share of the Aggregate Construction Loan Commitment:            _____%
---------------------------------------------------------------------------------------------- --------------
Transferring Lender's Pro Rata Share of the Aggregate Term Loan Commitment:                    _____%
---------------------------------------------------------------------------------------------- --------------
B-2. Following transfer:
---------------------------------------------------------------------------------------------- --------------
Transferring Lender's Pro Rata Share of the Aggregate Construction Loan Commitment:            _____%
---------------------------------------------------------------------------------------------- --------------
Transferring Lender's Pro Rata Share of the Aggregate Term Loan Commitment:                    _____%
---------------------------------------------------------------------------------------------- --------------
Purchasing Lender's Pro Rata Share of the Aggregate Construction Loan Commitment:              _____%
---------------------------------------------------------------------------------------------- --------------
Purchasing Lender's Pro Rata Share of the Aggregate Term Loan Commitment:                      _____%
---------------------------------------------------------------------------------------------- --------------


                                                      1



---------------------------------------------------------------------------------------------- --------------
PART C.  PRINCIPAL OUTSTANDING.                                                                _____%
---------------------------------------------------------------------------------------------- --------------
C-1. PRIOR TO TRANSFER:
---------------------------------------------------------------------------------------------- --------------
Aggregate Outstanding Principal Amount of Construction Loans owing to the Transferring         _____%
Lender:
---------------------------------------------------------------------------------------------- --------------
                                                      or
---------------------------------------------------------------------------------------------- --------------
Aggregate Outstanding Principal Amount of Term Loans owing to the Transferring Lender:         _____%
---------------------------------------------------------------------------------------------- --------------
C-2.  FOLLOWING TRANSFER:
---------------------------------------------------------------------------------------------- --------------
Aggregate Outstanding Principal Amount of Construction Loans owing to the Transferring         _____%
Lender:
---------------------------------------------------------------------------------------------- --------------
                                                      or
---------------------------------------------------------------------------------------------- --------------
Aggregate Outstanding Principal Amount of Term Loans owing to the Transferring Lender:         _____%
---------------------------------------------------------------------------------------------- --------------
Aggregate Outstanding Principal Amount of Construction Loans owing to the Purchasing Lender:   _____%
---------------------------------------------------------------------------------------------- --------------
                                                      or
---------------------------------------------------------------------------------------------- --------------
Aggregate Outstanding Principal Amount of Term Loans owing to the Purchasing Lender:           _____%
---------------------------------------------------------------------------------------------- --------------

---------------------------------------------------------- --------------------------------------------------
PART D.  DESCRIPTION OF NOTES ATTACHED HERETO.
---------------------------------------------------------- --------------------------------------------------
Construction Loan Note payable to the order of the         Dated:  _______________, _____
Transferring Lender:                                       Principal amount:  ______________
-------------------------------------------------------------------------------------------------------------
                                                      or
-------------------------------------------------------------------------------------------------------------
Term Loan Note payable to the order of the Transferring    Dated:  _______________, _____
Lender:                                                    Principal amount:  ______________
---------------------------------------------------------- --------------------------------------------------


                                                      2



---------------------------------------------------------- --------------------------------------------------
PART E.  DESCRIPTION OF NOTES REQUESTED.
---------------------------------------------------------- --------------------------------------------------
Construction Loan Note payable to the order of the         Dated:  _______________, _____
Transferring Lender:                                       Principal amount:  ______________
---------------------------------------------------------- --------------------------------------------------
                                                     Or
-------------------------------------------------------------------------------------------------------------
Term Loan Note payable to the order of the Transferring    Dated:  _______________, _____
Lender:                                                    Principal amount:  ______________
---------------------------------------------------------- --------------------------------------------------
Construction Loan Note payable to the order of the         Dated:  _______________, _____
Transferring Lender:                                       Principal amount:  ______________
---------------------------------------------------------- --------------------------------------------------
Term Loan Note payable to the order of the Transferring    Dated:  _______________, _____
Lender:                                                    Principal amount:  ______________
---------------------------------------------------------- --------------------------------------------------


                                                     [TRANSFERRING LENDER]


                                                     By
                                                       ------------------------------------------------------
                                                          Name:
                                                          Title


                                                     [PURCHASING LENDER]


                                                     By
                                                       ------------------------------------------------------
                                                          Name:
                                                          Title


                                                     ACCEPTED this _______ day
                                                     of ____________, __
                                                     (the "Effective Date")
                                                     [ADMINISTRATIVE AGENT], as ____________ Administrative
                                                     Agent


                                                     By
                                                       ------------------------------------------------------
                                                          Name:
                                                          Title:


                                                      3

                                   SCHEDULE X

I.       DEFINITIONS.

                  When used in the Loan Documents, the following capitalized defined terms have the meanings set forth below:

                  "ACCOUNTS" means all "accounts" as that term is defined in
Section 9-102 of the UCC, now or hereafter owned by Borrower under the Security Agreement, including without limitation the Security Accounts.

                  "ADJUSTED LOAN" means the hypothetical loan, with a term from the date of determination until the scheduled Term Loan Maturity Date, in the principal amount calculated with reference to an adjusted proforma forecast, based on the same methodology as the Closing Pro Forma, that reflects the event or events that resulted in Borrower not complying with the requirements of
Section 5.1(p) of the Loan Agreement. The principal amount of the Adjusted Loan will be the principal amount that would be amortized in full by an amortization schedule, based on the adjusted proforma forecast, that would result in Borrower maintaining the Minimum Coverage Ratio required by Section 5.1(p) of the Loan Agreement.

                  "AFFECTED PARTY" has the meaning set forth in Section 2.10(a)(i) of the Loan Agreement.

                  "AFFILIATE" means, with respect to any Person, any other Person (excluding any Person that may otherwise be deemed an Affiliate solely because it is a trustee under, or a committee with responsibility for administering, any Plan) (a) directly or indirectly controlling, controlled by, or under common control with, such Person, (b) directly or indirectly owning or holding or receiving any equity interest or other economic interest or benefit in such Person in excess of fifty percent (50%) or (c) in which such Person directly or indirectly controls any voting stock or other equity interest in excess of fifty percent (50%). For purposes of this definition, "control" (including with correlative meanings the terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; PROVIDED, that Cascade Investments, LLC and any other direct or indirect owner of PEI will not be deemed to be Affiliates of the PEIX Parties.

                  "ADMINISTRATIVE AGENT" means Hudson United Capital, a division of TD Banknorth, N.A., as administrative agent for the Lenders, or any successor thereto appointed pursuant to Section 7.8 of the Loan Agreement.

                  "AGGREGATE CONSTRUCTION LOAN COMMITMENT" means thirty-four million Dollars ($34,000,000).

                  "AGGREGATE TERM LOAN COMMITMENT" means the least of (i) thirty-four million Dollars ($34,000,000), (ii) 52.25% of the total Project cost as of the Term Loan Conversion Date and (iii) an amount equal to the present value (discounted at an interest rate of 9.5% per annum) of 43.67% of the Net Operating Cash predicted by the Closing Pro Forma from the Term Loan Conversion Date to the seventh anniversary thereof.

                  "APPROVALS" means any and all approvals, permits, permissions, licenses, authorizations, consents, certifications, actions, orders, waivers, exemptions, variances, franchises, filings, declarations, rulings, registrations and applications from or issued by any Government Instrumentality.

                  "ASSETS SALES PROCEEDS ACCOUNT" has the meaning set forth in
Section 2.2(a) of the Disbursement Agreement.

                  "ASSIGNED APPROVALS" means all Approvals obtained by Borrower at any time during the term of the Loans.

                  "ASSIGNED CONTRACTS" means all Project Documents to which Borrower is a party at any time during the term of the Loans, including without limitation the Project Documents listed in Schedule A to the Security Agreement.

                  "BANKRUPTCY EVENT" means, with respect to a Person:

                  (a) a general assignment by it for the benefit of its creditors;

                  (b) any action by which a court takes jurisdiction of its assets or revenues that remains undismissed or undischarged for a period of thirty (30) days;

                  (c) any action taken or initiated by it for its winding-up or liquidation or for the appointment of a receiver, trustee, custodian or similar officer for it or for any of its assets or revenues;

                  (d) any corporate, limited liability company, partnership or other action taken or initiated by it authorizing, approving, consenting to or indicating acquiescence in any case, action or proceeding described in clause (a), (b), (c), (f) or (g);

                  (e) its insolvency, inability to pay its debts as they become due or admission in writing of its inability to pay its debts as they become due;

                  (f) the commencement against it by any Person of a case, action or proceeding described in clause (b) or (c) or similar in effect that remains undismissed or undischarged for a period of thirty
         (30) days; PROVIDED, that if such Person is diligently pursuing, and is reasonably likely to obtain, a dismissal or discharge of such an action or proceeding, then the applicable period will be ninety (90) days; or

                  (g) the commencement by it of any bankruptcy, insolvency, reorganization or liquidation case, action or proceeding or any other proceeding for relief under any bankruptcy Law or any other Law for the relief of debtors or affecting the rights of creditors generally.

                  "BORROWER" means Pacific Ethanol Madera LLC, a Delaware limited liability company.

                  "BORROWER LLC AGREEMENT" means the Second Amended and Restated Limited Liability Company Agreement, dated as of March 28, 2006, by and between Borrower Member and the independent director of Borrower.

                  "BORROWER MEMBER" means Pacific Ethanol Holding Co. LLC, a Delaware limited liability company.

                  "BORROWER'S COUNSEL" means Latham & Watkins LLP.

                  "BUDGET LINE ITEM" means a line item in a Construction Budget or in an Operating Plan and Budget, as applicable.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or day on which commercial banks in New York, New York, Fresno, California, or Westport, Connecticut, are required or authorized to be closed.

                  "CLAIM" means any claim, suit, demand, proceeding, complaint, assessment, lien, injunction, order, judgment, notice of non-compliance or violation, investigation or other action by or before any Government Instrumentality or any other Person.

                  "CLOSING COSTS" means all amounts payable by Borrower pursuant to Section 8.11 of the Loan Agreement in connection with the transactions contemplated by the Loan Documents (i) on the Construction Loan Closing Date,
(ii) on each Construction Loan Funding Date, (iii) on the Term Loan Conversion Date and (iv) on any other date on which such amounts are payable pursuant to
Section 8.11 of the Loan Agreement.

                  "CLOSING PRO FORMA" means the projections of construction costs of the Project and the ten-year projections of the Net Operating Cash to be produced by the Project, prepared by the Administrative Agent and incorporating the results of the Engineer's report. The Closing Pro Forma will be updated prior to the Term Loan Conversion Date to reflect actual production capabilities of the Project as confirmed by the Engineer and with any adjustment based solely upon the Project's as-built production capacity and efficiency levels.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COLLATERAL" means, collectively, the "Collateral," as such term is defined in the Security Agreement, the "Pledged Collateral," as such term is defined in the Pledge Agreement and the "Trust Property," as such term is defined in the Mortgage, together with all other property, rights and interests from time to time subject, or purported to be subject, to the Security Document Liens.

                  "COMMERCIAL OPERATION" means commercial operation of the Project in accordance with the performance guarantee criteria and other applicable provisions contained in the EPC Contract.

                  "COMMITMENT" means any Lender's respective Construction Loan Commitment or Term Loan Commitment.

                  "COMPLETION" means completion of construction of the Project, which will be deemed to occur when (i) Final Performance Acceptance has occurred, (ii) the Project is in Commercial Operation and in compliance with the Required Approvals, applicable Laws and prudent ethanol industry practices, and
(iii) Borrower has obtained all Required Approvals and such Required Approvals are in full force and effect, final and not subject to adverse proceedings.

                  "COMPLETION BOND" means the completion bond provided by the EPC Contractor to the Administrative Agent, securing the performance of the EPC Contractor's "Phase I" and "Phase II" obligations under the EPC Contract.

                  "CONSENTS TO ASSIGNMENT" means the consent and agreements entered into among Borrower, the Administrative Agent and each of Kinergy, PAP, Delta-T, the EPC Contractor and PEC and relating to the collateral assignment of certain Project Documents by Borrower to the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

                  "CONSTRUCTION AND DRAW SCHEDULE" means the schedule for the construction of the Project, as prepared by Borrower and as the same may be revised by Borrower from time to time with the prior written approval of the Administrative Agent.

                  "CONSTRUCTION BUDGET" means the budget for the construction of the Project prepared by Borrower, as such budget may be revised by Borrower from time to time with the prior written approval of the Administrative Agent.

                  "CONSTRUCTION DRAW ACCOUNT" has the meaning set forth in
Section 2.2(a) of the Disbursement Agreement.

                  "CONSTRUCTION DRAW APPROVAL NOTICE" has the meaning set forth in Section 3.3(c)(ii) of the Disbursement Agreement.

                  "CONSTRUCTION DRAW REQUEST" means a written request delivered by Borrower to the Administrative Agent pursuant to Section 3.3(c) of the Disbursement Agreement.

                  "CONSTRUCTION LENDERS" means each Person identified as a Construction Lender on the signature pages of the Loan Agreement.

                  "CONSTRUCTION LOAN" means each loan made by the Construction Lenders to Borrower pursuant to Section 2.2(a) of the Loan Agreement.

                  "CONSTRUCTION LOAN CLOSING DATE" means April __, 2006.

                  "CONSTRUCTION LOAN COMMITMENT" means the commitment of each Construction Lender to make the Construction Loans set forth in Section 2.1(a) of the Loan Agreement.

                  "CONSTRUCTION LOAN COMMITMENT TERMINATION DATE" means the date that is 545 calendar days after the Construction Loan Closing Date.

                  "CONSTRUCTION LOAN FUNDING DATE" means the Construction Loan Closing Date, and, thereafter, the last Business Day of each calendar month falling between the Construction Loan Closing Date and the Term Loan Conversion Date on which all conditions precedent set forth in Section 3.2 of the Loan Agreement have been satisfied and Construction Loans are funded pursuant to
Section 2.2 of the Loan Agreement. No Construction Loan Funding Date may occur after the Construction Loan Commitment Termination Date.

                  "CONSTRUCTION LOAN INTEREST PERIOD" means each period, determined in accordance with Section 2.3(b) of the Loan Agreement, at the end of which interest is payable on the Construction Loans.

                  "CONSTRUCTION LOAN INTEREST RATE" means the rate of interest applicable to the Construction Loans, as calculated in accordance with Section 2.3(a) of the Loan Agreement.

                  "CONSTRUCTION LOAN MATURITY DATE" means the earlier to occur of (i) the Term Loan Conversion Date and (ii) the Construction Loan Commitment Termination Date.

                  "CONSTRUCTION LOAN NOTE" means a promissory note, in the form of Exhibit 2.4(a) to the Loan Agreement, executed and delivered by Borrower, payable to the order of a Construction Lender and evidencing such Lender's Construction Loan.

                  "CONTRACTUAL OBLIGATION," as applied to any Person, means any provision of any security issued by such Person or of any indenture, mortgage, deed of trust, lease, contract, undertaking, agreement or instrument to which such Person is a party or by which it or any of its property is bound or to which it or any of its property is subject.

                  "CONTRIBUTED CAPITAL" means the cash equity in the amount of seventeen million six hundred ninety thousand one hundred twenty-five Dollars ($17,690,125), to be arranged by or on behalf of Borrower, the full amount of which is to be deposited into the Construction Draw Account on the Construction Loan Closing Date and thereafter made available to Borrower pursuant to the provisions of the Disbursement Agreement to pay Qualified Project Construction Expenses prior to the making of any Construction Loans the proceeds of which are to be used to pay Qualified Project Construction Expenses.

                  "CORN PROCUREMENT AGREEMENT" means the Amended and Restated Corn Procurement Agreement (Madera Project), dated as of March 30, 2006, by and between Borrower and PAP.

                  "DDGS" means dried distillers' grains solubles.

                  "DEBT SERVICE ACCOUNT" has the meaning set forth in Section 2.2(a) of the Disbursement Agreement.

                  "DEBT SERVICE RESERVE ACCOUNT" has the meaning set forth in
Section 2.2(a) of the Disbursement Agreement.

                  "DEFAULT" means any event which, with the passage of time or the giving of notice or both, would be an Event of Default.

                  "DEFAULT RATE" has the meaning set forth in Section 2.3(d) of the Loan Agreement.

                  "DELTA-T" means Delta-T Corporation, a Virginia corporation.

                  "DISBURSEMENT AGENT" means Comerica Bank, a national banking association, or such other Person as may from time to time be the "Disbursement Agent" under the Disbursement Agreement.

                  "DISBURSEMENT AGREEMENT" means the Disbursement Agreement, dated the Construction Loan Closing Date, by and among Borrower, the Administrative Agent, the Disbursement Agent, the DSRA Agent and the Securities Intermediaries, providing for the establishment and maintenance of and the flow of funds among and from the Security Accounts.

                  "DISTRIBUTION REQUEST" means a distribution request, substantially in the form of Exhibit 4.2(d) to the Disbursement Agreement, delivered by Borrower to the Administrative Agent pursuant to Section 4.2(d) of the Disbursement Agreement.

                  "DOCUMENTS" means, collectively, the Loan Documents and the Project Documents.

                  "DOLLAR" and the sign "$" mean the lawful currency of the United States of America.

                  "DSRA AGENT" means the Wealth Management Group of TD Banknorth, N.A., or such other Person as may from time to time be the "DSRA Agent" under the Disbursement Agreement.

                  "DSRA ADDITIONAL REQUIRED BALANCE" means the amount that is the difference between the present value of all future payments of principal and interest on the Term Loans, discounted at the then-applicable Interest Rate, LESS the present value of all payments of principal and interest that would be payable on the Adjusted Loan, discounted at the then-applicable Interest Rate.

                  "DSRA REQUIRED BALANCE" has the meaning set forth in Section 4.3(d) of the Disbursement Agreement.

                  "ENGINEER" means Harris Group, Inc., or any successor thereto appointed by the Administrative Agent.

                  "ENVIRONMENTAL CLAIM" means any Claim relating to a release, discharge or emission of any Hazardous Substance or violation of an Environmental Law and includes any Claim asserted by a Government
Instrumentality or any other Person for damages, injury, clean-up, remediation, contribution or indemnity or a violation of or noncompliance with any Environmental Law.

                  "ENVIRONMENTAL CONSULTANT" means Kleinfelder, Inc.

                  "ENVIRONMENTAL LAWS" means any and all applicable international, federal, state, or local laws, statutes, ordinances, regulations, rules, Approvals, orders, court decisions or rule of common law which (i) regulate or relate to the protection or clean up of the environment; the use, discharge, emission, treatment, storage, transportation, handling, disposal or release of Hazardous Substances, the preservation or protection of waterways, groundwater, drinking water, air, wildlife, plants or other natural resources; or the health and safety of persons or property, including without limitation protection of the health and safety of employees; or (ii) impose liability or responsibility with respect to any of the foregoing, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss. 9601 et seq.), or any other law of similar effect.

                  "EPC CONTRACT" means (a) the Amended and Restated Phase I Design Build Agreement, dated November 2, 2005, by and between Borrower and the EPC Contractor and (b) the Phase 2 Design-Build Agreement, dated November 2, 2005, by and between Borrower and the EPC Contractor.

                  "EPC CONTRACTOR" means Lyles, or any successor thereto appointed by the Construction Lenders.

                  "EQUIPMENT" means all "equipment" or "fixtures," as those terms are defined in the UCC, now or hereafter owned by Borrower, including without limitation all machinery, equipment, furnishings, fixtures, vehicles, tools, supplies and other equipment of any kind and nature, wherever situated, used in connection with the construction, operation and maintenance of the Project and the Grain Facilities and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories, improvements, upgrades and accessories installed thereon or affixed thereto.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA AFFILIATE," with respect to any Person, means any member (whether or not incorporated) of a group that is under common control (within the meaning of the regulations under Section 414 of the Internal Revenue Code of 1986, as amended) and of which such Person is a member.

                  "ETHANOL MARKETING AGREEMENT" means the Amended and Restated Ethanol Marketing Agreement, dated as of March 16, 2006, by and between Borrower and Kinergy.

                  "EVENT OF DEFAULT" has the meaning set forth in Section 6.1 of the Loan Agreement.

                  "FINAL PERFORMANCE ACCEPTANCE" means that the Project has achieved "Final Construction Completion" under the EPC Contract.

                  "FINANCING STATEMENTS" means all financing statements on Form UCC-1 and all similar documents and instruments executed, filed or recorded for the purpose of perfecting Liens on the Collateral.

                  "FIRST-PRIORITY," when used with respect to any Security Document Lien on Collateral, means that such Collateral is subject to no Liens other than Permitted Liens and that such Security Document Lien is subordinate to no Liens other than Permitted Liens and then only to the extent permitted under Section 5.2(f) of the Loan Agreement.

                  "FUNDING DATE" means a Construction Loan Funding Date or the Term Loan Conversion Date, as applicable.

                  "GAAP" means generally accepted accounting principles, consistently applied, as in effect from time to time in the United States.

                  "GENERAL INTANGIBLES" means all "general intangibles," as that term is defined in the UCC, now or hereafter owned by Borrower, including without limitation equipment leases, partnership interests, limited liability company interests, member interests, joint venture interests, all patent rights, trademarks, copyrights, trade names, goodwill, registrations, license rights, rights in intellectual property, licenses, permits, business records, customer and subscriber lists, computer programs, tapes, disks and related data processing software owned by or in which such Person has an interest, rights to refunds or indemnification, the right to receive any Net Insurance Proceeds and all other intangible personal property of such Person of every kind and nature.

                  "GOVERNMENT INSTRUMENTALITY" means any nation, government, province, state or arbitral tribunal or organization, or any political subdivision, instrumentality, ministry, department, agency, court, tribunal, authority, corporation, commission or other body or entity of, or under the direct or indirect control of, any of the foregoing, including any central bank or other fiscal, monetary or other authority.

                  "GRAIN FACILITIES" means the grain processing and storage facilities located on the Site and owned by Borrower and operated by Grain Operator, including two rail loops serviced directly by the adjacent Burlington Northern Santa Fe Railroad.

                  "GRAIN OPERATOR" means Pacific Ag. Products, LLC, a California limited liability company.

                  "HAZARDOUS SUBSTANCE" means any pollutant, chemical, substance and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical, or chemical compound, or hazardous substance, material or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation under any Environmental Laws, including without limitation, asbestos, PCBs, radon gas, crude oil or any fraction thereof, all forms of natural gas, petroleum products or by-products or derivatives.

                  "HUDSON UNITED CAPITAL" means Hudson United Capital, a division of TD Banknorth, N.A.

                  "INDEBTEDNESS" means (i) indebtedness for borrowed money or for the deferred purchase price of property or services, (ii) obligations as lessee under leases which have been or should be, in accordance with GAAP, recorded as capital leases, and (iii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (i) or (ii) above.

                  "INSURANCE CONSULTANT" means Bollinger Insurance or another insurance consultant selected by Administrative Agent.

                  "INTERCREDITOR AGREEMENT" means the Intercreditor and Collateral Sharing Agreement, dated the Construction Loan Closing Date, among the Administrative Agent, Sub-Debt Provider and Borrower.

                  "INTEREST PERIOD" means a Construction Loan Interest Period or a Term Loan Interest Period, as applicable.

                  "INTEREST RATE" means any rate of interest applicable to a Loan or any other obligation of a party to a Loan Document to the Administrative Agent or the Lenders.

                  "INVENTORY" means "inventory," as that term is defined in the UCC, now or hereafter owned by Borrower, including without limitation (a) all products, goods, materials and supplies produced, purchased or acquired by Borrower for the purpose of sale in the ordinary course of its business, (b) maintenance materials inventory and (c) goods in which such Person has an interest in mass or a joint or other interest or right of any kind.

                  "KINERGY" means Kinergy Marketing, LLC, an Oregon limited liability company.

                  "LAW" means any law, statute, act, legislation, bill, enactment, policy, treaty, international agreement, ordinance, judgment, injunction, award, decree, rule, regulation, interpretation, determination, requirement, writ or order of any Government Instrumentality.

                  "LENDER INCOME TAXES" means all net income, franchise or similar Taxes (including branch profits Taxes or alternative minimum Tax) imposed on the Administrative Agent or any Lender by (i) the United States or any other country in which the Administrative Agent or such Lender is based,
(ii) the jurisdiction in which the Administrative Agent or such Lender is organized or has its principal office, (iii) the jurisdiction in which the Administrative Agent performs its services hereunder or in which such Lender books its portion of the Loans, (iv) any other jurisdiction as a result of a present or former connection between the Administrative Agent or any Lender and the jurisdiction of the Government Instrumentality imposing such Tax or (v) a political subdivision of any of the foregoing (including any State of the United States).

                  "LENDERS" means the Construction Lenders and the Term Lenders.

                  "LENDERS' COUNSEL" means Baker & McKenzie LLP.

                  "LIBOR" means, with respect to each Interest Period, (i) the per annum rate for deposits in U.S. Dollars for a period of thirty (30) days (in the case of a Construction Loan) or ninety (90) days (in the case of a Term
Loan) that appears on the Telerate Page 3750 Screen as of 11:00 a.m., New York time, on the day that is two (2) Business Days prior to the first day of an Interest Period (rounded upwards, if necessary, to the nearest 1/100,000 of 1%); or (ii) if such rate does not appear on the Telerate Page 3750 Screen, the reserve adjusted rate per annum equal to the 30-day or 90-day (as applicable) London Interbank Offered Rate that appears in the "Money Rates" section of THE WALL STREET JOURNAL on the first day of such Interest Period; or (iii) if THE WALL STREET JOURNAL no longer publishes such London Interbank Offered Rate, the per annum rate will be determined by the Administrative Agent by reference to the Reuters Screen ISDA Page as of 11:00 a.m., New York time, on the day that is two (2) Business Days prior to the first day of an Interest Period. As used in this definition, "TELERATE PAGE 3750 SCREEN" means the display designated as "Page 3750" on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits.

                  "LIBOR BUSINESS DAY" means any Business Day that is also a day for trading by and between banks in U.S. Dollar deposits in the London interbank market.

                  "LIEN" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

                  "LOAN" means a Construction Loan or a Term Loan.

                  "LOAN AGREEMENT" means the Construction and Term Loan Agreement, dated the Construction Loan Closing Date, by and among Borrower, the Administrative Agent and the Lenders from time to time party thereto.

                  "LOAN DOCUMENTS" means the Loan Agreement (including this
Schedule X), the Notes, the Security Documents and all other letters, agreements, guaranties and instruments delivered by any PEIX Party in connection with the Loan Agreement.

                  "LOSS" means any loss, theft, destruction, damage, casualty, title defect or failure, zoning change, taking, condemnation, seizure, confiscation or requisition of or with respect to the Project or the Grain Facilities or any part thereof.

                  "LOSS PROCEEDS ACCOUNT" has the meaning set forth in Section 2.2(a) of the Disbursement Agreement.

                  "LYLES" means W.M. Lyles, Co., a California corporation.

                  "MAJOR LOSS" means any loss, theft, destruction, damage, casualty, title defect or failure, zoning change, taking, condemnation, seizure, confiscation or requisition of or with respect to the Project or the Grain Facilities or any part thereof that, in the reasonable judgment of the Administrative Agent, makes construction or operation of the Project or the Grain Facilities uneconomical or unfeasible.

                  "MAJOR PROJECT DOCUMENTS" means the EPC Contract, the Ethanol Marketing Agreement, the Operations and Maintenance Agreements, the Technology License and the Corn Procurement Agreement.

                  "MAJORITY LENDERS" means, at any time, the holders of at least fifty-one percent (51%) in principal amount of the Notes then outstanding or, if no Notes are then outstanding, Lenders having at least fifty-one percent (51%) of the Aggregate Construction Loan Commitment; PROVIDED, that if any one Lender and its Affiliates hold more than fifty-one percent (51%) in principal amount of the Notes then outstanding, then "Majority Lenders" will mean all Lenders.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(a) the rights or interests of the Administrative Agent, the Disbursement Agent, the DSRA Agent or any Lender under any Loan Document, (b) the business, assets, property or condition (financial or otherwise) or operations of Borrower since the Construction Loan Closing Date, (c) the ability of Borrower, any other PEIX Party or the EPC Contractor to perform its obligations under any Loan Document or Major Project Document to which it is a party, or (d) the validity, enforceability or priority of the Liens granted in favor of the Administrative Agent pursuant to the Security Documents.

                  "MINIMUM COVERAGE RATIO" means (a) with respect to any date of calculation on or after the fourth Payment Date after the Term Loan Conversion Date, the ratio of (w) the Net Operating Cash from the Project for the preceding 12 months to (x) all scheduled payments of principal and interest (excluding the SPP Payments) on the Term Loans for the next twelve (12) month period and (b) with respect to any date of calculation on any of the first, second or third

Payment Date after the Term Loan Conversion Date, the ratio of (y) the Net Operating Cash from the Project since the Term Loan Conversion Date to (z) all scheduled payments of principal and interest (excluding the SPP Payments) on the Term Loans for the next one, two or three Payment Dates, calculated such that
(1) the Minimum Coverage Ratio as calculated on the first Payment Date after the Term Loan Conversion Date will be the ratio of the Net Operating Cash from the Project since the Term Loan Conversion Date to the amount of the scheduled payments of principal and interest on the Term Loans payable on the second Payment Date after the Term Loan Conversion Date, (2) the Minimum Coverage Ratio as calculated on the second Payment Date after the Term Loan Conversion Date will be the ratio of the Net Operating Cash from the Project since the Term Loan Conversion Date to the aggregate amount of the scheduled payments of principal and interest on the Term Loans payable on the third and fourth Payment Dates after the Term Loan Conversion Date and (3) the Minimum Coverage Ratio as calculated on the third Payment Date after the Term Loan Conversion Date will be the ratio of the Net Operating Cash from the Project since the Term Loan Conversion Date to the aggregate amount of the scheduled payments of principal and interest on the Term Loans payable on the fourth, fifth and sixth Payment Dates after the Term Loan Conversion Date.

                  "MONTHLY CONSTRUCTION REPORT" means a report, substantially in the form of Exhibit 5.1(k)(iii) to the Loan Agreement, prepared by Borrower in good faith and with due care with respect to the construction of the Project which (i) reports and describes any delay, projected delay or event of force majeure and (ii) sets forth such other information as may be reasonably requested by the Administrative Agent.

                  "MORTGAGE" means the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated the Construction Loan Closing Date, by Borrower to Chicago Title Insurance Company, as trustee, for the benefit of the Administrative Agent.

                  "MULTIEMPLOYER PLAN" means a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "NET INSURANCE PROCEEDS" means all amounts payable to, on behalf of or on account of the interest of Borrower under any Required Insurance or in respect of any Loss.

                  "NET OPERATING CASH" means the Project's revenues less Qualified Project Expenses.

                  "NOTE" means a Construction Loan Note or a Term Loan Note.

                  "NOTICE OF BORROWING" means a notice in the form of Exhibit
2.2 to the Loan Agreement.

                  "OBLIGATIONS" means all principal, premium, interest (including interest which would accrue but for the filing of a petition in bankruptcy), reimbursement obligations, indemnities, fees, expenses, liabilities and obligations of any kind, whether monetary or nonmonetary, owing from Borrower or Borrower Member to the Administrative Agent or any Lender or due to be performed by Borrower or Borrower Member for the benefit of the Administrative Agent or any Lender under or in connection with any Loan Document.

                  "OPERATION AND MAINTENANCE AGREEMENTS" means (a) the Amended and Restated Operation and Maintenance Services Agreement, dated as of March 16, 2006, by and between Borrower and PEC and (b) the Grain Mill Operation and Maintenance Agreement, dated as of March 30, 2006, by and between Borrower and PAP.

                  "OPERATING PLAN AND BUDGET," for any period, means an operating plan and budget for the Project with respect to such period prepared by Borrower in good faith and with due care that sets forth in reasonable detail
(i) the projected levels of operation of the Project on a monthly basis, (ii) the projected revenues and expenses (including all scheduled payments of principal and interest on the Term Loans) of the Project on a monthly basis,
(iii) the overhaul, maintenance and repair schedule for the Project, (iv) the amount and timing of expected capital expenditures, (v) cash flow projections and working capital needs and (vi) such other information as the Administrative Agent may reasonably request prior to the adoption thereof.

                  "ORGANIZATIONAL DOCUMENTS" means the certificates or articles of incorporation, by-laws, limited liability company agreements, operating agreements, certificates and agreements of limited partnership and other formative and governing documents relating to a Person.

                  "PAP" means Pacific Ag. Products, LLC, a California limited liability company.

                  "PAYMENT DATE" means any date on which a payment of principal of or interest on any Loan is due under the Loan Agreement.

                  "PEC" means Pacific Ethanol California, Inc., a California corporation.

                  "PEI" means Pacific Ethanol, Inc., a Delaware corporation.

                  "PEIX PARTIES" means, collectively, Borrower, Kinergy, PEC, Borrower Member and Grain Operator.

                  "PERMITTED CONSTRUCTION DELAY" has the meaning set forth in
Section 3.2(a)(vi)(A) of the Loan Agreement.

                  "PERMITTED INVESTMENTS" means (i) securities issued or guaranteed or insured by the United States of America or any agency or instrumentality thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than ninety (90) days from the date of creation thereof and as at any date of determination rated "A-1" or better by Standard & Poor's Ratings Services and "P-1" or better by Moody's Investors Service, Inc., (iii) bankers acceptances or certificates of deposit maturing within ninety (90) days from the date of acquisition thereof issued by any bank the short-term obligations of which are rated "A-1" or better by Standard & Poor's Rating Services and "P-1" or better by Moody's Investors Service, Inc. and (iv) any fund that invests in any of the investments described in the preceding clauses (i) through (iii); PROVIDED, that with respect to the credit ratings specified above, if neither Moody's Investors Service, Inc. nor Standard & Poor's Rating Services is in the business of rating the relevant Permitted Investment, such Permitted Investment shall have received a rating equivalent to that specified above for such Permitted Investment by another nationally recognized credit rating agency of similar standing; PROVIDED, FURTHER, that Permitted Investments purchased with funds from any Security Account shall have a scheduled maturity no later than the Business Day immediately preceding the next anticipated cash withdrawal or transfer from such Security Account; PROVIDED, FURTHER, that "Permitted Investments" also includes fully secured repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications established in clause (ii) above.

                  "PERMITTED LIENS" has the meaning set forth in Section 5.2(f) of the Loan Agreement.

                  "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies and other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

                  "PHASE I COMPLETION" means "Completion" as such term is defined in the Amended and Restated Phase I Design-Build Agreement, dated November 2, 2005, by and between Borrower and the EPC Contractor.

                  "PLAN" means a pension plan providing benefits for employees of a Person covered by Title IV of ERISA.

                  "PLANS AND SPECIFICATIONS" means the plans and specifications for the Project.

                  "PLEDGE AGREEMENT" means the Membership Interest Pledge Agreement, dated the Construction Loan Closing Date, between Borrower Member, on the one hand, and the Administrative Agent, on the other hand.

                  "PRO FORMA BALANCE SHEET" means the estimated balance sheet of Borrower as of the Construction Loan Closing Date.

                  "PRO RATA SHARE" means, with respect to each Lender, such Lender's pro rata share (expressed as a percentage) of the Aggregate Construction Loan Commitment or the Aggregate Term Loan Commitment, as applicable, in each case as set forth on the signature pages to the Loan Agreement.

                  "PROCESS AGENT" means a process agent reasonably acceptable to the Administrative Agent, or any successor thereto approved by the Administrative Agent.

                  "PRODUCTS" means ethanol, WDGS, DDGS, carbon dioxide and any other co-product or by-product produced in connection with the production of ethanol at the Project and all whole and processed grains handled by Borrower (or by the Grain Operator on behalf of Borrower) at the Grain Facilities.

                  "PROJECT" means Borrower's ethanol production facility located in Madera, California.

                  "PROJECT DOCUMENTS" means the agreements and documents to which Borrower is or becomes a party during the term of the Loans, relating to the development, design, ownership, construction and operation of the Project and the Grain Facilities, including Major Project Documents, all agreements relating to the Site, all agreements relating to the supply of water, natural gas, corn and electricity to the Project, all other agreements relating to the operations and maintenance of the Project and the Grain Facilities and all other documents listed on Schedule A to the Security Agreement or as may be reasonably required by the Administrative Agent.

                  "PROJECT PARTIES" means all parties to the Project Documents other than Borrower.

                  "PROJECT REVENUES ACCOUNT" has the meaning set forth in
Section 2.2 of the Disbursement Agreement.

                  "QUALIFIED PROJECT CONSTRUCTION EXPENSES" means (a) the following costs and expenses incurred by Borrower from the Construction Loan Closing Date to the Term Loan Conversion Date: (i) costs and expenses incurred by Borrower during such period under the EPC Contract and other costs and expenses incurred by Borrower during such period directly related to the design, engineering, construction, installation, start-up, and testing of the Project and Qualified Project Expenses payable prior to Commercial Operation; (ii) Closing Costs and other fees and expenses incurred during such period by or on behalf of Borrower in connection with the development of the Project and the consummation of the transactions contemplated by the Loan Documents (and the interest rate protection agreements), including financial, accounting, legal, environmental site assessment, surveying and consulting fees, all fees payable to the Administrative Agent or the Lenders in connection with the Loan Documents (and the interest rate protection agreements); (iii) the costs of obtaining Approvals for the Project prior to Commercial Operation; (iv) interest on the Construction Loans payable prior to Commercial Operation; (v) financing expenses, costs and charges in connection with this Agreement and the fees and expenses of Lenders' Counsel and the consultants; (vi) insurance premiums with respect to the title insurance policy and the Required Insurance incurred during such period; and (vii) all costs, fees and expenses incurred by Borrower in accordance with the construction budget and other costs directly related to the design, engineering, construction, installation, start-up and testing of the facilities being constructed thereunder incurred during such period; and (b) all other costs and expenses included in the construction budget and incurred by Borrower during such period.

                  "QUALIFIED PROJECT EXPENSES" means, with respect to the Project, (i) reasonable fees and expenses of accounting, legal, insurance, engineering or other professional advisors to Borrower for services relating to the Project, (ii) reasonable expenses relating to equipment rental, utility charges, administration, routine operation and maintenance of the Project and statutory representation, (iii) reasonable insurance premiums, (iv) property and other taxes and regulatory fees, (v) reasonable expenses of testing and calibration and permitting, in each case in amounts not to exceed amounts deemed reasonable by the Administrative Agent, (vi) reasonable expenses for corn, natural gas and electricity necessary to operate the Project in accordance with the Operating Plan and Budget, and (vii) out-of-pocket expenses incurred by the managers of Borrower in connection with their duties as managers of Borrower, including travel, lodging other expenses, that are either included in the then-current Operating Plan and Budget or otherwise approved in advance by the Administrative Agent, which approval will not be unreasonably withheld or delayed. Management fees and similar payments paid to any PEIX Party other than Borrower for work performed as Borrower's manager or otherwise relating to the management of Borrower or the Project (other than expenses described in clause
(vii) of the preceding sentence) are not Qualified Project Expenses.

                  "REIMBURSABLE TAXES" has the meaning set forth in Section 2.10(a)(i) of the Loan Agreement.

                  "REQUIRED APPROVALS" means all Approvals required in connection with the execution, delivery, performance, admission into evidence or enforcement of the Documents or the development, construction, ownership or operation of the Project and the Grain Facilities as contemplated under the Documents, including without limitation all Approvals required for the Project to operate at the levels projected in the Closing Pro Forma.

                  "REQUIRED INSURANCE" means the insurance to be obtained and maintained by Borrower and the EPC Contractor, as described in Exhibit 5.1(n) to the Loan Agreement.

                  "SCHEDULED INSTALLMENT" has the meaning set forth in Section 2.8(a)(ii) of the Loan Agreement.

                  "SECURITIES INTERMEDIARIES" means Comerica Bank, a national banking association, and Hudson United Capital, and such other Persons as may from time to time be a "Securities Intermediary" under the Disbursement Agreement.

                  "SECURITY ACCOUNTS" means the Construction Draw Account, the Project Revenues Account, the Debt Service Account, the Debt Service Reserve Account, the Cash Sweep Account, the Asset Sales Proceeds Account and the Loss Proceeds Account.

                  "SECURITY AGREEMENT" means the Assignment and Security Agreement, dated the Construction Loan Closing Date, between Borrower and the Administrative Agent.

                  "SECURITY DOCUMENT LIENS" means the Liens created, or purported to be created, pursuant to the Security Documents.

                  "SECURITY DOCUMENTS" means the Mortgage, the Security Agreement, the Disbursement Agreement, the Financing Statements, the Consents to Assignment, the Pledge Agreement (including the membership interest certificates and transfer instruments delivered pursuant thereto), the Intercreditor Agreement, and all other agreements and instruments executed by the PEIX Parties or any other Person to provide security for the repayment of the Loans and the payment of all other obligations of Borrower and Borrower Member under the Loan Documents.

                  "SITE" means the real property on which the Project and the Grain Facilities are or are to be located and all related easements, rights-of-way and other rights and interests.

                  "SPP PAYMENT" has the meaning set forth in Section 2.8(a)(iii) of the Loan Agreement.

                  "SUB-DEBT" means the loans made to Borrower by the Sub-Debt Provider pursuant to the Sub-Debt Documents.

                  "SUB-DEBT DOCUMENTS" means (a) the Amended and Restated Term Loan Agreement, dated as of _________ ___, 2006, by and between Sub-Debt Provider and Borrower and (b) the Deed of Trust (Non-Construction) Security Agreement and Fixture Filing with Assignment of Rents, effective as of __________ __, 2006, by and among Borrower, Chicago Title Company and Sub-Debt Provider.

                  "SUB-DEBT PROVIDER" means Lyles Diversified, Inc., a California corporation.

                  "SUBSTANTIAL COMPLETION" means "Substantial Construction Completion" as such term is defined in the Phase 2 Design-Build Agreement, dated November 2, 2005, by and between Borrower and the EPC Contractor.

                  "SUPPLIES AND RAW MATERIALS" means all fuel, materials, stores, spare parts and supplies and other personal property which are consumable (other than by ordinary wear and tear) in the operation of the business of Borrower or in the production of Products by the Project.

                  "TAX" means all taxes, charges, duties, fees, levies and other assessments of a similar nature (whether federal, state, local or foreign) based upon or measured by income and any other tax whatsoever, including gross receipts, capital gains, license, profits, windfall profits, sales, use, occupation, value added, AD VALOREM, transfer, franchise, withholding, payroll, employment, excise, stamp, premium, capital stock, production, business and occupation, disability, severance, or real or personal property taxes, fees, or assessments of any kind whatsoever imposed by any Government Instrumentality, together with any interest, additions to tax or penalties imposed with respect thereto.

                  "TECHNOLOGY LICENSE" means the License of Technology, dated September 1, 2005, between Delta-T and Borrower.

                  "TERM LENDERS" means each Person identified as a Term Lender on the signature pages of the Loan Agreement.

                  "TERM LOAN" means a term loan made to Borrower pursuant to
Section 2.2(b) of the Loan Agreement.

                  "TERM LOAN COMMITMENT" means the commitment of each Term Lender to make Term Loans set forth in Section 2.1(a) of the Loan Agreement.

                  "TERM LOAN CONVERSION DATE" means the date on which all conditions precedent set forth in Section 3.3 of the Loan Agreement have been satisfied and the Term Loans are funded pursuant to Section 2.2(b) of the Loan Agreement. The Term Loan Conversion Date may not occur after the Construction Loan Commitment Termination Date.

                  "TERM LOAN INTEREST PERIOD" means each period, determined in accordance with Section 2.3(b) of the Loan Agreement, at the end of which interest is payable on the Term Loans.

                  "TERM LOAN INTEREST RATE" means the rate of interest payable on a Term Loan in accordance with Section 2.3 of the Loan Agreement.

                  "TERM LOAN MATURITY DATE" means the seventh anniversary of the first March 31, June 30, September 30 or December 31 following the Term Loan Conversion Date.

                  "TERM LOAN NOTE" means a promissory note, in the form of
Exhibit 2.4(b) to the Loan Agreement, executed and delivered by Borrower, payable to the order of a Term Lender and evidencing such Term Lender's Term Loan.

                  "TITLE INSURER" means a national title insurance company agreed upon by Borrower and the Administrative Agent.

                  "TITLE POLICY" has the meaning set forth in Section 3.1 of the Loan Agreement.

                  "TRANSFER TAXES" has the meaning set forth in Section 3.3(h) of the Loan Agreement.

                  "UCC" means the Uniform Commercial Code in effect in the State of New York; PROVIDED, in the event that, by reason of mandatory provisions of Law, any or all of the perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof and of the other Loan Documents relating to such perfection or priority and for purposes of definitions related to such provisions.

                  "WDGS" means wet distiller's grain solubles, which is a product of the Project.

                  "WDGS MARKETING AGREEMENT" means the WDG Marketing and Services Agreement, dated March 4, 2005, by and among Borrower (as assignee of
PEC), Phoenix Bio Industries and Western Milling LLC.

                  "WITHDRAWAL APPROVAL NOTICE" has the meaning set forth in
Section 3.2(d) of the Disbursement Agreement.

II.      RULES OF CONSTRUCTION.

                  The following rules of construction will apply in the Loan
Documents:

                           (i) titles and headings are for convenience only and will not be deemed part of the Loan Documents for purposes of interpretation;

                           (ii) unless otherwise stated, references in a Loan Document to "Sections," "Exhibits" and "Appendices" refer, respectively, to Sections of, and Exhibits and Appendices to, such Loan Document;

                           (iii) "including" means "including, but not limited to" and "include" or "includes" means "include, without limitation" or "includes, without limitation";

                           (iv) "month" means "calendar month";

                           (v) "hereunder," "herein," "hereto" and "hereof," when used in a Loan Document, refer to such Loan Document and not to a particular Section or clause of such Loan Document;

                           (vi) in the case of defined terms, the singular includes the plural and vice versa;

                           (vii) unless otherwise indicated, all accounting terms not specifically defined will be construed in accordance with GAAP;

                           (viii) unless otherwise indicated, each reference to a particular Law is a reference to such Law as it may be amended, modified, extended, restated or supplemented from time to time, as well as to any successor Law thereto; and

                           (ix) unless otherwise indicated, each reference to a particular agreement is a reference to such agreement as it may be amended, modified, extended, restated or supplemented from time to time in compliance with Section 5.2(c) of the Loan Agreement (if applicable), as well as to any successor agreement thereto entered into in compliance with Section 5.2(c) of the Loan Agreement (if applicable).